     As filed with the Securities and Exchange Commission on April 28, 1999
                                                   Registration Nos. 033-89028
                                                                     811-8964


-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM N-4

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                    Pre-Effective Amendment No.                       [ ]
                                               ----

                    Post-Effective Amendment No. 8                    [X]
                                                ----

                                        and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]


                              Amendment No. 9                         [X]
                                           ---


                          IL ANNUITY AND INSURANCE CO.
                          ---------------------------
                               SEPARATE ACCOUNT 1
                               -------------------
                           (Exact Name of Registrant)

                        IL ANNUITY AND INSURANCE COMPANY
                        --------------------------------
                              (Name of Depositor)

            2960 North Meridian Street, Indianapolis, Indiana 46208
            -------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (317) 927-6500


Name and Address of Agent for Service:                    Copy to:
Janis B. Funk, Esq., Vice President Law, Individual       Stephen E. Roth, Esq.
Indianapolis Life Insurance Company                       Sutherland Asbill & Brennan LLP
2960 North Meridian Street                                1275 Pennsylvania Avenue, N.W.
Indianapolis, Indiana 46208                               Washington, D.C. 20004-2415


             Approximate date of proposed public offering: As soon as practicable after effectiveness of the Registration Statement.

                              -------------------

      It is proposed that this filing will become effective:

           [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

           [X]  on May 1, 1999 pursuant to paragraph (b) of Rule 485
                   -----------

           [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

           [ ]  on                  pursuant to paragraph (a) of the Rule 485
                  ------------------

        Title of securities being registered: Units of Interests in a separate account under flexible premium deferred variable annuity contracts and the guarantee of IL Annuity and Insurance Co. relating thereto.

PROSPECTUS                                                 VISIONARY
MAY 1, 1999
Please read this prospectus carefully before               FLEXIBLE PREMIUM DEFERRED VARIABLE
investing, and keep it for future reference.  It           ANNUITY
contains important information about the
Visionary variable annuity.                                             issued by
                                                           IL ANNUITY AND INSURANCE COMPANY
To learn more about the Visionary Contract, you                        through the
may want to look at the Statement of Additional            IL ANNUITY AND INSURANCE CO.
Information dated May 1, 1999 (known as the                SEPARATE ACCOUNT 1
"SAI").  For a free copy of the SAI, contact us
at:
                                                           The Visionary Contract ("Contract") has 15 funding
                                                           choices--one fixed account (paying a guaranteed minimum
                                                           fixed rate of interest) and 14 variable accounts
    IL Annuity and Insurance Company                       which invest in the following mutual fund portfolios:
    Administrative Office
    2960 North Meridian Street
    Indianapolis, Indiana  46208
    Telephone:  (800) 388-1331                                  THE ALGER AMERICAN FUND
                                                           -            MidCap Growth
                                                           -            Small Capitalization
We have filed the SAI with the U.S. Securities
and Exchange Commission (the "SEC") and                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND ("VIP")
have incorporated it by reference into this                -            Equity-Income
prospectus.  The SAI's table of contents appears           -            Growth
at the end of this prospectus.                             -            Money Market

                                                                FIDELITY VARIABLE INSURANCE PRODUCTS FUND II ("VIPII")
The SEC maintains an Internet website                      -            Asset Manager
(http://www.sec.gov) that contains the SAI,                -            Contrafund
material incorporated by  reference, and other             -            Index 500
information. You may also read and copy these              -            Investment Grade Bond
materials at the SEC's public reference room in
Washington, D.C. Call 1-800-SEC-0330 for                        OCC ACCUMULATION TRUST
information above the SEC's public reference               -            Managed
room.                                                      -            Small Cap

                                                                T. ROWE PRICE FIXED INCOME SERIES, INC.
                                                           -            Limited-Term

                                                                T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                           -            International Stock
VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN
RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR                     VAN ECK WORLDWIDE INSURANCE TRUST
INVESTMENT.                                                -            Worldwide Hard Assets

-         The investment performance of the
          portfolios in which the variable accounts invest will vary.
-         We do not guarantee how any of the
          portfolios will perform.
- The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
-         Neither the U.S. Government nor any
          federal agency insures your investment in the policy.




THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Glossary.....................................................................  4
Highlights...................................................................  6
         The Contract........................................................  6
         How to Invest.......................................................  7
         Cancellation -- The 10 Day Free-Look Period.........................  7
         Investment Options..................................................  7
         Transfers...........................................................  8
         Partial Withdrawals.................................................  9
         Full Withdrawal.....................................................  9
         Death Benefit.......................................................  9
         Maturity Benefit.................................................... 10
         Fees and Charges.................................................... 10
         Annuity Provisions.................................................. 11
         Federal Tax Status.................................................. 11
         Inquiries........................................................... 11
FEE TABLE.................................................................... 12
         Condensed Financial Information..................................... 16
The Company and the Separate Account......................................... 16
         IL Annuity and Insurance Company.................................... 16
         IL Annuity and Insurance Co. Separate Account 1..................... 17
The Portfolios............................................................... 18
         Investment Objectives of the Portfolios............................. 18
         Investment Advisers to the Funds.................................... 20
         Availability of the Funds........................................... 21
The Pay-In Period............................................................ 22
         Purchasing a Contract............................................... 22
         Premium Payments.................................................... 23
         Cancellation -- The 10 Day Free-Look Period......................... 23
         Designating Your Investment Options................................. 24
Your Contract Value.......................................................... 25
         Separate Account Value.............................................. 25
Transfers Between Investment Options......................................... 26
         General............................................................. 26
         Telephone Transfers................................................. 26
         Transfer Fee........................................................ 27
         Dollar-Cost Averaging............................................... 27
         Interest Sweep...................................................... 28
         Automatic Account Balancing Service................................. 28
Access to Your Money......................................................... 28
         Full Withdrawals.................................................... 28
         Partial Withdrawals................................................. 29
         Systematic Withdrawal Program  ..................................... 30
         Full and Partial Withdrawal Restrictions............................ 30
         Restrictions on Distributions from Certain Types of Contracts....... 30
Contract Loans............................................................... 31
Death Benefits............................................................... 32
         Death Benefit Before the Annuity Start Date......................... 32
         Distribution Upon the Owner's Death................................. 33
         Distribution Upon the Death of the Annuitant........................ 33

         Death of Payee After the Annuity Start Date.......................   34
The Maturity Benefit.......................................................   34
Fees and Charges...........................................................   38
         Withdrawal Charge (Contingent Deferred Sales Charge)..............   38
         Contract Fee......................................................   40
         Asset-Based Administration Charge.................................   40
         Mortality and Expense Risk Charge.................................   40
         Transfer Fee......................................................   41
         Portfolio Fees and Charges........................................   41
         Premium Taxes.....................................................   41
         Other Taxes.......................................................   41
The Payout Period..........................................................   41
         The Annuity Start Date............................................   42
         Annuity Payout Options............................................   42
         Determining the Amount of Your Annuity Payment....................   43
         Fixed Annuity Payments............................................   43
         Variable Annuity Payments.........................................   43
         Annuity Unit Value  ..............................................   44
         Description of Annuity Payout Options.............................   44
The Fixed Account..........................................................   45
         Fixed Account Value...............................................   46
         Fixed Account Transfers...........................................   47
Investment Performance of the Variable Accounts............................   48
Voting Rights..............................................................   50
Federal Tax Matters........................................................   51
         Taxation of Non-Qualified Contracts...............................   51
         Taxation of Qualified Contracts...................................   53
         Other Tax Issues .................................................   54
         Our Income Taxes..................................................   54
         Possible Tax Law Changes..........................................   55
Other Information..........................................................   55
         Holidays..........................................................   55
         Payments..........................................................   55
         Modification......................................................   56
         Distribution of the Contracts.....................................   56
         Legal Proceedings.................................................   57
         Reports to Owners.................................................   57
         Inquiries.........................................................   57
         Year 2000 Matters.................................................   57
         Financial Statements..............................................   58
Statement of Additional Information Table of Contents......................   58
Appendix A.................................................................  A-1

                                    GLOSSARY

      For your convenience, we are providing a glossary of the special terms we use in this prospectus.


ACCUMULATION UNIT -- The measurement we use before the Annuity Start Date to calculate the value of each variable account at the end of each Valuation Day.


ANNUITANT -- You are the annuitant, unless you state otherwise in your application. The annuitant is the person (or persons) whose life (or lives) determines the dollar amount of the annuity payment benefits we will pay under the Contract and whose death determines the death benefit. The annuitant may not be changed.


ANNUITY START DATE -- The date when we start making annuity payments under the Contract. (The term "Annuity Commencement Date" is used in the Contract.)


ANNUITY UNIT -- A measurement we use to calculate the value of your annuity payments if you choose to receive annuity payments from the variable accounts.

BENEFICIARY -- The person you name to receive the death benefit if the annuitant dies before we start making annuity payments.


BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business, except for the holidays listed in this prospectus under "Holidays." (The term "Valuation Date" is used in the Contract.)


COMPANY ("WE,""US,""OUR") -- IL Annuity and Insurance Company.


CONTRACT ANNIVERSARY -- The same date in each year as the date of issue.


CONTRACT VALUE -- The total amount you have accumulated under the Contract. It is the total of the money you have in the separate account and the fixed account.

DATE OF ISSUE -- The date we issue your contract. It is shown on the specifications page of the Contract. We measure contract years and contract anniversaries from the date of issue and is the date on which the first contract year begins.


DUE PROOF OF DEATH -- Proof of death that we find satisfactory, such as a certified copy of the death records, or a certified copy of a court decree reciting a finding of death.

ELIGIBLE PREMIUM PAYMENT -- That part of any premium payment that you allocate to a particular Eligible Variable Account at the time of payment, provided payment was made at least ten (10) years before the Maturity Benefit Date.



ELIGIBLE VARIABLE ACCOUNT -- Variable accounts the Company designates to be guaranteed by the Maturity Benefit. Currently all variable accounts are so designated.


FIXED ACCOUNT --An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account.


FUNDS --The open-end management investment companies listed on the front page of this Prospectus. This Contract allows you to invest in certain investment portfolios of the Funds.



MATURITY BENEFIT -- A guarantee we provide regarding your Contract's value in the variable accounts on the Maturity Benefit Date.


MATURITY BENEFIT DATE -- The later of the annuitant's age 70 or 10 years after the date of issue. Special rules apply to joint owners.


OWNER OR OWNERS ("YOU" OR "YOUR") --The person(s) having the privileges of ownership stated in the Contract. Joint owners may be permitted.


PAYEE -- The person or persons entitled to receive annuity payments. You may name a "successor payee" who will receive any guaranteed annuity payments after the death of the sole surviving payee.


PAY-IN PERIOD -- The period that begins when we issue your Contract and ends on the Annuity Start Date. During the pay-in period, earnings accumulate on a tax-deferred basis.


PAYOUT PERIOD -- The period that begins on the Annuity Start Date during which you receive annuity payments based on the money you have accumulated under your Contract.

PAYOUT PLAN --The arrangement you choose under which we pay annuity payments to you after the Annuity Start Date. You may choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment experience of the variable accounts in which you are invested at that time, or whether you will receive a combination of fixed and variable payments.

PORTFOLIO -- A separate investment portfolio of a Fund in which a variable account invests.

QUALIFIED CONTRACT -- A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under sections 401(a), 403(b), 408 or 408A of the Internal Revenue Code.


SEPARATE ACCOUNT -- IL Annuity and Insurance Co. Separate Account 1, a separate investment account divided into variable accounts that we established to receive and invest the premium payments we receive under the Contract. Assets in the separate account are not part of our general account.



SERVICE CENTER -- USA Administration Services, Inc., the administrator for the Contracts. The mailing address for the Service Center is P.O. Box 2948, Overland Park, KS 66201-1348 or 12900 Metcalf Avenue, Suite 200, Overland Park, KS 66213-2620. You can call the Service Center office at 1-888-232-6486.


VARIABLE ACCOUNT -- A subdivision of the Separate Account that invests exclusively in shares of a single portfolio of a Fund. The investment performance of each variable account is linked directly to the investment performance of the portfolio in which it invests.


WRITTEN REQUEST -- Your signed written notice or request. We must receive your written request at the Service Center and it must be in a form we find satisfactory.


                                   HIGHLIGHTS

===============================================================================

      These highlights provide only a brief overview of the more important features of the Visionary Contract. More detailed information about the Contract appears later in this prospectus. Please read this prospectus carefully.

THE CONTRACT

      An annuity is a contract where you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date chosen by you. The Visionary Contract is a special kind of annuity that is:

       -    FLEXIBLE PREMIUM - you may add premium payments at any time.

       - TAX-DEFERRED - you do not have to pay taxes on earnings until you take money out by full or partial cash withdrawals, or until we make annuity payments to you, or we pay the death benefit.

       - VARIABLE - its value fluctuates with the performance of the mutual fund portfolios in which you invest. You bear the investment risk on the amounts you invest.

       - AVAILABLE WITH RETIREMENT PLANS - you may purchase this annuity in connection with retirement plans, including those that qualify for favorable federal tax treatment.

      Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from your contract value. The money you can accumulate during the pay-in period, as well as the annuity payout option you choose, will determine the dollar amount of any annuity payments you receive.

HOW TO INVEST

      You may purchase the Contract with a single payment of $1,000 or more under most circumstances. We will not issue a Contract if you are older than age 85 on the date of issue.


      You can pay additional premiums of $1,000 or more with some limitations. Send your premium payments to the Service Center, P.O. Box 2948, Overland Park, KS 66201-1348 or 12900 Metcalf Avenue, Suite 200, Overland Park, KS 66213-2620. You can call the Service Center office at 1-888-232-6486.


CANCELLATION -- THE 10 DAY FREE-LOOK PERIOD


      You have the right to cancel the Contract for a refund within 10 days after you receive it (or within 20 days if the Contract is replacing another annuity contract or insurance policy). You must return the Contract to our Service Center along with your written request to cancel the Contract. We will treat the returned Contract as if it had never been issued. In some states you may have more than 10 days. The amount that we refund will vary according to state requirements. If we refund your original premium payment, we will put your premium payment to the Money Market variable account during the free-look period.


INVESTMENT OPTIONS

      You may invest your money in any of 14 portfolios by directing it into the corresponding variable account. The portfolios now available to you under the Contract are:

THE ALGER AMERICAN FUND                    OCC ACCUMULATION TRUST
-         MidCap Growth                    -    Managed
-         Small Capitalization             -    Small Cap
FIDELITY VIP                               T. ROWE PRICE FIXED INCOME SERIES, INC.
-         Equity-Income                    -    Limited-Term Bond
-         Growth                           T. ROWE PRICE INTERNATIONAL SERIES, INC.
-         Money Market                     -    International Stock
FIDELITY VIP II                            VAN ECK WORLDWIDE INSURANCE TRUST
-         Asset Manager                    -    Worldwide Hard Assets
-         Contrafund
-         Index 500
-         Investment Grade Bond


      Each variable account invests exclusively in shares of one portfolio of a Fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in the prospectuses for the Funds that accompany this prospectus.

      Depending on market conditions, you can make or lose money in any of the variable accounts. We reserve the right to offer other investment choices in the future.

      THE VALUE OF YOUR INVESTMENT IN THE VARIABLE ACCOUNTS WILL FLUCTUATE DAILY BASED ON THE INVESTMENT RESULTS OF THE PORTFOLIOS IN WHICH YOU INVEST, AND ON THE FEES AND CHARGES DEDUCTED.

      You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one year periods at a fixed rate that is guaranteed by us never to be less than 3.0%.

TRANSFERS

      During the pay-in period, you may transfer your contract value from the variable accounts and the fixed account to other variable account(s) and the fixed account, subject to certain restrictions. Transfers may reduce the value of the Maturity Benefit guarantee.

      Transfers to the fixed account must be at least $1,000. During the pay-in period, you may transfer up to 20% of the fixed account value, as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. We do not charge a fee for transfers from the fixed account to one or more variable accounts, nor do we consider such transfers to be transfers for purposes of assessing a transfer charge.


      You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a contract year before the Annuity Start Date.

      Once you begin to receive annuity payments, you may make one transfer between the variable accounts each contract year.

PARTIAL WITHDRAWALS


      During the pay-in period, you may receive a cash withdrawal of part of your contract value by sending a written request to the Service Center. The minimum amount you can withdraw is $250.



      Your cash withdrawal may be subject to a withdrawal charge, if you withdraw premium payments during the first nine contract years. In any contract year after the first contract year, you may withdraw a portion of your contract value, called the free withdrawal amount, without incurring a withdrawal charge. Withdrawals may reduce the value of the Maturity Benefit guarantee.


      You may have to pay federal income taxes and a penalty tax on any money you withdraw from the Contract. The federal tax laws may prohibit certain premature withdrawals from the Contract before or after the Annuity Start Date.

FULL WITHDRAWAL

      During the pay-in period, you may cancel the Contract and receive its surrender value by sending us a written request. As with partial withdrawals, you may have to pay federal income taxes and a penalty tax on any money you withdraw from the Contract. The federal tax laws may prohibit certain premature withdrawals from the Contract before or after the Annuity Start Date.

DEATH BENEFIT

      We will pay the death benefit to the beneficiary on the annuitant's death before the Annuity Start Date.

      The death benefit will equal the greater of:

       - the sum of premium payments made under the Contract, LESS partial withdrawals as of the date the death benefit is determined; or

       -    the contract value as of the date the death benefit is determined.

      In determining the death benefit, we will also subtract any premium taxes that apply.

MATURITY BENEFIT


      The Maturity Benefit guarantees a minimum value in the variable accounts on the later of the annuitant's 70th birthday, or the Contract's tenth anniversary, provided certain conditions are met. The Maturity Benefit is based on the premium payments that are directed into the Eligible Variable Accounts at the time of payment, reduced by adjusted withdrawals and transfers, provided the payment is made before the Maturity Benefit Date.


      We will not credit your Contract with any Maturity Benefit if you elect to receive annuity payments before the Maturity Benefit Date.

      Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Maturity Benefit.

FEES AND CHARGES


      Withdrawal Charge. We will deduct a withdrawal charge if you withdraw all or part of your contract value during the first nine contract years. The amount of the withdrawal charge depends upon the number of years since we issued your Contract. The withdrawal charge is 7% in the first six contract years, decreasing to 6% in the seventh contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten.


      We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.

      The withdrawal charge may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post secondary education, as provided in the Contract.

      Contract Fee. We deduct a quarterly contract fee of $7.50 from your contract value at the end of each contract quarter during the pay-in period and on the date of full withdrawal. Certain exceptions apply.

      Transfer Fee. You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a contract year before the Annuity Start Date.

      Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your value in the variable accounts at an annual rate of 1.25%. We will continue to deduct this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

      Asset-Based Administrative Charge. We will deduct a daily administrative charge from your value in the variable account at an annual rate of 0.15%. We will continue to assess this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.


      Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If necessary, we will make the deduction either: (a) from premium payments as we receive them,
(b) from your contract value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a death benefit.



      Portfolio Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. These charges currently annually range from .30% to 1.16% annually. See the Fee Table in this Prospectus and the prospectuses for the portfolios.


ANNUITY PROVISIONS

      Payout Options. The Contract allows you to receive periodic annuity payments beginning on the Annuity Start Date you select. You may choose among several payout plans. You may receive income payments for a specific period of time or for life, with or without a guaranteed number of payments.

      We will use your adjusted contract value on the Annuity Start Date to calculate the amount of your annuity payments under the payment plan you choose. If you select a variable payout option, the dollar amount of your payments may go up or down depending on the investment results of the portfolios you invest in at that time.

FEDERAL TAX STATUS

      Generally, a distribution, including a full or partial withdrawal or death benefit payment, may be taxed. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the federal tax status of variable annuity contracts, see "Federal Tax Status."

INQUIRIES

      If you need additional information, please contact us at:

               Service Center
               P.O. Box 2948
               Overland Park, KS 66201-1348

                         or


               12900 Metcalf Avenue, Suite 200
               Overland Park, KS 66213-2620
               1-888-232-6486.

                                    FEE TABLE

===============================================================================

      The Fee Table illustrates the current expenses and fees under the Contract as well as the portfolios' fees and expenses for the 1998 calendar year. The purpose of this table is to help you understand the various costs and expenses that you will pay directly and indirectly.

YOUR TRANSACTION EXPENSES


Sales Charge Imposed on Premium Payments..............................................................None

Maximum Withdrawal Charge (contingent deferred
      sales charge) as a percentage of premium payments(1)............................................7.0%

Transfer Fee.........................................................No fee for first twelve transfers in a contract year, then $25 per
                                                                                      additional transfer
ANNUALIZED CONTRACT FEE (2)...........................................................................$30



SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average net assets)



Mortality and Expense Risk Charge....................................................................1.25%
Administrative Expenses..............................................................................0.15%
                                                                                                     -----
Total Separate Account Annual Expenses...............................................................1.40%



ANNUAL FUND EXPENSES
(as a percentage of average net assets after fee waiver or expense reimbursements)



                                                                             TOTAL ANNUAL
                                                                            EXPENSES (AFTER
                                     MANAGEMENT          OTHER EXPENSES         WAIVERS
                                        FEES                 (AFTER               AND
NAME OF PORTFOLIO                  (AFTER WAIVERS)       REIMBURSEMENT)     REIMBURSEMENT)
-----------------                  ---------------       --------------     --------------
Alger American Fund

 MidCap Growth Portfolio                0.80%                0.04%               0.84%

 SmallCap Portfolio                     0.85%                0.04%               0.89%

                                                                             TOTAL ANNUAL
                                                                            EXPENSES (AFTER
                                     MANAGEMENT          OTHER EXPENSES         WAIVERS
                                        FEES                 (AFTER               AND
NAME OF PORTFOLIO                  (AFTER WAIVERS)       REIMBURSEMENT)     REIMBURSEMENT)
-----------------                  ---------------       --------------     --------------
Fidelity VIP
Equity-Income Portfolio (3)             0.49%                0.09%               0.58%

Growth Portfolio (3)                    0.59%                0.09%               0.68%

Money Market Portfolio                  0.20%                0.10%               0.30%


Fidelity VIP II
Asset Manager Portfolio (3)             0.54%                0.10%               0.64%

Contrafund Portfolio (3)                0.59%                0.11%               0.70%

Index 500 Portfolio (3)                 0.24%                0.11%               0.35%

Investment Grade Bond Portfolio         0.43%                0.14%               0.57%

OCC Accumulation Trust
Managed Portfolio (4)                   0.78%                0.04%               0.82%

Small Cap Portfolio (4)                 0.80%                0.08%               0.88%


T. Rowe Price Fixed Income
Series, Inc.
Limited-Term Bond Portfolio
(5)                                     0.70%                0.00%               0.70%

T. Rowe PriceInternational
Series, Inc.
International Stock
Portfolio(5)                            1.05%                0.00%               1.05%

Van Eck Worldwide
Insurance Trust
Worldwide Hard Assets
Portfolio                               1.00%                0.16%               1.16%



1/    We do not assess a withdrawal charge if the Contract terminates due to your death or the annuitant's death, or if you decide to begin to receive annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.



2/    We waive this fee for Qualified Contracts. We also waive this fee for
Non-Qualified Contracts with cumulative premium payments of at least $100,000.

3/    A portion of the brokerage commissions that the Equity Income, Growth,
Asset Manager, Index 500 and Contrafund Portfolios pay was used to reduce fund expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the fee table would have been: 0.57% for the Equity Income Portfolio; 0.66% for the Growth Portfolio; 0.63% for the Asset Manager Portfolio; 0.28% for the Index 500 Portfolio; and 0.66% for the Contrafund Portfolio.



4/    The Other Expenses of the OCC Accumulation Trust Portfolios as of December
31, 1998 are shown without a reduction for certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. The Total Annual Portfolio Expenses of the Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of their respective average daily net assets. These limitations had a negligible effect, so that without such limitations, and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Annual Portfolio Expenses incurred for the fiscal year ended December 31, 1998 would have been: 0.78%, 0.04% and 0.82%, respectively, for the Managed Portfolio; and 0.80%, 0.08% and 0.88%, respectively, for the Small Cap Portfolio.



5/    The Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70%, computed daily and paid monthly, based on its average daily net assets. The International Stock Portfolio pays Rowe Price-Fleming International, Inc. ("Price-Fleming") an annual all-inclusive fee of 1.05%, computed daily and paid monthly, based on its average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.


EXAMPLES

      (NOTE: The examples shown below are entirely hypothetical. They do not represent past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.)

      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and charges and expenses reflected in the Fee Table above:

1. If you surrender your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:


-------------------------------------------------------------------------------------------------------
                                  1 YEAR            3 YEARS            5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
   MidCap Growth                  $ 94.50           $ 143.44           $ 198.64           $ 273.95

-------------------------------------------------------------------------------------------------------
   Small Capitalization           $ 95.02           $ 144.91           $ 201.27           $ 279.19
-------------------------------------------------------------------------------------------------------
FIDELITY VIP
   Equity-Income                  $ 91.77           $ 135.79           $ 184.89           $ 246.26
-------------------------------------------------------------------------------------------------------
   Growth                         $ 92.82           $ 138.74           $ 190.20           $ 257.00
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  1 YEAR            3 YEARS            5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------
   Money Market                   $ 88.83           $ 127.50           $ 169.91           $ 215.62
-------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   Asset Manager                  $ 92.40           $ 137.56           $ 188.08           $ 252.72
-------------------------------------------------------------------------------------------------------
   Contrafund                     $ 93.03           $ 139.32           $ 191.26           $ 259.13
-------------------------------------------------------------------------------------------------------
   Index 500                      $ 89.36           $ 128.98           $ 172.60           $ 221.16
-------------------------------------------------------------------------------------------------------
   Investment Grade Bond          $ 91.67           $ 135.49           $ 184.36           $ 245.18
-------------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
   Managed                        $ 94.29           $ 142.85           $ 197.59           $ 271.84
-------------------------------------------------------------------------------------------------------
   Small Cap                      $ 94.92           $ 144.61           $ 200.74           $ 278.14
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES,  INC.
   Limited-Term Bond              $ 93.03           $ 139.32           $ 191.26           $ 259.13
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
SERIES,  INC.
   International Stock            $ 96.70           $ 149.59           $ 209.64           $ 295.78
-------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE
INSURANCE TRUST
   Worldwide Hard Assets          $ 97.85           $ 152.80           $ 215.36           $ 307.03
-------------------------------------------------------------------------------------------------------


2. If you do not surrender your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:


-------------------------------------------------------------------------------------------------------
                                  1 YEAR            3 YEARS            5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
   MidCap Growth                  $ 24.50           $ 75.31            $ 128.64           $ 273.95

-------------------------------------------------------------------------------------------------------
   Small Capitalization           $ 25.02           $76.88             $ 131.27           $ 279.19
-------------------------------------------------------------------------------------------------------
FIDELITY VIP
   Equity-Income                  $ 21.77           $ 67.09            $ 114.89           $ 246.26
-------------------------------------------------------------------------------------------------------
   Growth                         $ 22.82           $ 70.25            $ 120.20           $ 257.00
-------------------------------------------------------------------------------------------------------
   Money Market                   $ 18.83           $ 58.18            $   99.91          $ 215.62
-------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   Asset Manager                  $ 22.40           $ 68.99            $ 118.08           $ 252.72
-------------------------------------------------------------------------------------------------------
   Contrafund                     $ 23.03           $ 70.89            $ 121.26           $ 259.13
-------------------------------------------------------------------------------------------------------
   Index 500                      $ 19.36           $ 59.78            $ 102.60           $ 221.16
-------------------------------------------------------------------------------------------------------
   Investment Grade Bond          $ 21.67           $ 66.77            $ 114.36           $ 245.18
-------------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
   Managed                        $ 24.29           $ 74.68            $ 127.59           $ 271.84
-------------------------------------------------------------------------------------------------------
   Small Cap                      $ 24.92           $ 76.57            $ 130.74           $ 278.14
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES,  INC.
   Limited-Term Bond              $ 23.03           $ 70.89            $ 121.26           $ 259.13
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
SERIES,  INC.
   International Stock            $ 26.70           $ 81.91            $ 139.64           $ 295.78
-------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE
INSURANCE TRUST
   Worldwide Hard Assets          $ 27.85           $ 85.36            $ 145.36           $ 307.03
-------------------------------------------------------------------------------------------------------



      The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also reflect the contract fee of $30 as being assessed on an average contract value of $30,000, which translates the contract fee into a 0.10% charge for the purposes of the examples based on a $1,000 investment.


      THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL. IT DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THIS ASSUMED RATE.


CONDENSED FINANCIAL INFORMATION



      Condensed financial information for the variable accounts is included at the end of this prospectus.


                      THE COMPANY AND THE SEPARATE ACCOUNT

===============================================================================

IL ANNUITY AND INSURANCE COMPANY

      IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, is a stock life insurance company organized under the laws of the Commonwealth of

Massachusetts on December 21, 1965 and incorporated on March 9, 1966. We changed our name to "IL Annuity and Insurance Company" on January 17, 1995.

      On October 31, 1994, we entered into an assumption reinsurance agreement with Sentry Life Insurance Company ("Sentry"). Under that agreement, Sentry assumed all of our existing insurance in-force and related assets and liabilities.

      On November 1, 1994, we became a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc. ("Indianapolis Life Group"), which is a majority-owned subsidiary of Indianapolis Life Insurance Company. Indianapolis Life Insurance Company is a mutual life insurance company chartered under Indiana law in 1905 with assets as of December 31, 1998 which approximated $1.78 billion.



      At the end of 1997, American United Life Insurance Company ("AUL") and Indianapolis Life Insurance Company took preliminary steps toward an affiliation. At that time, AUL invested $8,910,000 in Indianapolis Life Group of Companies, Inc. ("IL Group") and on March 30, 1998 AUL invested an additional $18,090,000. On March 31, 1999, an Investment and Funding Agreement was executed between IL Group, AUL and Legacy Marketing Group ("LMG"). The Agreement provides for additional investments in IL Group, the purpose of which is to provide additional capital to IL Annuity. As a result of these investments and related transactions, as of March 31, 1999, Indianapolis Life Insurance Company retains ownership of 61.30% of the stock of IL Group, AUL owns 32.44% of the IL Group stock and LMG owns 6.26% of the IL Group stock. The Agreement to affiliate does contain provisions which would allow AUL to invest additional amounts in IL Group, and potentially to own up to 49.9% of the outstanding IL Group stock.


IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1


      We established IL Annuity and Insurance Co. Separate Account I (the "separate account") as a separate account under Massachusetts insurance law on November 1, 1994. The separate account will receive and invest net premium payments made under the Contracts. In addition, the separate account may receive and invest premium payments for any other variable annuity contracts that we issue in the future.


      The assets in the separate account are our property. However, the portion of the assets in the separate account equal to the reserves and other contract liabilities of the separate account are not chargeable with the liabilities arising out of any other business that we conduct and that which is not specifically related to, or dependent on, the separate account. The assets of the separate account are available to cover our general liabilities only to the extent that the separate account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the separate account. We have the right to transfer to the general account any assets of the separate account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to our other income, gains or losses or those of any other separate account.

      The separate account currently is divided into fourteen variable accounts that are available for investment but may, in the future, include additional variable accounts. Each variable account invests exclusively in shares of a single corresponding fund. The income, gains and losses, whether or not realized, from the assets allocated to each variable account are credited to or charged against that variable account without regard to income, gains or losses from any other variable account.

      The separate account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the separate account or the Company by the SEC. The separate account is also subject to the laws of the State of Massachusetts which regulate the operations of insurance companies domiciled in Massachusetts.


                                 THE PORTFOLIOS


===============================================================================

      Each variable account of the separate account invests in shares of a designated portfolio of a series-type mutual fund. Each Fund currently available under the Contract is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

      The assets of each portfolio are separate from the assets of other portfolios, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

      Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment manager is responsible for the selection of portfolio investments consistent with the portfolios's investment objectives and policies, and conducts securities trading for the portfolio.




      In addition, the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of other such portfolios. We make no assurance, and no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.







      An investment in a variable account, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS



      The investment objective of each portfolio is summarized below. WE GIVE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. You can find more detailed information, including a description of risks, fees and expenses of each portfolio in the prospectuses for the portfolios which accompany this prospectus.

CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.



-------------------------------------------------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------
THE ALGER AMERICAN                     seeks long-term capital appreciation.
MIDCAP GROWTH                          The portfolio focuses on midsize
PORTFOLIO                              companies with promising growth
                                       potential. Under normal circumstances,
                                       the portfolio invests primarily in the
                                       equity securities of companies having a
                                       market capitalization within the range
                                       of companies in the S&P(R) MidCap 400
                                       Index.
-------------------------------------------------------------------------------------
THE ALGER AMERICAN                     seeks long-term capital appreciation.
SMALL CAPITALIZATION                   The portfolio focuses on small,
PORTFOLIO                              fast-growing companies that offer
                                       innovative products, services or
                                       technologies to a rapidly expanding
                                       marketplace. Under normal circumstances,
                                       the portfolio invests primarily in the
                                       equity securities of small
                                       capitalization companies. A small
                                       capitalization company is one that has a
                                       market capitalization within the range
                                       of the Russell(R) 2000 Growth or the
                                       S&P(R)SmallCap 600 Index.
-------------------------------------------------------------------------------------
FIDELITY VIP                           seeks reasonable income and will also
EQUITY-INCOME                          consider the potential for capital
PORTFOLIO                              appreciation.   The portfolio seeks a
                                       yield which exceeds the composite yield
                                       on the securities comprising the S&P 500
                                       by investing primarily in
                                       income-producing equity securities.
-------------------------------------------------------------------------------------
FIDELITY VIP                           seeks to achieve capital appreciation by
GROWTH PORTFOLIO                       investing in common stocks that the
                                       adviser believes have above-average
                                       growth potential.
-------------------------------------------------------------------------------------
FIDELITY VIP                           seeks to earn a high level of current
MONEY MARKET                           income as is consistent with the
PORTFOLIO                              preservation of capital and liquidity by
                                       investing in high-quality, short-term
                                       money market securities of different
                                       types.
-------------------------------------------------------------------------------------
FIDELITY VIP II                        seeks to obtain a high total return
ASSET MANAGER                          with reduced risk over the long-term by
PORTFOLIO                              allocating its assets among stocks,
                                       bonds and short-term instruments.
-------------------------------------------------------------------------------------
FIDELITY VIP II                        seeks long-term capital appreciation by
CONTRAFUND PORTFOLIO                   investing primarily in common stocks of
                                       companies whose value the adviser
                                       believes is not fully recognized by the
                                       public.
-------------------------------------------------------------------------------------
FIDELITY VIP II                        seeks to match the total return of the
INDEX 500 PORTFOLIO                    S&P 500. The adviser normally invests
                                       at least 80% of the portfolio's assets
                                       in equity securities of companies that
                                       compose the S&P 500.
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
FIDELITY VIP II                        seeks as high a level of current income as
INVESTMENT GRADE                       is consistent with the preservation of
BOND PORTFOLIO                         capital by investing in U.S. dollar-denominated
                                       investment grade bonds.
------------------------------------------------------------------------------------------
OCC ACCUMULATION                       seeks growth of capital over time through
MANAGED PORTFOLIO                      investment in a portfolio consisting of
                                       common stocks, bonds and cash equivalents,
                                       the percentages of which will vary based on
                                       management's assessments of relative
                                       investment values.
------------------------------------------------------------------------------------------
OCC ACCUMULATION                       seeks capital appreciation through investment
SMALL CAP PORTFOLIO                    in a diversified portfolio of equity securities
                                       of companies with market capitalizations of
                                       under $1 billion.
------------------------------------------------------------------------------------------
T. ROWE PRICE                          seeks a high level of income consistent with
LIMITED-TERM BOND                      moderate fluctuation in principal value. The
PORTFOLIO                              portfolio will invest at least 65% of total
                                       assets in short- and intermediate-term,
                                       investment-grade debt securities.
------------------------------------------------------------------------------------------
T. ROWE PRICE                          seeks long-term growth of capital through
INTERNATIONAL STOCK                    investments primarily in common stocks of
PORTFOLIO                              established, non-U.S. companies.
------------------------------------------------------------------------------------------
VAN ECK                                seeks long-term capital appreciation by
WORLDWIDE HARD                         investing globally, primarily in "Hard Asset
ASSETS PORTFOLIO                       Securities" of companies that are directly
                                       or indirectly engaged to a significant extent
                                       in the exploration, development, production
                                       or distribution of one or more of the following:
                                       (i) precious metals, (ii) natural resources,
                                       (iii) real estate, and (iv) commodities.
------------------------------------------------------------------------------------------


INVESTMENT ADVISERS TO THE FUNDS

      THE ALGER AMERICAN FUND. Fred Alger Management, Inc. ("Alger Management") serves as investment adviser for the MidCap Growth and Small Capitalization Portfolios of The Alger American Fund. Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the portfolio's broker in effecting substantially all of the portfolio transactions on security exchanges.


      FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND FIDELITY VARIABLE INSURANCE PRODUCTS FUND II. The portfolios of the VIP Fund and the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). On behalf of VIP Money Market Portfolio, FMR has entered in a sub-advisory agreement with Fidelity Investments Money Management, Inc. ("FIMM"), under which FIMM has primary responsibility for choosing investments for the funds. On behalf of VIPII Asset Manager Portfolio, FMR has entered into a sub-advisory agreement with FIMM, under which FIMM chooses certain types of investments for the portfolio. On behalf of VIPII Asset Manager Portfolio and VIPII Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far
East) Inc. ("FMR Far East"), under which the sub-advisers provide investment research advice on issuers based outside the United States and may also provide investment advisory services to the funds.



      OCC ACCUMULATION TRUST. The OCC Trust receives investment advice with respect to each of its portfolios from OpCap Advisors. OpCap Advisors is a subsidiary of Oppenheimer Capital which is an indirect wholly owned subsidiary of PIMCO Advisors L.P.


      T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Associates, Inc. is responsible for the selection and management of the portfolio investments of T. Rowe Price Limited-Term Bond Portfolio and receives a single, all-inclusive fee based on the portfolio's average daily net assets to cover investment management and operating expenses.

      T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. ("Price-Fleming") is responsible for the selection and management of the portfolio's investments. Incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Fleming"), Price-Fleming receives a single, all-inclusive fee based on the portfolio's average daily net assets to cover investment management and operating expenses.

      VAN ECK WORLDWIDE INSURANCE TRUST. Van Eck Associates Corporation serves as investment adviser and manager to the Van Eck Worldwide Hard Assets Portfolio pursuant to an Advisory Agreement with the Van Eck Trust.

      We have entered into agreements with the investment adviser of several of the Funds whereby each such investment adviser will pay us a servicing fee based on an annual percentage of the average aggregate net assets we invest on behalf of the separate account. These agreements reflect administrative services we provide to the Funds. Payments of such amounts by the Funds will not increase the fees the Funds or their shareholders pay.

AVAILABILITY OF THE FUNDS


      We cannot guarantee that each portfolio will always be available for investment through the Contracts.


      We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a fund that are held in the separate account or that the separate account may purchase. If the shares of a fund are no longer available for investment or if, in our judgment, further investment in any fund should become inappropriate, we may redeem the shares, if any, of that fund and substitute shares of another fund. We will not substitute any shares attributable to a Contract's interest in a variable account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

      We also reserve the right to establish additional variable accounts of the separate account, each of which would invest in shares of a new corresponding fund having a specified investment objective. We may, in our sole discretion, establish new variable accounts or eliminate or combine one or more variable accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new variable accounts available to you on a basis that we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more variable accounts to any other variable account if, in our sole discretion, marketing, tax, or investment conditions warrant. Additional information regarding termination of participation agreements, substitutions of investments and resolving conflicts among Funds may be found in the SAI.


      In the event of any such substitution or change, we may change the Contract to reflect the substitution or change. If we consider it to be in the Owner's and annuitant's best interest, and subject to any approvals that may be required under applicable law, the separate account may be:

       -    operated as a management investment company under the 1940 Act;

       - deregistered under the 1940 Act if registration is no longer required;

       - combined with other Company separate accounts; or transferred to another separate account of ours.

      In addition, we may, when permitted by law, restrict or eliminate any voting rights under the Contracts.

      We will continue to pay a Maturity Benefit on premium payments allocated to an Eligible Variable Account if:

       - the portfolio underlying an Eligible Variable Account changes its investment objective;

       - we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account;

       - or shares of a portfolio underlying an Eligible Variable Account are no longer available for investment and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account.


                                THE PAY-IN PERIOD


===============================================================================


      The pay-in period begins when your first premium payment is made and continues until you begin to receive annuity payments during the payout period. The pay-in period will also end if you fully withdraw all of your contract value before the payout period.



PURCHASING A CONTRACT



      You may purchase a Contract with a premium payment of $1,000 or more. The maximum first premium payment is $250,000.

      To purchase a Contract, you must make an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc., or of a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the tax code. We will not issue you a Contract if you are older than age 85 on the date of issue.


PREMIUM PAYMENTS


      Premium payments must be at least $1,000. You may make premium payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all contract value; or (c) the date you reach age 85 (age 70 1/2 for Qualified Contracts other than Roth IRAs).



      In any one contract year, we will not accept premium payments that total more than two times your first premium payment. We will not accept total premium payments in excess of $250,000. However, we reserve the right to waive these limitations.



      Under the Automatic Premium Payment Plan, you may select an annual, semi-annual, quarterly or monthly payment schedule under which we will automatically deduct premium payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000 per month.



CANCELLATION -- THE 10 DAY FREE-LOOK PERIOD



      You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a written request for cancellation and the returned Contract to the Service Center before the end of the free-look period.



      The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of:



       - the difference between the premium payments you paid and the amounts you allocated to the variable accounts and the fixed account under the Contract; AND



       - the contract value as of the date we receive the Contract and the written request for cancellation at the Service Center.



      You bear the investment risk for premium payments allocated to the variable accounts during the free-look period.



      A few states require us to return premium payments upon cancellation. If state law requires that premium payments be returned, the amount of the refund will be the greater of:

       -    the premium payments you paid under the Contract; and



       - the contract value (without the deduction of a withdrawal charge) on the date we receive the Contract and the written request for cancellation at our Service Center, plus any premium taxes we deducted.



      In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date on which we credit the initial premium payment to your Contract. At the end of that period, we will direct the amount in the Money Market variable account to the variable accounts you selected on your application based on the allocation percentages you specified.



DESIGNATING YOUR INVESTMENT OPTIONS



      When you fill out your application, you will give us instructions on how to allocate your first net premium payment among the fourteen variable accounts and the fixed account. The amount you direct to a particular variable account and/or to the fixed account must equal at least 1% of the premium payment.



      Once we receive your premium payment and your completed application at the Service Center, we will issue your Contract and direct your first net premium payment within two (2) business days to the variable accounts and/or the fixed account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The 10-Day Free Look Period."



      If you did not give us all the information we need, we will contact you. If we cannot complete the application within five (5) business days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first net premium payment to the variable accounts and/or the fixed account according to your instructions within two business days.



      We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive the payments. Our business day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them the next business day. We will direct your premium payment to the variable accounts and/or the fixed account according to your written instructions in effect at the time we receive it. However, you may direct individual premium payments to a specific variable account and/or to the fixed account without changing your instructions. You may change your instructions directing your investments at any time by sending us a written request or by telephone authorization. Changing your instructions will not change the way existing contract value is apportioned among the variable accounts or the fixed account.

      THE CONTRACT VALUE YOU DIRECTED TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.


                               YOUR CONTRACT VALUE

===============================================================================

SEPARATE ACCOUNT VALUE


      Your separate account value will reflect the investment experience of the selected variable accounts, any net premium payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum separate account value. A Contract's separate account value depends upon a number of variables, therefore it cannot be predetermined.



      CALCULATING SEPARATE ACCOUNT VALUE. Your separate account value is determined at the end of each business day. The value will be the total of your Contract's value in each of the variable accounts.



      NUMBER OF ACCUMULATION UNITS. Any amounts you allocate or transfer to the variable accounts will be converted into variable account accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred by the accumulation unit value for that variable account at the end of the business day during which the amount was allocated or transferred. The number of accumulation units in any variable account will be increased at the end of the business day by any net premium payments allocated to the variable account during the current business day and by any amounts transferred to the variable account from another variable account or from the fixed account during the current business day.



      Any amounts transferred, surrendered or deducted from a variable account will be processed by canceling or liquidating accumulation units. The number of accumulation units to be canceled is determined by dividing the dollar amount being removed from a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was removed. The number of accumulation units in any variable account will be decreased at the end of the business day by:

       - any amounts transferred (including any applicable transfer fee) from that variable account to another variable account or to the fixed account;


       -    any amounts withdrawn or surrendered on that business day;


       - any withdrawal charge or premium tax assessed upon a partial withdrawal or surrender; and

       -    the quarterly contract fee, if assessed on that business day.


         ACCUMULATION UNIT VALUE. The accumulation unit value for each variable account's first business day was set at $10. The accumulation unit value for a variable account is calculated for each subsequent business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined.



                      TRANSFERS BETWEEN INVESTMENT OPTIONS


===============================================================================

GENERAL

      Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of the amount in a variable account or the fixed account to another variable account or the fixed account.


      If you transfer money out of an Eligible Variable Account, you will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.") IT IS IMPORTANT THAT YOU READ THE SECTION ON "MATURITY BENEFIT" BEFORE YOU MAKE A TRANSFER.



      Transfers to the fixed account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. We measure a contract year from the anniversary of the day we issued your Contract. We do not charge a Transfer Fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.



      We will make transfers as of the valuation day on which we receive a written request for such transfer at our Service Center before 4:00 p.m. Eastern Time. Transfers received after 4:00 p.m. Eastern Time will be made as of the next Valuation Day. There currently is no limit on the total number of transfers that can be made prior to the Annuity Start Date among or between variable accounts or to the fixed account.


TELEPHONE TRANSFERS


      We will make a transfer based upon instructions you give us over the telephone, provided we have on file a currently valid telephone transfer authorization that you have signed. If you have not completed such an authorization on your application, you must send a telephone transfer authorization form to our Service Center. Your authorization is valid until you revoke it in writing or until the Service Center receives a subsequently dated form that you have signed. You may use your telephone to authorize a transfer from one variable account or the fixed account to another variable account or the fixed account, to change the allocation instructions for future investments, to change Dollar-Cost Averaging, interest sweep and Automatic Account Balancing options and/or to request a partial withdrawal.



      We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures.



      The procedures that we may follow for telephone transfers include:



       - providing you with a written confirmation of all transfers made according to telephone instructions,



       - requiring a form of personal identification prior to acting on instructions received by telephone, and



       -    tape recording instructions received by telephone.



      We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, we reserve the right not to honor transfers requested by a third party holding a power of attorney from you where that third party requests simultaneous transfers on your behalf of two or more Contracts.


TRANSFER FEE


      We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per contract year. See below.


DOLLAR-COST AVERAGING


      The Dollar-Cost Averaging program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more variable accounts or the fixed account to any other variable accounts. The fixed dollar amount will purchase more accumulation units of a variable account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.



      You may elect to participate in the Dollar-Cost Averaging Program when you complete your application, or at any other time before the Annuity Start Date, by sending us a written request. To use the Dollar-Cost Averaging Program, you must transfer at least $100 to each variable account. Once you elect the program, it remains in effect for the life of the Contract until the value of the variable account from which transfers are being made is depleted, and/or the value of the fixed account is expended, or until you cancel the program by written request or by telephone request if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.



      Dollar-Cost Averaging from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.


INTEREST SWEEP


      Before the Annuity Start Date, you may elect to have any interest credited to the fixed account automatically transferred on a quarterly basis to one or more variable accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the fixed account due to an interest sweep transfer are counted toward the 20% of fixed account value that may be transferred out of the fixed account during any contract year.



AUTOMATIC ACCOUNT BALANCING SERVICE



      Once your money has been allocated among the variable accounts, the performance of each variable account may cause your allocation to shift. You may instruct us to automatically rebalance your variable account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing when you complete your application or at any other time before the Annuity Start Date by sending us a written request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a written request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an account balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing at any time and for any reason.



      Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.



                              ACCESS TO YOUR MONEY


===============================================================================

FULL WITHDRAWALS


      At any time before the Annuity Start Date, you may withdraw fully from the Contract for its surrender value.

      The surrender value is equal to :



       -    the contract value; MINUS


       -    any applicable withdrawal charges; MINUS


       -    any premium taxes not previously deducted; and MINUS


       -    the contract fee unless waived.


      For Qualified Contracts, any outstanding loan balance is also deducted.



      The surrender value will be determined as of the business day on which we receive your written request for a full withdrawal, plus your Contract, at our Service Center. The surrender value will be paid in a lump sum unless you request payment under a payout plan. A full withdrawal may have adverse federal income tax consequences, including a penalty tax.


PARTIAL WITHDRAWALS


      At any time before the Annuity Start Date, you may send a written request to us to withdraw part of your contract value. You must withdraw at least $250.



      We will withdraw the amount you request from the contract value as of the business day on which we receive your written request for the partial withdrawal. We will then reduce the amount remaining in the Contract by any applicable withdrawal charge. Your contract value after a partial withdrawal must be at least $1,000. If your contract value after a partial withdrawal is less than $1,000, we reserve the right to pay you the surrender value in a lump sum.



      You may specify the amount of the partial withdrawal to be made from the variable accounts or the fixed account. If you do not so specify, or if the amount in the designated variable accounts or fixed account is inadequate to comply with the request, the partial withdrawal will be made on a pro rata basis from the fixed account and variable accounts in which contract value is invested based on the proportion that the variable account values and the fixed account value bear to the contract value prior to the partial withdrawal.



      If you withdraw contract value from an Eligible Variable Account, the withdrawal will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "MATURITY BENEFIT" BEFORE YOU MAKE A WITHDRAWAL.


      For purposes of calculating the Maturity Benefit, withdrawals from the variable accounts and the fixed account will be accounted for on a last-in, first-out ("LIFO") basis. For purposes of calculating the withdrawal charge, all withdrawals will be deemed to be first from premium payments, then from earnings. (See "Withdrawal Charge.")

      INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM


      The Systematic Withdrawal Program provides an automatic monthly or quarterly payment to you, the owner, from the amounts you have accumulated in the variable accounts and/or the fixed account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year under all circumstances (Dollar-Cost Averaging, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. To use the program, you must maintain a $1,000 balance in your Contract. You may elect to participate in the Systematic Withdrawal Program at any time before the Annuity Start Date by sending a written request to our Service Center. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a written request or by calling us by telephone if we have your telephone authorization on file.



      We will assess a withdrawal charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal Program qualifies as a free withdrawal amount or unless withdrawal charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal Program are permitted a free withdrawal amount during the first contract year. We do not deduct any other charges for this program.



      All systematic withdrawals will be paid to you on the same day each month, provided that day is a business day. If it is not, then payment will be made on the next business day. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. We reserve the right to discontinue offering the Systematic Withdrawal Program at any time and for any reason.



      Systematic withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.


FULL AND PARTIAL WITHDRAWAL RESTRICTIONS

      Your right to make full and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS

      There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement programs. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under section 403(b) annuity contracts of elective contributions made in years beginning after December 31, 1988; earnings on those contributions; and earnings in such years on amounts held as of the last year beginning before January 1, 1989.

      Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.







                                 CONTRACT LOANS

===============================================================================

      If your Contract was issued in connection with retirement programs meeting the requirements of section 403(b) of the Internal Revenue Code other than those programs subject to Title I of the Employee Retirement Income Security Act of 1984, you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Internal Revenue Code. You should consult your tax and retirement plan advisers prior to taking a contract loan.



      At any time prior to the year you reach age 70 1/2, you may borrow the lesser of:


       -    the maximum loan amount permitted under the Internal Revenue Code;
            and

       - 90% of the surrender value of your Contract less any existing loan amount, determined as of the date of the loan.

      Loans that exceed the maximum amount permitted under the Internal Revenue Code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving a written application by you. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given.

      When a loan is made, we transfer an amount equal to the amount borrowed from separate account value or fixed account value to the loan account. The loan account is part of our general account and contract value in the loan account does not participate in the investment experience of any variable account or fixed account. You must indicate in the loan application from which variable accounts or fixed account, and in what amounts, contract value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made pro-rata on a last- in, first out ("LIFO") basis from all variable accounts having separate account value and from the fixed account. You may repay the loans at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, we will transfer an amount equal to the repayment from the loan account to the variable account(s) or fixed account designated by you or according to your current premium payment allocation instructions.

      We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the contract value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the contract value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the fixed account. If not repaid, loans will automatically reduce the amount of any death benefit, the amount payable upon a partial or full withdrawal of contract value and the amount applied on the Annuity Start Date to provide annuity payments.

      If at any time, the loan amount of a Contract exceeds the surrender value, the Contract will be in default. In this event, we will send a written request of default to you stating the amount of loan repayment needed to reinstate the Contract. You will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value. In addition, in order to comply with the requirements of the Internal Revenue Code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years. This can be longer for certain home loans. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under section 403(b) may be adversely affected.

      Any loan amount outstanding upon the death of you or your annuitant is deducted from any death benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the contract value because the investment experience of the separate account and the interest rates applicable to the fixed account do not apply to the portion of contract value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

                                 DEATH BENEFITS

===============================================================================

DEATH BENEFIT BEFORE THE ANNUITY START DATE


      If the annuitant dies before the Annuity Start Date, the death benefit is an amount equal to the greater of:



       - the sum of all premium payments made under the Contract, LESS partial withdrawals as of the date we receive due proof of the deceased's death and payment instructions; or



       - contract value as of the date we receive due proof of the deceased's death and payment instructions.



      In determining the death benefit, we will also subtract any applicable premium taxes not previously deducted. If the Contract is a Qualified Contract, any outstanding loan amount on the date the death benefit is paid will also be deducted.

DISTRIBUTION UPON THE OWNER'S DEATH



      If the Contract is owned by joint owners and one owner dies prior to the Annuity Start Date, the surviving owner becomes the sole owner. If the Contract is owned by one person and a contingent owner is named, the contingent owner will become the owner if the sole owner dies. If there is no surviving owner, your estate will become the owner. If you or the joint owner who is the annuitant dies before the Annuity Start Date, then the provisions relating to the death of an annuitant (described below) will govern.


      The following options are available to sole surviving owners or new owners of Non-Qualified Contracts who are not the annuitant:

            (1) If the owner is the spouse of the deceased owner, he or she may continue the Contract as the new owner.

            (2)   If the owner is not the spouse of the deceased owner:

                  - he or she may elect to receive the contract value, LESS any premium taxes not yet deducted, in a single sum within 5 years of the deceased owner's death; or

                  - he or she may elect to receive the contract value paid out under one of the approved payout plan options, provided that distributions begin within one year of the deceased owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the sole surviving or new owner.

      If he or she does not elect one of the above options, we will pay the contract value five years from the date of the deceased owner's death.


      Under any of these options, sole surviving owners or new owners may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the contract value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first joint owner.



DISTRIBUTION UPON THE DEATH OF THE ANNUITANT



      If the annuitant (including an owner who is the annuitant) dies before the Annuity Start Date, we will pay the death benefit, described above in "Death Benefits Before the Annuity Start Date", in a lump sum to your named beneficiaries within five years after the date of the annuitant's death. If you have named two or more primary beneficiaries, they will share equally in the death benefit unless you have specified otherwise. If there are no living primary beneficiaries at the time of the annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased the annuitant, we will pay the death benefit to you, if living, or the annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date we receive due proof of the annuitant's death, to apply the death benefit to a payout plan.



      If you are also the annuitant and you die, the provisions described immediately above apply, except that the beneficiary may only apply the death benefit payment to a payout plan if:


       - payments under the option begin within one (1) year of the annuitant's death; and

       - payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.




DEATH OF PAYEE AFTER THE ANNUITY START DATE


      If the payee dies after the Annuity Start Date, any joint payee becomes the sole payee. If there is no joint payee, the successor payee becomes the sole payee. If there is no successor payee, the remaining benefits are paid to the estate of the last surviving payee. The death of the payee after the Annuity Start Date will have the effect stated in the payout plan option pursuant to which annuity payments are being made. If any Owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the Owner's death.


                              THE MATURITY BENEFIT

===============================================================================

      If the Contract is in the accumulation phase on the Maturity Benefit Date, we will calculate the Maturity Benefit for each Eligible Variable Account in which you have value. The Maturity Benefit will be credited to the contract value of an Eligible Variable Account only if the value of the Eligible Variable Account on the Maturity Benefit Date is less than:

       - the sum of the Eligible Premium Payments for such Eligible Variable Account; MINUS

       - a percentage of all prior withdrawals and transfers from the Eligible Variable Account.


      Eligible Premium Payments are any premium payments that are allocated to a particular Eligible Variable Account at the time of payment, provided the payment was made at least ten (10) years prior to the Maturity Benefit Date.


      We do not assess a charge for the Maturity Benefit.


      The Maturity Benefit to be credited to each Eligible Variable Account on the Maturity Benefit Date is equal to:

       - the sum of the Eligible Premium Payments for that particular Eligible Variable Account; MINUS

       - a percentage of all prior withdrawals and transfers from that Eligible Variable Account; MINUS

       -    the value of that Eligible Variable Account on the Maturity Benefit
            Date.


      The Maturity Benefit Date is the later of the annuitant's age 70 or 10 years after the date of issue. If the Contract is owned by joint owners who are spouses at the time one joint owner dies, the Maturity Benefit Date will become the date the surviving spouse attains age 70. If the Contract is owned by joint owners who are not spouses and one of the joint owners dies before the Maturity Benefit Date, the Maturity Benefit is not available to the sole surviving owner. Currently, all variable accounts are Eligible Variable Accounts. The Van Eck Worldwide Hard Assets variable account became an Eligible Variable Account on March 5, 1998. Only new allocations made to the Van Eck Worldwide Hard Assets variable account on or after March 5, 1998 will be treated as Eligible Premium Payments for purposes of calculating the Maturity Benefit on the Maturity Benefit Date, provided the new allocations have been held in that variable account for ten (10) years.


      The Maturity Benefit will not be credited to contract value if you choose an Annuity Start Date that is earlier than the Maturity Benefit Date.

      A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE AMOUNT OF ELIGIBLE PREMIUM PAYMENTS HELD IN THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3, #4 AND #6 BELOW ILLUSTRATE HOW THIS FEATURE OF THE MATURITY BENEFIT WORKS.


      For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of premium payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar-Cost Averaging or Automatic Account Balancing. Withdrawals out of an Eligible Variable Account include withdrawals resulting from the systematic withdrawal payments.


      The following examples illustrate how the Maturity Benefit works:

EXAMPLE #1:

      Suppose you buy a Contract with a single premium payment of $50,000 at age 55 and immediately allocate the $50,000 to an Eligible Variable Account. You do not withdraw or transfer any amounts from the Eligible Variable Account. As of the Maturity Benefit Date (which is fifteen years later when you are age 70), the $50,000 qualifies as an Eligible Premium Payment because it was made fifteen years prior to the Maturity Benefit Date and so it meets the requirement that payment be made ten years prior to the Maturity Benefit Date.

      On the Maturity Benefit Date (age 70), we will calculate the Maturity Benefit for the Eligible Variable Account. We will total the value of all Eligible Premium Payments in the Eligible Variable Account -- in this case $50,000. If the value of the Eligible Variable Account on the Maturity Benefit Date is less than $50,000, IL Annuity will automatically credit the difference to contract value.

EXAMPLE #2:


      Assume the same facts as in Example #1, except that you specify an Annuity Start Date of age 65 and begin to receive payments under one of the payout options available under the Contract. At age 70 (the Maturity Benefit Date), we do not calculate the Maturity Benefit and do not credit a Maturity Benefit to contract value. By selecting an Annuity Start Date (age 65) that is earlier than the Maturity Benefit Date (age 70), you forfeited all eligibility for the Maturity Benefit.


EXAMPLE #3:

      Assume the same facts as in Example #1, except that you transfer $40,000 from the Eligible Variable Account at age 69. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/$100,000 = .40). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date, the sum of the Eligible Premium Payments is $50,000 and is reduced by 40% to take into account the transfer at age 69 ($50,000 H .40 = $20,000), leaving $30,000 ($50,000 -- $20,000 = $30,000). If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $30,000, we will automatically credit the difference to contract value.

EXAMPLE #4:

      Assume the same facts as in Example #1, except that at age 65 you deposit (or transfer) an additional $50,000 premium payment into the Eligible Variable Account. At age 69, when the value of the Eligible Variable Account is $150,000, you withdraw $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/$150,000 = .26667). No additional transfers or withdrawals are made before the Maturity Benefit Date. On the Maturity Benefit Date, the sum of Eligible Premium Payments is $50,000. (The second premium payment of $50,000 does not qualify as an Eligible Premium Payment because it was made only five years prior to the Maturity Benefit Date and does not meet the requirement that payment be made ten years prior to the Maturity Benefit Date.) This sum is then reduced by 26.667% to take into account the transfer at age 69 ($50,000 H .26667 = $13,333.33), leaving $36,666.67 ($50,000 --
$13,333.33 = $36,666.67). If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $36,666.67, we will automatically credit the difference to your contract value.

EXAMPLE #5:

      Assume you deposit premium payments of $5,000 per year into the same Eligible Variable Account beginning at age 55 until the Maturity Benefit Date. By age 70, you had paid $75,000 in premium payments and had taken no withdrawals or transfers. The sum of the Eligible Premium Payments on the Maturity Benefit Date (age 70) is $25,000 because only the five premium payments made prior to age 60 ($5,000 H 5 = $25,000) meet the requirement that payment be made ten years prior to the Maturity Benefit Date. If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $25,000, we will automatically credit the difference to contract value.

EXAMPLE #6:

      Assume the same facts as in Example #5, except that you transfer $10,000 out of the Eligible Variable Account at age 68 when the value of the Eligible Variable Account is $100,000. The transfer reduced the value of the Eligible Variable Account by 10% ($10,000/$100,000 = .10). The next year, you withdraw $9,000 when the value of the Eligible Variable Account is $90,000. The withdrawal reduced the value of the Eligible Variable Account by 10% ($9,000/$90,000 = .10). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date the sum of the Eligible Premium Payments ($25,000) is reduced by 20% to take into account both the 10% transfer at age 68 and the 10% withdrawal at age 69 ($25,000 H .20 = $5,000), leaving $20,000 ($25,000 -- $5,000 = $20,000). If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $20,000, we will automatically credit the difference to contract value.

EXAMPLE #7:

      Spousal joint owners: If the Contract is owned by joint owners who are spouses at the time one of the joint owners dies, the surviving spouse may continue the Contract. The Maturity Benefit Date will become the date the surviving spouse attains age 70. On that date, we will calculate the Maturity Benefit for each Eligible Variable Account with value.

EXAMPLE #8:

      If the Contract is owned by joint owners who are not spouses and one of the joint owners dies, the Maturity Benefit is not available to the sole surviving owner.


                                 *      *     *


      We will continue to pay a Maturity Benefit on premium payments allocated to an Eligible Variable Account if:

       - the portfolio underlying an Eligible Variable Account changes its investment objective;

       - we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account; or

       - shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the separate account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account.


                                FEES AND CHARGES


===============================================================================


WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)



      No charge for sales expenses is deducted from premium payments at the time premium payments are paid. However, within certain time limits described below, a withdrawal charge (contingent deferred sales charge) is deducted from the contract value if a full or partial withdrawal is made before the Annuity Start Date. Also, a withdrawal charge is deducted from amounts applied to certain payout plan options.



      In the event withdrawal charges are not sufficient to cover sales expenses, we bear the loss. Conversely, if the amount of such charges proves more than enough to cover such expenses, we will retain the excess. We do not currently believe that the withdrawal charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets which may include amounts derived from the mortality and expense risk charge.



      CHARGE FOR PARTIAL OR FULL WITHDRAWAL



      Prior to the Annuity Start Date, you will be charged for any partial or full withdrawal of premium payments during the first nine contract years. The withdrawal charge is assessed as a percentage of the amount withdrawn based on the number of years between the request for withdrawal and the date of issue and is based on the rates in the table below. The withdrawal charge is separately calculated for each withdrawal of contract value within the first nine years from the Contract's date of issue. Amounts subject to the withdrawal charge will be deemed to be first from premium payments, then from earnings. No withdrawal charge applies to contract value in excess of aggregate premium payments.

NUMBER OF                          CHARGE AS PERCENTAGE
 CONTRACT                               OF PREMIUM
  YEARS                                  PAYMENTS
  -----                                  --------
    0-6                                    7.0%


     7                                     6.0%

     8                                     4.0%

     9                                     2.0%

     10                                     0%



      Any applicable withdrawal charge is deducted pro-rata from the remaining value in the variable accounts or fixed account from which the withdrawal is being made. If the remaining separate account value or fixed account value is insufficient, the withdrawal charge is deducted pro-rata from all variable accounts and the fixed account in which the Contract is invested.



      FREE WITHDRAWAL AMOUNT



      In each contract year after the first contract year, you may withdraw up to 10% of contract value, as determined at the beginning of the contract year, without a withdrawal charge. This amount is called the free withdrawal amount. Any amounts withdrawn in excess of this 10% after the first and through the ninth full contract year will be assessed a withdrawal charge. This right is not cumulative from contract year to contract year. Such withdrawals may be subject to the 10% federal penalty tax if you make them before age 59 1/2. They may also be subject to federal income tax. Withdrawals under the Systematic Withdrawal Program are permitted to take a free withdrawal amount during the first contract year.



      WAIVER OF WITHDRAWAL CHARGE



      If state law permits, we will waive the withdrawal charge if the annuitant or the annuitant's spouse is confined for a specified period to a hospital or a long term care facility. If the annuitant becomes terminally ill before the Annuity Start Date and if permitted by state law, we will waive the withdrawal charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the accounts after the withdrawal. We must receive your written request to waive the charge before the Annuity Start Date. These waivers are described in more detail in the Contract.



      Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the withdrawal charge on one withdrawal of up to 20% of contract value in each contract year before the Annuity Start Date while the annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the free withdrawal amount, is 20% of contract value per contract year. Before the withdrawal, we must receive at our home office written proof of enrollment to our satisfaction within one (1) year of the date of enrollment.

      EMPLOYEE AND AGENT PURCHASES



      If state law permits, we will waive the withdrawal charge on any full or partial withdrawals from Contracts sold to agents or employees of Indianapolis Life Insurance Company (or its affiliates and subsidiaries).



CONTRACT FEE



      At the end of each Contract quarter (or on the date of full withdrawal of contract value) before the Annuity Start Date, we will deduct from the contract value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each variable account and the fixed account based on the proportion that the value in each such variable account and the fixed account bears to the total contract value.



      We will not charge the contract fee after an annuity payout plan has begun. Deduction of the contract fee is currently waived for all Qualified Contracts. We also currently waive deduction of the contract fee for Non-Qualified Contracts whose cumulative premium payments on the date the contract fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.



ASSET-BASED ADMINISTRATION CHARGE



      We deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. We deduct the charge from your assets of the separate account at an annual rate of 0.15%. We will continue to assess this charge after annuitization if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract. We do not expect to make a profit from this charge.



MORTALITY AND EXPENSE RISK CHARGE



      As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your assets of the separate account. The charge is at a daily rate of 0.003404%. On an annual basis this rate is 1.25%. We continue to assess this charge if annuity payments are made on a variable basis either before or after the Annuity Start Date.



      The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

TRANSFER FEE



      A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a contract year. Each written request would be considered to be one transfer, regardless of the number of variable accounts affected by the transfer. We deduct the transfer fee from the variable account from which the transfer is made. If a transfer is made from more than one variable account at the same time, the transfer fee would be deducted pro-rata from the remaining separate account value in such variable account(s). We may waive the transfer fee.



PORTFOLIO FEES AND CHARGES



      Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. These charges range from 0.30% to 1.16%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.



PREMIUM TAXES



      Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If necessary, we will deduct the cost of such taxes from the value of your Contract either:



       -    from premium payments as we receive them,



       -    from contract value upon partial or full withdrawal,



       -    when annuity payments begin, or



       -    upon payment of a death benefit.



We may deduct premium taxes at the time we pay such taxes.



OTHER TAXES



      Currently, no charge is made against the separate account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the separate account or the Contracts. We may, however, deduct such a charge in the future, if necessary.



                                THE PAYOUT PERIOD


===============================================================================


      When the payout period begins, you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The payout period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis, or a combination of both. If you choose to have your payout option on a variable basis, you may keep the same variable accounts to which your premium payments were allocated during the pay-in period, or transfer to different variable accounts.

THE ANNUITY START DATE



      If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments, no later than the contract anniversary following the annuitant's 85th birthday. If you do not specify a date, the Annuity Start Date is the later of the annuitant's age 70 or 10 years after the date of issue. For Qualified Contracts purchased in connection with qualified plans under tax code sections 401(a), 401(k), 403(b) and 457, the tax code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which you (a) reach age 70
1/2 or (b) retire and the payment must be made in a specified form or manner.
If you are a "5 percent owner" (as defined in the Code), or in the case of an IRA that satisfies tax code section 408, the Annuity Start Date must be no later than the date described in (a). Roth IRAs under 408A of the tax code do not require distributions at any time prior to your death.



      If you select an Annuity Start Date that is earlier than the Maturity Benefit Date (i.e., 10 years after the date of issue), you will lose your eligibility for the Maturity Benefit.



      We will start annuity payments to the annuitant on the Annuity Start Date shown in your Contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your written request at the Service Center at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a contract anniversary or it is the date on which you fully withdraw the surrender value.



ANNUITY PAYOUT OPTIONS



      The payout option you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the annuitant is living by sending us a written request signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other plan being offered by us as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments or a combination of both.



      If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted contract value under Option 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted contract value will be allocated to a fixed and variable payout in the same proportion that your interest in the fixed and variable accounts bears to the total contract value on the Annuity Start Date.



      Anytime before the Annuity Start Date, you may have the entire surrender value paid to you as an annuity under one of the payout plans. A beneficiary may have the death benefit paid as an annuity under one of the payout plans.

      We reserve the right to pay you the adjusted contract value in a lump sum and not as an annuity if your adjusted contract value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.



DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT



      On the Annuity Start Date, we will use the adjusted contract value to calculate your annuity payments under the payout plan you select, unless you choose to receive the surrender value in a lump sum. In certain states, we must use the surrender value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted contract value.



      The adjusted contract value is:



       -    the contract value on the Annuity Start Date; MINUS



       -    the quarterly contract fee; MINUS



       -    any applicable premium taxes not yet deducted; and



       - for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable withdrawal charge.



      For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the tax code.



      We do not assess a withdrawal charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.


FIXED ANNUITY PAYMENTS


      Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.



      The amount of each payment depends on:



       -    the form and duration of the payout plan you choose;


       -    the age of the annuitant;


       -    the sex of the annuitant (if applicable);



       -    the amount of your adjusted contract value; and



       -    the applicable annuity purchase rates in the Contract.


      The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS


      Variable annuity payout plans provide the annuitant with periodic payments that increase or decrease with the annuity unit values of the variable accounts in which you are invested. Your contract contains annuity tables which demonstrate how the initial annuity payment rate is derived. This rate is different for each payout plan, and varies by age and sex of the annuitant.



      The Contract permits you to choose an assumed interest rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance of the variable accounts you invest in is greater than this assumed interest rate, your payments will increase. If the performance falls below this assumed interest rate, your payments will decline. Therefore, if you choose a 5.0% assumed interest rate, you assume more risk that your annuity payment may decline than if you choose a 3.0% assumed interest rate. The selected portfolio's performance must grow at a rate at least equal to the assumed interest rate (plus the mortality and expense risk charge and the administrative expense charge) in order to avoid a decrease in variable annuity payments. This means that each month a portfolio's annualized investment return must be at least 4.4%, 5.4% or 6.5% in order for payments with a 3.0%, 4.0% or 5.0% assumed interest rate to remain level. For further details on variable annuity payments, see the SAI.



ANNUITY UNIT VALUE



      On the Annuity Start Date, we will use your adjusted contract value to purchase annuity units at that day's annuity unit value for each variable account in which you have value. The number of annuity units we credit will remain fixed unless you transfer units among variable accounts. The value of each annuity unit will vary each business day to reflect the investment experience of the underlying portfolio, reduced by the mortality and expense risk charge and the administrative expense charge, and adjusted by an interest factor to neutralize the assumed interest rate.



DESCRIPTION OF ANNUITY PAYOUT OPTIONS



OPTION 1 -- INSTALLMENT INCOME FOR A FIXED PERIOD. under this option, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of contract value will not be less than those shown in the Fixed Period Table in
Section 13 of the Contract. In the event of the payee's death, a successor payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.



OPTION 2 -- INSTALLMENT INCOME IN A FIXED AMOUNT. Under this option, we will make equal monthly payments of $5.00 or more for each $1,000 of contract value used to purchase the option until the full amount is paid out. In the event of the payee's death, a successor payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

OPTION 3 -- ONE LIFE INCOME. Under this option, we will make an annuity payment each month so long as the payee is alive,* or for a guaranteed 10 or 20 year period. if when the payee dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to the successor payee for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. if a fixed payout plan is selected, the payment for each $1,000 of contract value used to purchase the option will not be less than that shown in the One Life Table in section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the payee may not be commuted.



OPTION 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this option, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under Option 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.



---------------


* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.


      The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.



                                THE FIXED ACCOUNT


===============================================================================


      You may allocate some or all of your net premium payments and transfer some or all of your contract value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.



      The fixed account is not registered with the SEC under the Securities Act of 1933. Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account which are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



FIXED ACCOUNT VALUE



      The fixed account value is equal to:



       -    net premium payments allocated to the fixed account; PLUS



       -    amounts transferred to the fixed account; PLUS



       -    interest credited to the fixed account; MINUS



       - any partial withdrawals or transfers from the fixed account; and MINUS



       - any withdrawal charges, contract fees or premium taxes deducted from the fixed account.



      We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.



      The fixed account value will not share in the investment performance of the company's general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates.



      The interest rate we credit to the money you place in the fixed account will apply to the end of the calendar year in which we receive such amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the fixed account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the fixed account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.



      For purposes of making withdrawals, transfers or deductions of fees and charges from the fixed account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.



      We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

FIXED ACCOUNT TRANSFERS



      GENERAL



      Transfers to the fixed account must be at least $1,000. A transfer charge of $25 may be imposed for the thirteenth and each subsequent request you make to transfer contract value from one or more variable accounts to the fixed account (or to one or more variable accounts) during a single contract year before the Annuity Start Date.



      Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. No fee is charged for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.



      DOLLAR-COST AVERAGING



      You may elect to participate in the Dollar-Cost Averaging Program at the time of your application, or at any time thereafter before the Annuity Start Date by sending us a written request. The Dollar-Cost Averaging Program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from the fixed account or one or more variable accounts to any other variable accounts. The minimum amount that may be transferred under the Dollar-Cost Averaging Program is $100 to each variable account. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year under all circumstances (Dollar-Cost Averaging, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. Once elected, Dollar-Cost Averaging from the fixed account remains in effect for the life of the Contract until the value of the fixed account is depleted or until you cancel your participation by written request or by telephone if we have your telephone authorization on file. There is no additional charge for Dollar-Cost Averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.



      PAYMENT DEFERRAL



      We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a withdrawal or transfer at our Service Center. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular state, we will credit interest at 3%, or such higher rate as is required for a particular state, to the amount to be paid from the date we received the documentation.

                 INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS


===============================================================================


      From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the variable accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We also may, from time to time, advertise or include in sales literature variable account performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance, as well as comparisons with unmanaged market indices, appears in the SAI.



      Performance data for the variable accounts is based on the investment performance of the corresponding portfolio of a Fund and reflects its expenses. (See the accompanying prospectuses for the portfolios.)


      The "yield" of the Money Market variable account refers to the annualized income generated by an investment in the variable account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the variable account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

      The yield of a variable account (other than the Money Market variable account) refers to the annualized income generated by an investment in the variable account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

      Yield quotations do not reflect the withdrawal charge.


      The "total return" of a variable account refers to return quotations assuming an investment under a Contract has been held in the variable account for various periods of time. When a variable account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.


      The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the variable account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the variable account (including any withdrawal charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).


      In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the variable accounts.



      We may disclose yield and total returns for the portfolios, including such disclosures for periods prior to the date the variable account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the variable accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.


      Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

      In advertising and sales literature (including illustrations), the performance of each variable account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the variable account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technology ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

      Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

      Advertising and sales literature may also compare the performance of each variable account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

      We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a variable account's investment returns, or returns in general. This information may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the variable account investment experience is positive.


                                  VOTING RIGHTS


===============================================================================


      We are the legal owner of the portfolio shares held in the variable accounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the variable accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.



      When we solicit your vote, the number of votes you have will be calculated separately for each variable account in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the variable account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each variable account to which the contract value is allocated. After the Annuity Start Date, the annuitant has a voting interest in each variable account from which variable annuity payments are made. If you have a voting interest in a variable account, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that variable account invests.



      If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the SAI.

                              FEDERAL TAX MATTERS

===============================================================================

      The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

      We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."

      When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

      We believe that if you are a natural person you will not be taxed on increases in the contract value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value and, in the case of a Qualified Contract described below, any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59- 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

      If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS


      NON-NATURAL PERSON



      If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

      The following discussion generally applies to Contracts owned by natural persons.


      WITHDRAWALS



      When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.



      PENALTY TAX ON CERTAIN WITHDRAWALS



      In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:


       -    made on or after the taxpayer reaches age 59 1/2;

       -    made on or after the death of an Owner;

       -    attributable to the taxpayer's becoming disabled; or

       - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

      Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.


      ANNUITY PAYMENTS



      Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.



      TAXATION OF DEATH BENEFIT PROCEEDS



      Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (a) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (b) if distributed under a payout option, they are taxed in the same way as annuity payments.


      TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT



      A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Annuity Start Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.



      WITHHOLDING



      Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



      MULTIPLE CONTRACTS



      All annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.


TAXATION OF QUALIFIED CONTRACTS

      The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

      INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. So-called Simple IRAs under Section 408(p) of the Code, and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts. Simple IRAs allow employees to defer a percentage of annual compensation up to $6,000 to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%. Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash, or as a rollover or transfer from another

Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from Roth IRAs are generally not taxed. In addition to the 10% penalty which generally applies to distributions made before age 59 1/2, a 10% penalty will be imposed for any distribution made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA.

      CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.

      Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

      TAX-SHELTERED ANNUITIES under Section 403(b) of the Code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes.

      Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

OTHER TAX ISSUES

      You should note that the Contract includes a death benefit that in some cases may exceed the greater of the Premium Payments or the Contract Value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser.

      Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

OUR INCOME TAXES

      At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the variable accounts) of the separate account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the Contracts.

      Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.


      We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.



                                OTHER INFORMATION


===============================================================================


HOLIDAYS



      In addition to federal holidays, we are closed on the following days: the Friday after Thanksgiving, the day before Christmas when Christmas falls on Tuesday through Saturday, the day after Christmas when Christmas falls on Sunday or Monday, and the day after New Year's Day when it falls on a Sunday, the Monday after New Year's Day when New Year's Day falls on a Saturday, and the day before or after Independence Day when it falls on Saturday or Sunday. We do not conduct any business on those days.



PAYMENTS



      We will usually pay you any full or partial withdrawal, death benefit payment, or for Qualified Contracts only, payment of your loan proceeds, within seven days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.



      However, we may be required to suspend or postpone payments during any period when:

       - the New York Stock Exchange is closed, other than customary weekend and holiday closings;



       - trading on the New York Stock Exchange is restricted as determined by the SEC;



       - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of the value of the separate account's net assets not reasonably practicable; or



       - the SEC permits, by order, the suspension or postponement of payments for your protection.


      If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

      We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a surrender or transfer. If payment is not made within 30 days after we receive the documentation necessary to complete the transaction, or such shorter period required by a particular state, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular state.

MODIFICATION


      Upon notice to you, we may modify the Contract to:



       - permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;



       - assure continued qualification of the Contract under the tax code or other federal or state laws relating to retirement annuities or variable annuity contracts;



       -    reflect a change in the operation of the separate account; or



       -    provide additional investment options.


      In the event of most such modifications, we will make appropriate endorsement to the Contract.


DISTRIBUTION OF THE CONTRACTS



      IL Securities, Inc. ("IL Securities"), P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as the distributor for the Contracts. IL Securities is a wholly-owned subsidiary of IL Group, a company owned by Indianapolis Life Insurance Company and the American United Life Insurance Company. IL Securities is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Sales commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of premium payments. Other commissions of up to 1.25% may also be paid. We may also pay up to 1.25% of premium payments to IL Securities to compensate it for certain distribution expenses. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described under "Fees and Charges."



LEGAL PROCEEDINGS



      We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account or the Company.


REPORTS TO OWNERS

      At least annually, we will mail to you, at your last known address of record, a report setting forth:

      - the contract value (including the contract value in each variable account and the fixed account) of the Contract;

      -     premium payments paid and charges deducted since the last report;
            and

      - partial withdrawals made since the last report and any further information required by any applicable law or regulation.

INQUIRIES


      You may make inquiries regarding a Contract by writing to us at our Service Center.


YEAR 2000 MATTERS

      Like all financial services providers, we use systems that may be affected by Year 2000 transition issues. We also rely on service providers, including the portfolios and the administrator, that may be affected by Year 2000 issues. We have developed, and are in the process of implementing, a Year 2000 transition plan. In addition, we are in the process of confirming that the portfolios and its service providers are also engaged in similar transition plans. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on our operations. However, as of the date of this Prospectus, it is not anticipated that owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We currently anticipate that our systems will be Year 2000 compliant in a timely manner, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair services at that time.

FINANCIAL STATEMENTS


      The audited statement of net assets of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 1998 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, as well as the Report of the Independent Auditors, are included in the SAI. Our audited balance sheets as of December 31, 1998 and 1997, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998, as well as the Report of the Independent Auditors, are contained in the SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.


              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS


      Additional information about the Contract and the separate account is contained in the SAI. A SAI is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-800-388-1331. The following is the Table of Contents for that Statement.



Additional Contract Provisions
          The Contract
          Incontestability
          Incorrect Age or Sex
          Nonparticipation
          Options
          Tax Status of the Contracts
Calculation of Variable Account and Adjusted Historic Portfolio Performance Data
          Money Market Variable Account Yields
          Other Variable Account Yields
          Average Annual Total Returns for the Variable Accounts
          Non-Standard Variable Account Total Returns
          Effect of the Contract Fee on Performance Data
          Other Information
          Variable Account Performance Figures
          Adjusted Historical Portfolio Performance Figures

Variable Annuity Payments
      Assumed Investment Rate
      Amount of Variable Annuity Payments
      Annuity Unit Value
Addition, Deletion or Substitution of Investments
      Resolving Material Conflicts
Termination of Participation Agreements
      The Alger American Fund
      Fidelity Variable Insurance Products Fund and Fund II
      OCC Accumulation Trust
      Royce Capital Fund
      SAFECO Resource Series Trust
      SoGen Variable Funds, Inc.
      T. Rowe Price Fixed Income Series, Inc.
      T. Rowe Price International Series, Inc.
      Van Eck Worldwide Insurance Trust
Voting Rights
Safekeeping of Account Assets
Distribution of the Contracts
Legal Matters
Experts
OTHER INFORMATION
FINANCIAL STATEMENTS

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

      The following condensed financial information shows accumulation unit values for each variable account for each year since the variable account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a variable account. Accumulation unit value ("AUV") does not reflect the deduction of certain charges that we subtract from your Contract Value. The data is obtained from the audited financial statement of the Separate Account that can be found in the SAI.

               Alger American Fund: MidCap Growth Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $12.263                         $15.757                     537,127
--------------------------------------------------------------------------------------------------
1997           $10.812                         $12.263                     294,506
--------------------------------------------------------------------------------------------------
1996            $9.786                         $10.812                     109,955
--------------------------------------------------------------------------------------------------
1995           $10.00                           $9.786                       2,764
--------------------------------------------------------------------------------------------------



           Alger American Fund: Small Capitalization Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $10.936                         $12.459                     502,984
--------------------------------------------------------------------------------------------------
1997            $9.955                         $10.936                     372,229
--------------------------------------------------------------------------------------------------
1996            $9.675                          $9.955                     181,361
--------------------------------------------------------------------------------------------------
1995           $10.00                           $9.675                       1,709
--------------------------------------------------------------------------------------------------

                Fidelity VIP Fund: Equity-Income Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $15.114                         $16.631                     1,355,289
--------------------------------------------------------------------------------------------------
1997           $11.958                         $15.114                     781,937
--------------------------------------------------------------------------------------------------
1996           $10.616                         $11.958                     195,400
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.616                       3,789
--------------------------------------------------------------------------------------------------



                   Fidelity VIP Fund: Growth Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $13.240                         $18.206                     948,233
--------------------------------------------------------------------------------------------------
1997           $10.868                         $13.240                     462,381
--------------------------------------------------------------------------------------------------
1996            $9.604                         $10.868                     164,945
--------------------------------------------------------------------------------------------------
1995           $10.00                           $9.604                       2,199
--------------------------------------------------------------------------------------------------



                Fidelity VIP Fund: Money Market Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $10.888                         $11.329                     1,070,535
--------------------------------------------------------------------------------------------------
1997           $10.456                         $10.888                     486,050
--------------------------------------------------------------------------------------------------
1996           $10.00                          $10.456                     179,504
--------------------------------------------------------------------------------------------------
1995           $10.00                               $0                           0
--------------------------------------------------------------------------------------------------

                Fidelity VIP Fund: Asset Manager Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $14.066                         $15.954                     503,498
--------------------------------------------------------------------------------------------------
1997           $11.817                         $14.066                     212,897
--------------------------------------------------------------------------------------------------
1996            $8.224                         $11.817                      61,512
--------------------------------------------------------------------------------------------------
1995           $10.00                           $8.224                         255
--------------------------------------------------------------------------------------------------



                 Fidelity VIP Fund: Contrafund Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $14.824                         $18.996                     1,228,022
--------------------------------------------------------------------------------------------------
1997           $12.105                         $14.824                     638,524
--------------------------------------------------------------------------------------------------
1996           $10.091                         $12.105                     203,860
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.091                       5,731
--------------------------------------------------------------------------------------------------



                  Fidelity VIP Fund: Index 500 Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $16.672                         $21.088                     1,895,005
--------------------------------------------------------------------------------------------------
1997           $12.734                         $16.672                     826,178
--------------------------------------------------------------------------------------------------
1996           $10.514                         $12.734                     193,803
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.514                       3,538
--------------------------------------------------------------------------------------------------

            Fidelity VIP Fund: Investment Grade Bond Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $11.214                         $12.032                     691,547
--------------------------------------------------------------------------------------------------
1997           $10.422                         $11.214                     274,009
--------------------------------------------------------------------------------------------------
1996           $10.247                         $10.422                     57,476
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.247                      1,668
--------------------------------------------------------------------------------------------------


               OCC Accumulation Trust: Managed Variable Account*


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $15.160                         $16.011                     1,396,806
--------------------------------------------------------------------------------------------------
1997           $12.567                         $15.160                     672,203
--------------------------------------------------------------------------------------------------
1996           $10.380                         $12.567                     133,102
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.380                         161
--------------------------------------------------------------------------------------------------



              OCC Accumulation Trust: Small Cap Variable Account*


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $14.649                         $13.139                     295,186
--------------------------------------------------------------------------------------------------
1997           $12.148                         $14.649                     162,435
--------------------------------------------------------------------------------------------------
1996           $10.388                         $12.148                      40,024
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.388                       1,182
--------------------------------------------------------------------------------------------------

  T. Rowe Price Fixed Income Series, Inc.: Limited-Term Bond Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $10.767                         $11.505                     348,151
--------------------------------------------------------------------------------------------------
1997            $9.946                         $10.767                     136,902
--------------------------------------------------------------------------------------------------
1996           $10.042                          $9.946                      27,325
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.042                       1,485
--------------------------------------------------------------------------------------------------



 T. Rowe Price International Series, Inc.: International Stock Variable Account


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $11.979                         $13.684                     660,670
--------------------------------------------------------------------------------------------------
1997           $11.780                         $11.979                     368,187
--------------------------------------------------------------------------------------------------
1996           $10.487                         $11.780                     122,831
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.487                       2,530
--------------------------------------------------------------------------------------------------



  Van Eck Worldwide Insurance Trust: Worldwide Hard Assets Variable Account**


--------------------------------------------------------------------------------------------------
               AUV at the beginning            AUV at the end of           Accumulation units
               of the year                     the year                    outstanding at the
                                                                           end of the year
--------------------------------------------------------------------------------------------------
1998           $11.983                         $8.156                      230,762
--------------------------------------------------------------------------------------------------
1997           $12.356                         $11.983                     166,188
--------------------------------------------------------------------------------------------------
1996           $10.621                         $12.356                      29,990
--------------------------------------------------------------------------------------------------
1995           $10.00                          $10.621                          58
--------------------------------------------------------------------------------------------------


-------------------

* Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.

** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.

PROSPECTUS                                                                    VISIONARY CHOICE
MAY 1, 1999
                                                                              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
Please read this prospectus carefully before                                                  issued by
investing, and keep it for future reference.  It                              IL ANNUITY AND INSURANCE COMPANY
contains important information about the                                                      through the
Visionary Choice variable annuity.                                            IL ANNUITY AND INSURANCE CO.
                                                                              SEPARATE ACCOUNT 1
To learn more about the Visionary Choice
Contract, you may want to look at the Statement                               The Visionary Choice Contract ("Contract")
                                                                              has 19 funding choices--one fixed account (paying a
of Additional Information dated May 1, 1999                                   guaranteed minimum fixed rate of interest) and 18
(known as the "SAI"). For a free copy of the SAI,                             variable accounts which invest in the following
contact us at:                                                                mutual fund portfolios:

                                                                                    THE ALGER AMERICAN FUND
     IL Annuity and Insurance Company                                                     -     MidCap Growth
     Administrative Office                                                                -     Small Capitalization
     2960 North Meridian Street                                                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     Indianapolis, Indiana  46208                                                   ("VIP")
     Telephone: 1-800-388-1331                                                            -     Equity-Income
                                                                                          -     Growth
We have filed the SAI with the U.S. Securities                                            -     Money Market
and Exchange Commission ("SEC") and have                                            FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
incorporated it by reference into this prospectus.                                  ("VIP II")
The SAI's table of contents appears at the end of                                         -     Asset Manager
this prospectus.                                                                          -     Contrafund
                                                                                          -     Index 500
The SEC maintains an Internet website                                                     -     Investment Grade Bond
(http://www.sec.gov) that contains the SAI,                                         OCC ACCUMULATION TRUST
material incorporated by reference, and other                                             -     Managed
information.  You may also read and copy these                                            -     Small Cap
materials at the SEC's public reference room in                                     ROYCE CAPITAL FUND
Washington, D.C.  Call 1-800-SEC-0330 for                                                 -     Royce Micro-Cap
information about the SEC's public reference                                        SAFECO RESOURCE SERIES TRUST
room.                                                                                     -     SAFECO Equity
                                                                                          -     SAFECO Growth
VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN                                          SOGEN VARIABLE FUNDS, INC.
RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR                                               -     SoGen Overseas Variable
INVESTMENT.                                                                         T. ROWE PRICE FIXED INCOME SERIES, INC.
-     The investment performance of the portfolios                                        -     Limited-Term Bond
      in which the variable accounts invest will                                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
      vary.                                                                               -     International Stock
-     We do not guarantee how any of the                                            VAN ECK WORLDWIDE INSURANCE TRUST
      portfolios will perform.                                                            -     Worldwide Hard Assets
-     The Contract is not a deposit or obligation of
      any bank, and no bank endorses or guarantees
      the Contract.
-     Neither the U.S. Government nor any federal
      agency insures your investment in the policy.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                TABLE OF CONTENTS

Glossary...............................................................................- 1 -
Highlights.............................................................................- 3 -
      The Contract.....................................................................- 3 -
      How to Invest....................................................................- 3 -
      Cancellation -- The 10 Day Free-Look Period......................................- 3 -
      Investment Options...............................................................- 4 -
      Transfers........................................................................- 4 -
      Access to Your Money.............................................................- 5 -
      Death Benefit....................................................................- 5 -
      Living Benefit...................................................................- 5 -
      Fees and Charges.................................................................- 6 -
      Annuity Provisions...............................................................- 7 -
      Federal Tax Status...............................................................- 7 -
      Inquiries........................................................................- 7 -
Fee Table..............................................................................- 8 -
      Examples........................................................................- 11 -
      Condensed Financial Information.................................................- 15 -
About IL Annuity and the Separate Account.............................................- 15 -
      IL Annuity and Insurance Company................................................- 15 -
      IL Annuity and Insurance Co. Separate Account 1.................................- 15 -
The Portfolios........................................................................- 16 -
      Investment Objectives of the Portfolios.........................................- 17 -
      Investment Advisers to the Funds................................................- 19 -
      Availability of the Funds.......................................................- 20 -
The Pay-In Period.....................................................................- 21 -
      Purchasing a Contract...........................................................- 21 -
      Premium Payments................................................................- 21 -
      Cancellation -- The 10 Day Free-Look Period.....................................- 21 -
      Designating Your Investment Options.............................................- 22 -
Your Contract Value...................................................................- 23 -
      Separate Account Value..........................................................- 23 -
Transfers Between Investment Options..................................................- 24 -
      General.........................................................................- 24 -
      Telephone Transfers.............................................................- 25 -
      Transfer Fee....................................................................- 25 -
      Dollar-Cost Averaging...........................................................- 25 -
      Interest Sweep..................................................................- 26 -
      Automatic Account Balancing Service.............................................- 26 -
Access to Your Money..................................................................- 26 -
      Full Withdrawals................................................................- 26 -
      Partial Withdrawals.............................................................- 27 -
      Systematic Withdrawal Program...................................................- 27 -
      Full and Partial Withdrawal Restrictions........................................- 28 -
      Restrictions on Distributions from Certain Types of Contracts...................- 28 -
Contract Loans........................................................................- 28 -
Death Benefits........................................................................- 30 -
      Death Benefits Before the Annuity Start Date....................................- 30 -
      Loans ..........................................................................- 31 -
      Distribution Upon the Owner's Death.............................................- 31 -
      Distribution Upon the Death of the Annuitant....................................- 32 -

      Death of Payee After the Annuity Start Date.....................................- 32 -
The Living Benefit....................................................................- 32 -
Fees and Charges......................................................................- 35 -
      Withdrawal Charge...............................................................- 35 -
      Contract Fee....................................................................- 38 -
      Asset-Based Administrative Charge...............................................- 38 -
      Mortality and Expense Risk Charge...............................................- 38 -
      Transfer Fee....................................................................- 39 -
      Portfolio Fees and Charges......................................................- 39 -
      Premium Taxes...................................................................- 39 -
      Other Taxes.....................................................................- 39 -
The Payout Period.....................................................................- 39 -
      The Annuity Start Date..........................................................- 39 -
      Annuity Payout Options..........................................................- 40 -
      Determining the Amount of Your Annuity Payment..................................- 40 -
      Fixed Annuity Payments..........................................................- 41 -
      Variable Annuity Payments.......................................................- 41 -
      Annuity Unit Value  ............................................................- 42 -
      Transfers.......................................................................- 42 -
      Description of Annuity Payout Options...........................................- 42 -
The Fixed Account.....................................................................- 43 -
      Fixed Account Value.............................................................- 43 -
      Fixed Account Transfers.........................................................- 44 -
Investment Performance of the Variable Accounts.......................................- 45 -
Voting Rights.........................................................................- 47 -
Federal Tax Matters...................................................................- 47 -
      Taxation of Non-Qualified Contracts.............................................- 48 -
      Taxation of Qualified Contracts.................................................- 50 -
      Other Tax Issues ...............................................................- 51 -
      Our Income Taxes................................................................- 51 -
      Possible Tax Law Changes  ......................................................- 51 -
Other Information.....................................................................- 51 -
      Holidays........................................................................- 51 -
      Payments........................................................................- 52 -
      Modification....................................................................- 52 -
      Distribution of the Contracts...................................................- 52 -
      Legal Proceedings...............................................................- 53 -
      Reports to Owners...............................................................- 53 -
      Inquiries.......................................................................- 53 -
      Year 2000 Matters...............................................................- 53 -
      Financial Statements............................................................- 53 -
Statement of Additional Information Table of Contents.................................- 55 -
Condensed Financial Information......................................................... A-1
Glossary...............................................................................- 1 -
Highlights.............................................................................- 3 -
      The Contract.....................................................................- 3 -
      How to Invest....................................................................- 3 -
      Cancellation -- The 10 Day Free-Look Period......................................- 3 -
      Investment Options...............................................................- 4 -
      Transfers........................................................................- 4 -
      Access to Your Money.............................................................- 5 -

      Death Benefit....................................................................- 5 -
      Living Benefit...................................................................- 5 -
      Fees and Charges.................................................................- 6 -
      Annuity Provisions...............................................................- 7 -
      Federal Tax Status...............................................................- 7 -
      Inquiries........................................................................- 7 -
Fee Table..............................................................................- 8 -
      Examples........................................................................- 11 -
      Condensed Financial Information.................................................- 15 -
About IL Annuity and the Separate Account.............................................- 15 -
      IL Annuity and Insurance Company................................................- 15 -
      IL Annuity and Insurance Co. Separate Account 1.................................- 15 -
The Portfolios........................................................................- 16 -
      Investment Objectives of the Portfolios.........................................- 17 -
      Investment Advisers to the Funds................................................- 19 -
      Availability of the Funds.......................................................- 20 -
The Pay-In Period.....................................................................- 21 -
      Purchasing a Contract...........................................................- 21 -
      Premium Payments................................................................- 21 -
      Cancellation -- The 10 Day Free-Look Period.....................................- 21 -
      Designating Your Investment Options.............................................- 22 -
Your Contract Value...................................................................- 23 -
      Separate Account Value..........................................................- 23 -
Transfers Between Investment Options..................................................- 24 -
      General.........................................................................- 24 -
      Telephone Transfers.............................................................- 25 -
      Transfer Fee....................................................................- 25 -
      Dollar-Cost Averaging...........................................................- 25 -
      Interest Sweep..................................................................- 26 -
      Automatic Account Balancing Service.............................................- 26 -
Access to Your Money..................................................................- 26 -
      Full Withdrawals................................................................- 26 -
      Partial Withdrawals.............................................................- 27 -
      Systematic Withdrawal Program...................................................- 27 -
      Full and Partial Withdrawal Restrictions........................................- 28 -
      Restrictions on Distributions from Certain Types of Contracts...................- 28 -
Contract Loans........................................................................- 28 -
Death Benefits........................................................................- 30 -
      Death Benefits Before the Annuity Start Date....................................- 30 -
      Loans ..........................................................................- 31 -
      Distribution Upon the Owner's Death.............................................- 31 -
      Distribution Upon the Death of the Annuitant....................................- 32 -
      Death of Payee After the Annuity Start Date.....................................- 32 -
The Living Benefit....................................................................- 32 -
Fees and Charges......................................................................- 35 -
      Withdrawal Charge...............................................................- 35 -
      Contract Fee....................................................................- 38 -
      Asset-Based Administrative Charge...............................................- 38 -
      Mortality and Expense Risk Charge...............................................- 38 -
      Transfer Fee....................................................................- 39 -
      Portfolio Fees and Charges......................................................- 39 -

      Premium Taxes...................................................................- 39 -
      Other Taxes.....................................................................- 39 -
The Payout Period.....................................................................- 39 -
      The Annuity Start Date..........................................................- 39 -
      Annuity Payout Options..........................................................- 40 -
      Determining the Amount of Your Annuity Payment..................................- 40 -
      Fixed Annuity Payments..........................................................- 41 -
      Variable Annuity Payments.......................................................- 41 -
      Annuity Unit Value  ............................................................- 42 -
      Transfers.......................................................................- 42 -
      Description of Annuity Payout Options...........................................- 42 -
The Fixed Account.....................................................................- 43 -
      Fixed Account Value.............................................................- 43 -
      Fixed Account Transfers.........................................................- 44 -
Investment Performance of the Variable Accounts.......................................- 45 -
Voting Rights.........................................................................- 47 -
Federal Tax Matters...................................................................- 47 -
      Taxation of Non-Qualified Contracts.............................................- 48 -
      Taxation of Qualified Contracts.................................................- 50 -
      Other Tax Issues ...............................................................- 51 -
      Our Income Taxes................................................................- 51 -
      Possible Tax Law Changes  ......................................................- 51 -
Other Information.....................................................................- 51 -
      Holidays........................................................................- 51 -
      Payments........................................................................- 52 -
      Modification....................................................................- 52 -
      Distribution of the Contracts...................................................- 52 -
      Legal Proceedings...............................................................- 53 -
      Reports to Owners...............................................................- 53 -
      Inquiries.......................................................................- 53 -
      Year 2000 Matters...............................................................- 53 -
      Financial Statements............................................................- 53 -
Statement of Additional Information Table of Contents.................................- 55 -
Condensed Financial Information.......................................................   A-1

                                    GLOSSARY

      For your convenience, we are providing a glossary of the special terms we use in this prospectus.


ACCUMULATION UNIT -- The measurement we use before the Annuity Start Date to calculate the value of each variable account at the end of each business day.


ANNUITANT -- You are the annuitant, unless you state otherwise in your application. The annuitant is the person (or persons) whose life (or lives) we use to determine the dollar amount and duration of the annuity payments that we will pay under the Contract and whose death determines the death benefit. You may choose joint annuitants in some cases. You may not change the annuitant you name in the application.

ANNUITY START DATE -- The date when we will begin to pay annuity payments to the annuitant. (You are the annuitant, unless you tell us otherwise at the time of your application.)

ANNUITY UNIT -- The measurement we use to calculate the value of your annuity payments if you choose to receive annuity payments from the variable accounts.

BENEFICIARY -- The person you name to receive the death benefit if the annuitant dies before we start making annuity payments.

BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business, except for the holidays listed in this prospectus under "Holidays."

COMPANY ("WE," "US," "OUR") -- IL Annuity and Insurance Company.

CONTRACT ANNIVERSARY -- The same date in each year as the date of issue.

CONTRACT VALUE -- The total amount you have accumulated under the Contract. It is equal to the money you have under the Contract in the separate account and the fixed account.

DATE OF ISSUE -- The date we issue your Contract. It is shown on the specifications page of the Contract and is the date on which the first contract year begins.

DEATH BENEFIT ANNIVERSARY -- Every third contract anniversary beginning on the date of issue.


DUE PROOF OF DEATH -- Proof of death that we find satisfactory, such as a certified copy of the death record, or a certified copy of a court decree reciting a finding of death.


ELIGIBLE PREMIUM PAYMENT -- That portion of your first Premium Payment that you allocate to a particular Eligible Variable Account on the date of issue. We use it as a benchmark for calculating the Living
Benefit.


ELIGIBLE VARIABLE ACCOUNT -- Variable accounts the Company designates to be guaranteed by the Living Benefit. Currently all variable accounts are so designated.


FIXED ACCOUNT -- An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account.

FUNDS -- The open-end management investment companies listed on the front page of this Prospectus. This Contract allows you to invest in certain investment portfolios of the Funds.



LIVING BENEFIT -- A guarantee we provide regarding your Contract's value in the variable accounts on the Living Benefit Date, provided you select the Living Benefit option on your application.


LIVING BENEFIT DATE -- 10 years after the date of issue.


OWNER OR OWNERS ("YOU" OR "YOUR") -- The person(s) having the privileges of ownership stated in the Contract. Joint owners may be permitted.


PAYEE -- The person(s) entitled to receive annuity payments. You may name a "Successor Payee" to receive any guaranteed annuity payments after the death of the sole surviving payee.


PAY-IN PERIOD -- The period that begins when we issue your Contract and ends on the Annuity Start Date. During the pay-in period, earnings accumulate on a tax-deferred basis.


PAYOUT PERIOD -- The period that begins on the Annuity Start Date during which you receive annuity payments based on the money you have accumulated under your Contract.

PAYOUT OPTION -- The arrangement you choose under which we pay annuity payments to you after the Annuity Start Date. You may choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment experience of the variable accounts in which you are invested at that time, or whether you will receive a combination of fixed and variable payments.

PORTFOLIO -- A separate investment portfolio of a Fund in which a variable account invests.

PREMIUM PAYMENT YEAR -- The twelve-month period beginning on the date we receive any premium payment. It is used to calculate the withdrawal charge if you choose the date of premium payment withdrawal charge option.

QUALIFIED CONTRACT -- A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Internal Revenue Code.

SEPARATE ACCOUNT -- IL Annuity and Insurance Co. Separate Account 1, a separate investment account divided into variable accounts that we established to receive and invest the premium payments we receive under the Contract. Assets in the separate account are not part of our general account.


SERVICE CENTER -- USA Administration Services, Inc., the administrator for the Contracts. The mailing address for the Service Center is P.O. Box 29163, Overland Park, KS 66201-1348 or 12900 Metcalf Avenue, Suite 200, Overland Park, KS 66213-2620. You can call the Service Center office at 1-888-232-6486.


VARIABLE ACCOUNT -- A subdivision of the separate account that invests exclusively in shares of a single portfolio of a Fund. The investment performance of each variable account is linked directly to the investment performance of the portfolio in which it invests.

WRITTEN REQUEST -- Your signed, written notice or request. We must receive your written request at the Service Center and it must be in a form satisfactory to us.

                                   HIGHLIGHTS

================================================================================

      These highlights provide only a brief overview of the more important features of the Visionary Choice Contract. More detailed information about the Contract appears later in this prospectus. Please read this prospectus carefully.

THE CONTRACT

      An annuity is a contract where you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date chosen by you. The Visionary Choice Contract is a special kind of annuity that is:

            -     FLEXIBLE PREMIUM - you may add premium payments at any time.

            - TAX-DEFERRED - you do not have to pay taxes on earnings until you take money out by full or partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.

            - VARIABLE - its value fluctuates with the performance of the mutual fund portfolios in which you invest. You bear the investment risk on the amounts you invest.

            - AVAILABLE WITH RETIREMENT PLANS - you may purchase this annuity in connection with retirement plans, including those that qualify for favorable federal tax treatment.


      Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from your contract value. The money you can accumulate during the pay-in period, as well as the annuity payout option you choose, will determine the dollar amount of any annuity payments you receive.


HOW TO INVEST

      You may purchase the Contract with a single payment of $1,000 or more under most circumstances. We will not issue a Contract if you are older than age 85 on the date of issue.


      You can pay additional premiums of $1,000 or more with some limitations. Send your premium payments to the Service Center, P.O. Box 29163, Overland Park, KS 66201-1348 or 12900 Metcalf Avenue, Suite 200, Overland Park, KS 66213-2620. You can call the Service Center office at 1-888-232-6486.


CANCELLATION -- THE 10 DAY FREE-LOOK PERIOD

      You may return your Contract for a refund within 10 days after you receive it. The amount of the refund will generally be the total purchase payments you paid, plus or minus any gains or losses on the amounts you invested in the variable accounts. We determine the value of the refund as of the date we receive the refunded Contract.

      We will pay the refund within 7 days after we receive the Contract. The Contract will then be deemed void. In some states you may have more than 10 days, or receive a different refund amount. If we refund your original premium payment, we will put your premium payment to the Money Market Variable account during the free-look period.

INVESTMENT OPTIONS

      You may invest your money in any of 18 portfolios by directing it into the corresponding variable account. The portfolios now available to you under the Contract are:



      THE ALGER AMERICAN FUND                               ROYCE CAPITAL FUND
            -     MidCap Growth                                   -     Royce Micro-Cap
            -     Small Capitalization                      SAFECO RESOURCE SERIES TRUST
      FIDELITY VIP                                                -     SAFECO Equity
            -     Equity-Income                                   -     SAFECO Growth
            -     Growth                                    SOGEN VARIABLE FUNDS, INC.
            -     Money Market                                    -     SoGen Overseas Variable
       FIDELITY VIP II                                      T. ROWE PRICE FIXED INCOME SERIES, INC.
            -     Asset Manager                                   -     Limited-Term Bond
            -     Contrafund                                T. ROWE PRICE INTERNATIONAL SERIES, INC.
            -     Index 500                                       -     International Stock
            -     Investment Grade Bond                     VAN ECK WORLDWIDE INSURANCE TRUST
      OCC ACCUMULATION TRUST                                      -     Worldwide Hard Assets
            -     Managed
            -     Small Cap



      Each variable account invests exclusively in shares of one portfolio of a Fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in the prospectuses for the Funds that accompany this prospectus.


      The value of your investment in the variable accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted.

      Depending on market conditions, you can make or lose money in any of the variable accounts. We reserve the right to offer other investment choices in the future.

      You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one year periods at a fixed rate that is guaranteed by us never to be less than 3.0%.

TRANSFERS

      You have the flexibility to transfer assets within your Contract. At any time during the pay-in period, you may transfer amounts among the variable accounts and between the fixed account and any variable account. Certain restrictions apply to transfers to and from the fixed account.


      You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a contract year before the Annuity Start Date.


      Transfers will reduce the value of the Living Benefit guarantee.

      Once you begin to receive annuity payments, you may make one transfer among the variable accounts each contract year.

ACCESS TO YOUR MONEY

      During the pay-in period, you may receive a cash withdrawal of part of your contract value. The minimum amount you can withdraw is $250. You may also fully withdraw all your value from the Contract and receive its surrender value.

      Full and partial withdrawals may be subject to a withdrawal charge, depending upon the withdrawal charge option you chose at the time of purchase and the timing of the withdrawal. In any contract year after the first contract year, you may withdraw a portion of your contract value, called the free withdrawal amount, without incurring a withdrawal charge.

      Withdrawals will reduce the value of the Living Benefit guarantee.

      You may have to pay federal income taxes and a penalty tax on any money you withdraw from the Contract.

DEATH BENEFIT


      We will pay the death benefit to the beneficiary on the annuitant's death before the Annuity Start Date.



      The death benefit will equal the greater of:

            - the sum of premium payments made under the Contract, LESS partial withdrawals as of the date we determine the death benefit; or

            - the contract value as of the date we determine the death benefit.

      If you elect the enhanced death benefit option, the enhanced death benefit will be the greater of:

            - the contract value as of the date we determine the enhanced death benefit; or

            - the highest contract value on any Death Benefit Anniversary, adjusted for any premium payments received, withdrawals taken and charges incurred between such Death Benefit Anniversary and the date we determine the enhanced death benefit.

      We set the value of the enhanced death benefit initially on the first Death Benefit Anniversary (that is, the third Contract Anniversary) and reset it every third Contract Anniversary if the value is greater. Once reset, this value will never decrease unless you make a partial withdrawal.

      In determining both the enhanced and the standard death benefit, we will subtract any applicable premium taxes not previously deducted.

      A different death benefit calculation applies if the annuitant dies at or after age 75.

LIVING BENEFIT


      The Living Benefit guarantees a minimum value in the variable accounts on the Contract's tenth anniversary, provided certain conditions are met. The Living Benefit is based on the first premium payment that you direct into the Eligible Variable Accounts at the time of premium payment reduced by adjusted withdrawals and transfers.


      We will not credit your Contract with any Living Benefit if you elect to receive annuity payments before the Living Benefit Date.

      Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Living Benefit.

FEES AND CHARGES

      WITHDRAWAL CHARGE. We will deduct a withdrawal charge if you withdraw all or part of your contract value during certain time periods. The amount of the withdrawal charge depends on the withdrawal charge option and free withdrawal option you choose at the time you purchase the Contract.

      We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.


      You may choose between two withdrawal charge options. If you choose the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, we will calculate the withdrawal charge from the date of issue. The date of issue withdrawal charge is 7% in the first six Contract Years, decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year, until it is zero in Contract Year ten. If you choose the DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION, we will calculate the withdrawal charge from the date you make a premium payment. The date of premium payment withdrawal charge is 7% in the first Contract Year, decreasing by 1% in each subsequent Contract Year, until it is zero in Contract Year eight.


      In any contract year after the first contract year, you may withdraw a portion of your contract value without incurring a withdrawal charge. This amount is called the free withdrawal amount.

      The withdrawal charge may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post secondary education, as provided in the Contract.

      CONTRACT FEE. We deduct a quarterly contract fee of $7.50 from your contract value at the end of each contract quarter during the pay-in period and on the date of full withdrawal. Certain exceptions apply.

      TRANSFER FEE. You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a contract year before the Annuity Start Date.

      MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the variable accounts at an annual rate of 1.25%. We will continue to deduct this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

      ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in the variable account at an annual rate of 0.15%. We will continue to assess this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

      PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If necessary, we will make the deduction either: (a) from premium payments as we receive them,
(b) from your contract value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a death benefit.



      PORTFOLIO FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. These charges currently range from .30% to 1.50% annually. See the Fee Table in this Prospectus and the prospectuses for the portfolios.


ANNUITY PROVISIONS

      PAYOUT OPTIONS. The Contract allows you to receive periodic annuity payments beginning on the Annuity Start Date you select. You may choose among several payout plans. You may receive income payments for a specific period of time or for life, with or without a guaranteed number of payments.

      We will use your adjusted contract value on the Annuity Start Date to calculate the amount of your annuity payments under the payment plan you choose. If you select a variable payout option, the dollar amount of your payments may go up or down depending on the investment results of the portfolios you invest in at that time.

FEDERAL TAX STATUS

      Generally, a distribution, including a full or partial withdrawal or death benefit payment, may be taxed. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the federal tax status of variable annuity contracts, see "Federal Tax Status."

INQUIRIES

      If you need additional information, please contact us at:

                  Service Center
                  P.O. Box 29163
                  Overland Park, KS 66201-1348
                            or

                  12900 Metcalf Avenue, Suite 200

                  Overland Park, KS 66213-2620
                  1-888-232-6486.

                                    FEE TABLE


      The Fee Table illustrates the current expenses and fees under the Contract as well as the portfolios' fees and expenses for the 1998 calendar year. The purpose of this table is to help you understand the various costs and expenses that you will pay directly and indirectly.


YOUR TRANSACTION EXPENSES


      Sales Charge Imposed on Premium Payments..............................................................None
      Maximum Withdrawal Charge
            (as a percentage of your premium payment)(1)................................................... 7.0%
      Transfer Fee..............................................................No fee for the first 12 transfer in a contract year then $25
                                                                                         per additional transfer

ANNUALIZED CONTRACT FEE(2) ..................................................................................$30

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average net assets)

      Mortality and Expense Risk Charge....................................................................1.25%
      Administrative Expenses..............................................................................0.15%
                                                                                                           -----
      Total Separate Account Annual Expenses...............................................................1.40%




ANNUAL FUND EXPENSES
(as a percentage of average net assets after fee waivers and expense reimbursements)




                                                                                                     TOTAL ANNUAL
                                                                                                   EXPENSES (AFTER
                                       MANAGEMENT                            OTHER EXPENSES            WAIVERS
                                          FEES                12b-1              (AFTER                  AND
NAME OF PORTFOLIO                    (AFTER WAIVERS)           FEES          REIMBURSEMENT)         REIMBURSEMENT)
-----------------                    ---------------           ----          --------------         --------------
Alger American Fund
-------------------
 MidCap Growth Portfolio                  0.80%               0.00%               0.04%                 0.84%

 SmallCap Portfolio                       0.85%               0.00%               0.04%                 0.89%

Fidelity VIP
------------
Equity-Income Portfolio (3)               0.49%               0.00%               0.09%                 0.58%

Growth Portfolio (3)                      0.59%               0.00%               0.09%                 0.68%

Money Market Portfolio                    0.20%               0.00%               0.10%                 0.30%

                                                                                                                     TOTAL ANNUAL
                                                                                                                   EXPENSES (AFTER
                                           MANAGEMENT                                 OTHER EXPENSES                   WAIVERS
                                              FEES                12b-1                   (AFTER                         AND
NAME OF PORTFOLIO                        (AFTER WAIVERS)           FEES               REIMBURSEMENT)                REIMBURSEMENT)
-----------------                        ---------------           ----               --------------                --------------
Fidelity VIP II
---------------
Asset Manager Portfolio (3)                   0.54%               0.00%                    0.10%                        0.64%

Contrafund Portfolio (3)                      0.59%               0.00%                    0.11%                        0.70%

Index 500 Portfolio (3)                       0.24%               0.00%                    0.11%                        0.35%

Investment Grade Bond                         0.43%               0.00%                    0.14%                        0.57%
Portfolio

OCC Accumulation Trust
----------------------
Managed Portfolio (4)                         0.78%               0.00%                    0.04%                        0.82%

Small Cap Portfolio (4)                       0.80%               0.00%                    0.08%                        0.88%

Royce Capital Fund
------------------
Royce Mid-Cap Portfolio                       0.01%               0.00%                    1.34%                        1.35%
(5)

SAFECO Resources Series
-----------------------
Trust
-----                                         0.74%               0.00%                    0.04%                        0.78%
 SAFECO Equity Portfolio

 SAFECO Growth Portfolio                      0.74%               0.00%                    0.06%                        0.80%

SoGen Variable Funds, Inc.
--------------------------
 SoGen Overseas Portfolio                     0.00%               0.25%                    1.25%                        1.50%
(6)

T. Rowe Price Fixed Income
--------------------------
Series, Inc.                                  0.70%               0.00%                    0.00%                        0.70%
------------
Limited-Term Bond
Portfolio (7)

T. Rowe Price International
---------------------------
Series, Inc.                                  1.05%               0.00%                    0.00%                        1.05%
------------
International Stock
Portfolio(7)

Van Eck Worldwide
-----------------
Insurance Trust                               1.00%               0.00%                    0.16%                        1.16%
---------------
Worldwide Hard Assets
Portfolio

1/ The amount of the withdrawal charge depends on the withdrawal charge option and free withdrawal option you choose at the time you purchase the Contract. We do not assess a withdrawal charge if the Contract terminates due to your death or the annuitant's death, or if you decide to begin to receive annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.



2/ We waive this fee for Qualified Contracts. We also waive this fee for Non-Qualified Contracts with cumulative premium payments of $100,000 or more.



3/ A portion of the brokerage commissions that the Equity Income, Growth, Asset Manager, Index 500 and Contrafund Portfolios pay was used to reduce fund expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the fee table would have been: 0.57% for the Equity Income Portfolio; 0.66% for the Growth Portfolio; 0.63% for the Asset Manager Portfolio; 0.28% for the Index 500 Portfolio; and 0.66% for the Contrafund Portfolio.



4/ The Other Expenses of the OCC Accumulation Trust Portfolios as of December 31, 1998 are shown without a reduction for certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. The Total Annual Portfolio Expenses of the Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of their respective average daily net assets. These limitations had a negligible effect, so that without such limitations, and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Annual Portfolio Expenses incurred for the fiscal year ended December 31, 1998 would have been: 0.78%, 0.04% and 0.82%, respectively, for the Managed Portfolio; and 0.80%, 0.08% and 0.88%, respectively, for the Small Cap Portfolio.



5/ Royce & Associates, Inc., the investment adviser to the Royce Micro-Cap Portfolio, has contractually agreed to waive its management fees and reimburse Other Expenses through December 31, 1999 to the extent necessary to maintain Total Annual Expenses of the Portfolio at or below 1.35%. Without such waiver and reimbursement, the Management Fee was 1.25% and Total Annual Expenses were 2.59% for fiscal year 1998.



6/ The 12b-1 fee for the SoGen Overseas Portfolio is imposed to enable the Portfolio to recover certain sales expenses, including compensation to broker-dealers, the cost of printing prospectuses, advertising costs and shareholder servicing-related expenses for the Portfolio. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of sales charges imposed by other portfolios. Under the terms of an investment advisory agreement dated August 16, 1996, the SoGen Overseas Portfolio pays its investment adviser a monthly advisory fee at an annual rate of 0.75% of the average daily net assets of the Portfolio. For year ended December 31, 1998, the adviser waived its investment advisory fee in its entirety and reimbursed the Portfolio for all expenses in excess of 1.50% of average daily net assets. Without such waiver and reimbursements, the Management Fee was 0.75%, Other Expenses were 4.23%, and Total Annual Expenses were 4.98%.

7/ The Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70%, computed daily and paid monthly, based on its average daily net assets. The International Stock Portfolio pays Rowe Price-Fleming International, Inc. ("Price-Fleming") an annual all-inclusive fee of 1.05%, computed daily and paid monthly, based on its average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.


The purpose of these tables is to assist you in understanding the costs and expenses that you will bear directly or indirectly. The table reflects the actual charges and expenses for the separate account and for each portfolio for the fiscal year ended December 31, 1998.

EXAMPLES

      (NOTE: The examples shown below are entirely hypothetical. They do not represent past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.)

      Examples 1 and 2 show expenses for Contracts with a DATE OF ISSUE WITHDRAWAL CHARGE OPTION.


      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and charges and expenses reflected in the Fee Table above:


     1. If you surrender your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:



---------------------------------------------------------------------------------------------------------------------------------
                                                        1 Year                3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
   MidCap Growth                                        $ 94.50               $ 143.44             $ 198.64             $ 273.95
---------------------------------------------------------------------------------------------------------------------------------
   Small Capitalization                                 $ 95.02               $ 144.91             $ 201.27             $ 279.19
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
   Equity-Income                                        $ 91.77               $ 135.79             $ 184.89             $ 246.26
---------------------------------------------------------------------------------------------------------------------------------
   Growth                                               $ 92.82               $ 138.74             $ 190.20             $ 257.00
---------------------------------------------------------------------------------------------------------------------------------
   Money Market                                         $ 88.83               $ 127.50             $ 169.91             $ 215.62
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   Asset Manager                                        $ 92.40               $ 137.56             $ 188.08             $ 252.72
---------------------------------------------------------------------------------------------------------------------------------
   Contrafund                                           $ 93.03               $ 139.32             $ 191.26             $ 259.13
---------------------------------------------------------------------------------------------------------------------------------
   Index 500                                            $ 89.36               $ 128.98             $ 172.60             $ 221.16
---------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond                                $ 91.67               $ 135.49             $ 184.36             $ 245.18
---------------------------------------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
   Managed                                              $ 94.29               $ 142.85             $ 197.59             $ 271.84
---------------------------------------------------------------------------------------------------------------------------------
   Small Cap                                            $ 94.92               $ 144.61             $ 200.74             $ 278.14
---------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
   Royce Micro-Cap                                      $ 99.85               $ 158.33             $ 224.95             $ 326.17
---------------------------------------------------------------------------------------------------------------------------------
SAFECO RESOURCES SERIES TRUST
   SAFECO Equity                                        $ 93.87               $ 141.68             $ 195.48             $ 267.62
   SAFECO Growth                                        $ 94.08               $ 142.27             $ 196.54             $ 269.74
---------------------------------------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
    SoGen Overseas Variable                             $101.42               $ 162.68             $ 232.09             $ 341.02
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                        1 Year                3 Years              5 Years              10 Years
-----------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES,  INC.
   Limited-Term Bond                    $ 93.03               $ 139.32             $ 191.26             $ 259.13
-----------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
SERIES,  INC.
   International Stock                  $ 96.70               $ 149.59             $ 209.64             $ 295.78
-----------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE
TRUST
   Worldwide Hard Assets                $ 97.85               $ 152.80             $ 215.36             $ 307.03
-----------------------------------------------------------------------------------------------------------------


2. If you do not surrender your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:



-----------------------------------------------------------------------------------------------------------------------
                                          1 Year                3 Years              5 Years              10 Years
-----------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
   MidCap Growth                          $ 24.50               $ 75.31              $ 128.64             $ 273.95
-----------------------------------------------------------------------------------------------------------------------
   Small Capitalization                   $ 25.02               $ 76.88              $ 131.27             $ 279.19
-----------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
   Equity-Income                          $ 21.77               $ 67.09              $ 114.89             $ 246.26
-----------------------------------------------------------------------------------------------------------------------
   Growth                                 $ 22.82               $ 70.25              $ 120.20             $ 257.00
-----------------------------------------------------------------------------------------------------------------------
   Money Market                           $ 18.83               $ 58.18              $  99.91             $ 215.62
-----------------------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   Asset Manager                          $ 22.40               $ 68.99              $ 118.08             $ 252.72
-----------------------------------------------------------------------------------------------------------------------
   Contrafund                             $ 23.03               $ 70.89              $ 121.26             $ 259.13
-----------------------------------------------------------------------------------------------------------------------
   Index 500                              $ 19.36               $ 59.78              $ 102.60             $ 221.16
-----------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond                  $ 21.67               $ 66.77              $ 114.36             $ 245.18
-----------------------------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
   Managed                                $ 24.29               $ 74.68              $ 127.59             $ 271.84
-----------------------------------------------------------------------------------------------------------------------
   Small Cap                              $ 24.92               $ 76.57              $ 130.74             $ 278.14
-----------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
   Royce Micro-Cap                        $ 29.85               $ 91.30              $ 155.18             $ 326.17
-----------------------------------------------------------------------------------------------------------------------
SAFECO RESOURCES SERIES TRUST
   SAFECO Equity                          $ 23.87               $ 73.41              $ 125.48             $ 267.62
   SAFECO Growth                          $ 24.08               $ 74.04              $ 126.54             $ 269.74
-----------------------------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
   SoGen Overseas Variable                $ 31.42               $ 95.97              $ 162.87             $ 341.02

-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES,  INC.
   Limited-Term Bond                      $ 23.03               $ 70.89              $ 121.26             $ 259.13
-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
SERIES,  INC.
   International Stock                    $ 26.70               $ 81.91              $ 139.64             $ 295.78
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE
TRUST
   Worldwide Hard Assets                  $ 27.85               $ 85.36              $ 145.36             $ 307.03
-----------------------------------------------------------------------------------------------------------------------



Examples 3 and 4 show Contracts with a DATE OF PREMIUM PAYMENT WITHDRAWAL
OPTION.

3. If You surrender your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:




-----------------------------------------------------------------------------------------------------------------------------
                                            1 Year                     3 Years               5 Years                10 Years
-----------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
   MidCap Growth                            $ 94.50                    $ 123.97              $ 158.64               $ 273.95
-----------------------------------------------------------------------------------------------------------------------------
   Small Capitalization                     $ 95.02                    $ 125.47              $ 161.27               $ 279.19
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
   Equity-Income                            $ 91.77                    $ 116.16              $ 144.89               $ 246.26
-----------------------------------------------------------------------------------------------------------------------------
   Growth                                   $ 92.82                    $ 119.17              $ 150.20               $ 257.00
-----------------------------------------------------------------------------------------------------------------------------
   Money Market                             $ 88.83                    $ 107.69              $ 129.91               $ 215.62
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   Asset Manager                            $ 92.40                    $ 117.97              $ 148.08               $ 252.72
-----------------------------------------------------------------------------------------------------------------------------
   Contrafund                               $ 93.03                    $ 119.77              $ 151.26               $ 259.13
-----------------------------------------------------------------------------------------------------------------------------
   Index 500                                $ 89.36                    $ 109.21              $ 132.60               $ 221.16
-----------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond                    $ 91.67                    $ 115.86              $ 144.36               $ 245.18
-----------------------------------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
   Managed                                  $ 94.29                    $ 123.37              $ 157.59               $ 271.84
-----------------------------------------------------------------------------------------------------------------------------
   Small Cap                                $ 94.92                    $ 125.17              $ 160.74               $ 278.14
-----------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
   Royce Micro-Cap                          $ 99.85                    $ 139.18              $ 185.08               $ 326.17
-----------------------------------------------------------------------------------------------------------------------------
SAFECO RESOURCES SERIES TRUST
   SAFECO Equity                            $ 93.87                    $ 122.17              $ 155.48               $ 267.62
-----------------------------------------------------------------------------------------------------------------------------
   SAFECO Growth                            $ 94.08                    $ 122.77              $ 156.54               $ 269.74
-----------------------------------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
   SoGen Overseas Variable                  $101.42                    $ 143.62              $ 192.54               $ 341.02
-----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES,  INC.
   Limited-Term Bond                        $ 93.03                    $ 119.77              $ 151.26               $ 259.13
-----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
SERIES,  INC.
   International Stock                      $ 96.70                    $ 130.26              $ 169.64               $ 295.78
-----------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE
TRUST
   Worldwide Hard Assets                    $ 97.85                    $ 133.53              $ 175.36               $ 307.03
-----------------------------------------------------------------------------------------------------------------------------

4. If You do not surrender your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:





-----------------------------------------------------------------------------------------------------------------------------
                                          1 Year                     3 Years               5 Years                10 Years
-----------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
   MidCap Growth                          $ 24.50                    $ 75.31               $ 128.64               $ 273.95
-----------------------------------------------------------------------------------------------------------------------------
   Small Capitalization                   $ 25.02                    $ 76.88               $ 131.27               $ 279.19
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
   Equity-Income                          $ 21.77                    $ 67.09               $ 114.89               $ 246.26
-----------------------------------------------------------------------------------------------------------------------------
   Growth                                 $ 22.82                    $ 70.25               $ 120.20               $ 257.00
-----------------------------------------------------------------------------------------------------------------------------
   Money Market                           $ 18.83                    $ 58.18               $  99.91               $ 215.62
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   Asset Manager                          $ 22.40                    $ 68.99               $ 118.08               $ 252.72
-----------------------------------------------------------------------------------------------------------------------------
   Contrafund                             $ 23.03                    $ 70.89               $ 121.26               $ 259.13
-----------------------------------------------------------------------------------------------------------------------------
   Index 500                              $ 19.36                    $ 59.78               $ 102.60               $ 221.16
-----------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond                  $ 21.67                    $ 66.77               $ 114.36               $ 245.18
-----------------------------------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
   Managed                                $ 24.29                    $ 74.68               $ 127.59               $ 271.84
-----------------------------------------------------------------------------------------------------------------------------
   Small Cap                              $ 24.92                    $ 76.57               $ 130.74               $ 278.14
-----------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
   Royce Micro-Cap                        $ 29.85                    $ 91.30               $ 155.18               $ 326.17
-----------------------------------------------------------------------------------------------------------------------------
SAFECO RESOURCES SERIES
TRUST                                     $ 23.87                    $ 73.41               $ 125.48               $ 267.62
   SAFECO Equity
-----------------------------------------------------------------------------------------------------------------------------
   SAFECO Growth                          $ 24.08                    $ 74.04               $ 126.54               $ 269.74
-----------------------------------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
   SoGen Overseas Variable                $ 31.42                    $ 95.97               $ 162.87               $ 341.02
-----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES,  INC.
   Limited-Term Bond                      $ 23.03                    $ 70.89               $ 121.26               $ 259.13
-----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
SERIES,  INC.
   International Stock                    $ 26.70                    $ 81.91               $ 139.64               $ 295.78
-----------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE
INSURANCE TRUST
   Worldwide Hard Assets                  $ 27.85                    $ 85.36               $ 145.36               $ 307.03
-----------------------------------------------------------------------------------------------------------------------------



      The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also reflect the contract fee of $30 as if it were assessed on an average contract value of $30,000, which translates the contract fee into a 0.10% charge for the purposes of the examples based on a $1,000 investment.


THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL. IT DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THIS ASSUMED RATE.

CONDENSED FINANCIAL INFORMATION



      Condensed financial information for the variable accounts is included at the end of this prospectus.


                    ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT

================================================================================


IL ANNUITY AND INSURANCE COMPANY

      IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts on December 21, 1965 and incorporated on March 9, 1966. We changed our name to "IL Annuity and Insurance Company" on January 17, 1995.

      Effective October 31, 1994, we entered into an assumption reinsurance agreement with Sentry Life Insurance Company ("Sentry") whereby Sentry assumed all of our existing insurance in-force and related assets and liabilities.


      On November 1, 1994, we became a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc. ("Indianapolis Life Group"), which is a majority-owned subsidiary of Indianapolis Life Insurance Company. Indianapolis Life Insurance Company is a mutual life insurance company chartered under Indiana law in 1905 with assets as of December 31, 1998 which approximated $1.78 billion.



      At the end of 1997, American United Life Insurance Company ("AUL") and Indianapolis Life Insurance Company took preliminary steps toward an affiliation. At that time, AUL invested $8,910,000 in Indianapolis Life Group of Companies, Inc. ("IL Group") and on March 30, 1998 AUL invested an additional $18,090,000. On March 31, 1999, an Investment and Funding Agreement was executed between IL Group, AUL and Legacy Marketing Group ("LMG"). The Agreements provides for additional investments in IL Group, the purpose of which is to provide additional capital to IL Annuity. As a result of these investments and related transactions, as of March 31, 1999, Indianapolis Life Insurance Company retains ownership of 61.30% of the stock of IL Group, AUL owns 32.44% of the IL Group stock and LMG owns 6.26% of the IL Group stock. The Agreement to affiliate does contain provisions which would allow AUL to invest additional amounts in IL Group, and potentially to own up to 49.9% of the outstanding IL Group stock.


IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1

      We established the IL Annuity and Insurance Co. Separate Account I (the "Separate Account") as a separate account under Massachusetts insurance law on November 1, 1994. The separate account will receive and invest net premium payments made under the Contracts and under other variable annuity contracts we may issue in the future.


      Although the assets in the separate account are our property, the portion of the assets in the separate account equal to the reserves and other contract liabilities of the separate account are not chargeable with the liabilities arising out of any other business that we may conduct and that has no specific relation to or dependence upon the separate account. The assets of the separate account are available to cover our general liabilities only to the extent that the separate account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the separate account. We have the right to transfer to the general account any assets of the separate account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains or losses of any other separate account or of the Company.

      The separate account is divided into 18 variable accounts. Additional variable accounts may be available in the future. Each variable account invests exclusively in shares of a single corresponding portfolio. The income, gains and losses, whether or not realized, from the assets allocated to each variable account are credited to or charged against that variable account without regard to income, gains or losses from any other variable account.

      The separate account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the separate account, the funds or of us by the SEC. The separate account is also subject to the laws of the Commonwealth of Massachusetts which regulate the operations of insurance companies domiciled in Massachusetts.

                                 THE PORTFOLIOS

================================================================================


      Each variable account of the separate account invests exclusively in shares of a designated portfolio of a Fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each Fund currently available under the Contract is registered with the SEC under the 1940 as an open-end, management investment company.

      The assets of each portfolio of each Fund are separate from the assets of that Fund's other portfolios, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

      Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

      In addition, the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of other such portfolios. We make no assurance, and no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


      An investment in a variable account, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.



      We cannot guarantee that each Portfolio will always be available for its variable annuity contracts. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

      The investment objective of each portfolio is summarized below. WE GIVE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. You can find more detailed information, including a description of risks, fees and expenses of each portfolio in the prospectuses for the Funds which accompany this prospectus.

CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.



--------------------------------------------------------------------------------------------------------------------------------
  PORTFOLIO                                                                  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------------------------------
  THE ALGER AMERICAN                            seeks long-term capital appreciation. The portfolio focuses on mid-size
  MIDCAP GROWTH                                 companies with promising growth potential.  Under normal circumstances,
  PORTFOLIO                                     the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P(R) MidCap
                                                400 Index.
--------------------------------------------------------------------------------------------------------------------------------
  THE ALGER AMERICAN                            seeks long-term capital appreciation. The portfolio focuses on small, fast-
  SMALL CAPITALIZATION                          growing companies that offer innovative products, services or technologies
  PORTFOLIO                                     to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.
--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP                                  seeks reasonable income and will also consider the potential for capital
  EQUITY-INCOME PORTFOLIO                       appreciation.   The portfolio seeks a yield which exceeds the composite
                                                yield on the securities comprising the S&P 500 by investing primarily in income-producing equity securities.
--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP                                  seeks to achieve capital appreciation by investing in common stocks that
  GROWTH PORTFOLIO                              the adviser believes have above-average growth potential.
--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP                                  seeks to earn a high level of current income as is  consistent with the
  MONEY MARKET                                  preservation of capital and liquidity by investing in high-quality, short-
  PORTFOLIO                                     term money market securities of different types.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP II                               seeks to obtain a high total return with reduced risk over the long-term by
  ASSET MANAGER                                 allocating its assets among stocks, bonds and short-term instruments.
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP II                               seeks long-term capital appreciation by investing primarily in common
  CONTRAFUND PORTFOLIO                          stocks of companies whose value the adviser believes is not fully recognized by the public.
--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP II                               seeks to match the total return of the S&P 500. The adviser normally
  INDEX 500 PORTFOLIO                           invests at least 80% of the portfolio's assets in equity securities of companies that compose the S&P 500.
--------------------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP II                               seeks as high a level of current income as is consistent with the
  INVESTMENT GRADE BOND                         preservation of capital by investing in U.S. dollar-denominated investment
  PORTFOLIO                                     grade bonds.
--------------------------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION                              seeks growth of capital over time through investment in a portfolio
  MANAGED PORTFOLIO                             consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.
--------------------------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION                              seeks capital appreciation through investment in a diversified
  SMALL CAP PORTFOLIO                           portfolio of equity securities of companies with market capitalizations of under
                                                $1 billion.
--------------------------------------------------------------------------------------------------------------------------------
  ROYCE MICRO-CAP                               seeks long-term growth of capital.  The adviser invests the portfolio's
  PORTFOLIO                                     assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (stock market capitalization below $300 million).
--------------------------------------------------------------------------------------------------------------------------------
  SAFECO EQUITY                                 seeks long-term growth of capital and reasonable current income.  During
  PORTFOLIO                                     normal market conditions, the portfolio will invest primarily in equity securities (common stock and preferred stock), and may invest in securities convertible into common stock (including convertible corporate bonds and convertible preferred stock).  The portfolio typically invests in common stocks of large, established companies that are proven performers.
--------------------------------------------------------------------------------------------------------------------------------
  SAFECO GROWTH                                 seeks growth of capital and the increased income that ordinarily follows
  PORTFOLIO                                     from such growth. The Growth Portfolio invests most of its assets in common stock selected primarily for potential appreciation.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  SOGEN OVERSEAS                                seeks long-term growth of capital by investing primarily in securities of
  VARIABLE PORTFOLIO                            small and medium size non-U.S. companies. It particularly seeks companies that have growth potential, financial strength and stability, strong management and fundamental value. The Portfolio may invest in securities traded in mature markets
                                                (for example, Japan, Canada and the United Kingdom) and in emerging markets (Mexico and Indonesia, for example). The Portfolio may invest up to 20% of its total assets in debt securities, that may include lower-rated securities, commonly referred to as "junk bonds" and securities that are not rated. The greater risks involved in foreign investing and investing in junk bonds should be understood and carefully considered. See the Portfolio's Prospectus for a description of these risks.
--------------------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE                                 seeks a high level of income consistent with moderate fluctuation in
  LIMITED-TERM BOND                             principal value. The portfolio will invest at least 65% of total assets in
  PORTFOLIO                                     short- and intermediate-term, investment-grade debt securities.
--------------------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE                                 seeks long-term growth of capital through investments primarily in
  INTERNATIONAL STOCK                           common stocks of established, non-U.S. companies.
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
  VAN ECK                                       seeks long-term capital appreciation by investing globally, primarily in "Hard
  WORLDWIDE HARD ASSETS                         Asset Securities" of companies that are directly or indirectly engaged to a
  PORTFOLIO                                     significant extent in the exploration, development,production or distribution of one or more of the following:  (i) precious metals, (ii) natural resources,
                                                (iii) real estate, and (iv) commodities.
--------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISERS TO THE FUNDS

      THE ALGER AMERICAN FUND. Fred Alger Management, Inc. ("Alger Management") serves as investment adviser for the MidCap Growth and Small Capitalization Portfolios of The Alger American Fund. Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the portfolio's broker in effecting substantially all of the portfolio transactions on security exchanges.


      FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND FIDELITY VARIABLE INSURANCE PRODUCTS FUND II. The portfolios of the VIP Fund and the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). On behalf of VIP Money Market Portfolio, FMR has entered in a subadvisory agreement with Fidelity Investments Money Management, Inc. ("FIMM"), under which FIMM has primary responsibility for choosing investments for the fund. On behalf of VIP II Asset Manager Portfolio, FMR has entered into a sub-advisory agreement with FIMM, under which FIMM chooses certain types of investments for the portfolio. On behalf of VIP II Asset Manager Portfolio and VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far East) Inc. ("FMR Far East"), under which the sub-advisers may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services to the funds.

      OCC ACCUMULATION TRUST. The OCC Trust receives investment advice with respect to each of its portfolios from OpCap Advisors. OpCap Advisors is a subsidiary of Oppenheimer Capital which is an indirect wholly owned subsidiary of PIMCO Advisors L.P.


      ROYCE CAPITAL FUND. Royce & Associates, Inc. serves as the investment adviser to the portfolio.

      SAFECO RESOURCE SERIES TRUST. Each portfolio is managed by SAFECO Asset Management Company.

      SOGEN VARIABLE FUNDS, INC. Societe Generale Asset Management Corp., which is indirectly owned by Societe Generale, one of France's largest banks, serves as the portfolio's investment adviser.

      T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Associates, Inc. is responsible for the selection and management of the portfolio investments of T. Rowe Price Limited-Term Bond Portfolio and receives a single, all-inclusive fee based on the portfolio's average daily net assets to cover investment management and operating expenses.

      T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. ("Price-Fleming") is responsible for the selection and management of the portfolio's investments. Incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Fleming"), Price-Fleming receives a single, all-inclusive fee based on the portfolio's average daily net assets to cover investment management and operating expenses.

      VAN ECK WORLDWIDE INSURANCE TRUST. Van Eck Associates Corporation serves as investment adviser and manager to the Van Eck Worldwide Hard Assets Portfolio pursuant to an Advisory Agreement with the Van Eck Trust.

      We have entered into agreements with the investment adviser of several of the Funds pursuant to which each such investment adviser will pay us a servicing fee based upon an annual percentage of the average aggregate net assets we have invested on behalf of the separate account. These agreements reflect administrative services we have provided to the Funds. Payments of such amounts on behalf of the Funds will not increase the fees paid by the Funds or their shareholders.

AVAILABILITY OF THE FUNDS


      We cannot guarantee that each portfolio will always be available for investment through the Contracts.


      We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the separate account. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

      We also reserve the right in our sole discretion to establish additional variable accounts, or eliminate or combine one or more variable accounts, if marketing needs, tax considerations or investment conditions warrant. We will determine if new or substituted variable accounts will be available to existing contract owners. Subject to obtaining any approvals or consents required by law, the assets of one or more variable accounts may also be transferred to any other variable account if, in our sole discretion, marketing, tax, or investment conditions warrant. Additional information regarding termination of participation agreements, substitutions of investments and resolving conflicts among Funds may be found in the SAI.

                                THE PAY-IN PERIOD

================================================================================


      The pay-in period begins when your first premium payment is made and continues until you begin to receive annuity payments during the payout period. The pay-in period will also end if you fully withdraw all of your contract value before the payout period.

PURCHASING A CONTRACT

      You may purchase a Contract with a premium payment of $1,000 or more. The maximum first premium payment is $250,000.


      To purchase a Contract, you must make an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc. or of a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the tax code. We will not issue you a Contract if you are older than age 85 on the date of issue.


PREMIUM PAYMENTS

      Premium payments must be at least $1,000. You may make premium payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all contract value; or (c) the date you reach age 85 (age 70 1/2 for Qualified Contracts other than Roth IRAs).

      In any one contract year, we will not accept premium payments that total more than two times your first premium payment. We will not accept total premium payments in excess of $250,000. However, we reserve the right to waive these limitations.


      Under the Automatic Premium Payment Plan, you may select an annual, semi-annual, quarterly or monthly payment schedule under which we will automatically deduct premium payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000 per month.


CANCELLATION -- THE 10 DAY FREE-LOOK PERIOD

      You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a written request for cancellation and the returned Contract to the Service Center before the end of the free-look period.

      The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of:

      - the difference between the premium payments you paid and the amounts you allocated to the variable accounts and the fixed account under the Contract; AND

      - the contract value as of the date we receive the Contract and the written request for cancellation at the Service Center.

      You bear the investment risk for premium payments allocated to the variable accounts during the free- look period.

      A few states require us to return premium payments upon cancellation. If state law requires that premium payments be returned, the amount of the refund will be the greater of:

      -     the premium payments you paid under the Contract; and

      - the contract value (without the deduction of a withdrawal charge) on the date we receive the Contract and the written request for cancellation at our Service Center, plus any premium taxes we deducted.

      In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date on which we credit the initial premium payment to your Contract. At the end of that period, we will direct the amount in the Money Market variable account to the variable accounts you selected on your application based on the allocation percentages you specified.

DESIGNATING YOUR INVESTMENT OPTIONS

      When you fill out your application, you will give us instructions on how to allocate your first net premium payment among the eighteen variable accounts and the fixed account. The amount you direct to a particular variable account and/or to the fixed account must equal at least 1% of the premium payment.

      Once we receive your premium payment and your completed application at the Service Center, we will issue your Contract and direct your first net premium payment within two (2) business days to the variable accounts and/or the fixed account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The 10-Day Free Look Period."


      If you did not give us all the information we need, we will contact you. If we cannot complete the application within 5 business days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first net premium payment to the variable accounts and/or the fixed account according to your instructions within 2 business days.

      We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them. Our business day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them the next business day. We will direct your premium payment to the variable accounts and/or the fixed account according to your written instructions in effect at the time we receive it. However, you may direct individual premium payments to a specific variable account and/or to the fixed account without changing your instructions. You may change your instructions directing your investments at any time by sending us a written request or by telephone authorization. Changing your instructions will not change the way existing contract value is apportioned among the variable accounts or the fixed account.


      THE CONTRACT VALUE YOU DIRECTED TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

                               YOUR CONTRACT VALUE

================================================================================

SEPARATE ACCOUNT VALUE


      Your separate account value will reflect the investment experience of the selected variable accounts, any net premium payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum separate account value. A Contract's separate account value depends upon a number of variables, therefore it cannot be predetermined.



      CALCULATING SEPARATE ACCOUNT VALUE



      Your separate account value is determined at the end of each business day. The value will be the total of your Contract's value in each of the variable accounts, we determine your Contract's value in each variable account by multiplying that variable account's unit value for the relevant valuation period by the number of accumulation units of that variable account allocated to the Contract.



      NUMBER OF ACCUMULATION UNITS



      Any amounts you allocate or transfer to the variable accounts will be converted into variable account accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was allocated or transferred. The number of accumulation units in any variable account will be increased at the end of the business day by any net premium payments allocated to the variable account during the current business day and by any amounts transferred to the variable account from another variable account or from the fixed account during the current business day.

      Any amounts transferred, surrendered or deducted from a variable account will be processed by canceling or liquidating accumulation units. The number of accumulation units to be canceled is determined by dividing the dollar amount being removed from a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was removed. The number of accumulation units in any variable account will be decreased at the end of the business day by:



            - any amounts transferred (including any applicable transfer fee) from that variable account to another variable account or to the fixed account;



            -     any amounts withdrawn or surrendered on that business day;



            - any withdrawal charge or premium tax assessed upon a partial withdrawal or surrender; and



            -     the quarterly contract fee, if assessed on that business day.


      ACCUMULATION UNIT VALUE


      The accumulation unit value for each variable account's first business day was set at $10. The accumulation unit value for a variable account is calculated for each subsequent business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined.


      The formula for computing the Net Investment Factor is in the SAI.

                      TRANSFERS BETWEEN INVESTMENT OPTIONS

================================================================================


GENERAL

      Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of the amount in a variable account or the fixed account to another variable account or the fixed account.

      If you transfer money out of an Eligible Variable Account, you will reduce the value of Living Benefit guarantee. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A TRANSFER IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.

      Transfers to the fixed account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. We measure a contract year from the anniversary of the day we issued your Contract. We do not charge a Transfer Fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

      Transfers will be made as of the business day on which we receive your written request or telephone authorization to transfer, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the transfer as of the next business day. There currently is no limit on the number of transfers that you can make before the Annuity Start Date among or between variable accounts or to the fixed account.

TELEPHONE TRANSFERS

      We will make a transfer based upon instructions you give us over the telephone, provided we have on file a currently valid telephone transfer authorization that you have signed. If you have not completed such an authorization on your application, you must send a telephone transfer authorization form to our Service Center. Your authorization is valid until you revoke it in writing or until the Service Center receives a subsequently dated form that you have signed. You may use your telephone to authorize a transfer from one variable account or the fixed account to another variable account or the fixed account, to change the allocation instructions for future investments, to change Dollar-Cost Averaging, interest sweep and Automatic Account Balancing options and/or to request a partial withdrawal.

      We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures.

      The procedures that we may follow for telephone transfers include:

      - providing you with a written confirmation of all transfers made according to telephone instructions,

      - requiring a form of personal identification prior to acting on instructions received by telephone, and

      -     tape recording instructions received by telephone.

      We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, we reserve the right not to honor transfers requested by a third party holding a power of attorney from you where that third party requests simultaneous transfers on your behalf of two or more Contracts.

TRANSFER FEE


      We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per contract year. See Fees and Charges.


DOLLAR-COST AVERAGING

      The Dollar-Cost Averaging program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more variable accounts or the fixed account to any other variable accounts. The fixed dollar amount will purchase more accumulation units of a variable account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

      You may elect to participate in the Dollar-Cost Averaging Program when you complete your application, or at any other time before the Annuity Start Date, by sending us a written request. To use the Dollar-Cost Averaging Program, you must transfer at least $100 to each variable account. Once you elect the program, it remains in effect for the life of the Contract until the value of the variable account from which transfers are being made is depleted, and/or the value of the fixed account is expended, or until you cancel the program by written request or by telephone request if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.

      Dollar-Cost Averaging from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

INTEREST SWEEP

      Before the Annuity Start Date, you may elect to have any interest credited to the fixed account automatically transferred on a quarterly basis to one or more variable accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the fixed account due to an interest sweep transfer are counted toward the 20% of fixed account value that may be transferred out of the fixed account during any contract year.

AUTOMATIC ACCOUNT BALANCING SERVICE

      Once your money has been allocated among the variable accounts, the performance of each variable account may cause your allocation to shift. You may instruct us to automatically rebalance your variable account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing when you complete your application or at any other time before the Annuity Start Date by sending us a written request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a written request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an account balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing at any time and for any reason.

      Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.


                              ACCESS TO YOUR MONEY


================================================================================

FULL WITHDRAWALS

      At any time before the Annuity Start Date, you may withdraw fully from the Contract for its surrender value.

      The surrender value is equal to :

            -     the contract value; MINUS

            -     any applicable withdrawal charges; MINUS

            -     any premium taxes not previously deducted; and MINUS

            -     the contract fee unless waived.

      For Qualified Contracts, any outstanding loan balance is also deducted.


      The surrender value will be determined as of the business day on which we receive your written request for a full withdrawal, plus your Contract, at our Service Center. The surrender value will be paid in a lump sum unless you request payment under a payout plan. A full withdrawal may have adverse federal income tax consequences, including a penalty tax.


PARTIAL WITHDRAWALS

      At any time before the Annuity Start Date, you may send a written request to us to withdraw part of your contract value. You must withdraw at least $250.

      We will withdraw the amount you request from the contract value as of the business day on which we receive your written request for the partial withdrawal. We will then reduce the amount remaining in the Contract by any applicable withdrawal charge. Your contract value after a partial withdrawal must be at least $1,000. If your contract value after a partial withdrawal is less than $1,000, we reserve the right to pay you the surrender value in a lump sum.

      You may specify how much you wish to withdraw from each variable account and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the variable accounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those variable accounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each variable account and the fixed account has to the entire contract value before the partial withdrawal.

      If you withdraw money from an Eligible Variable Account, you will reduce the value of the Eligible Premium Payment on which your Living Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A WITHDRAWAL IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.

      INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

      The Systematic Withdrawal Program provides an automatic monthly or quarterly payment to you, the owner, from the amounts you have accumulated in the variable accounts and/or the fixed account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year under all circumstances (Dollar-Cost Averaging, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. To use the program, you must maintain a $1,000 balance in your Contract.

You may elect to participate in the Systematic Withdrawal Program at any time before the Annuity Start Date by sending a written request to our Service Center. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a written request or by calling us by telephone if we have your telephone authorization on file.

      We will assess a withdrawal charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal Program qualifies as a free withdrawal amount or unless withdrawal charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal Program are permitted a free withdrawal amount during the first contract year. We do not deduct any other charges for this program.

      All systematic withdrawals will be paid to you on the same day each month, provided that day is a business day. If it is not, then payment will be made on the next business day. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. We reserve the right to discontinue offering the Systematic Withdrawal Program at any time and for any reason.

      Systematic withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

FULL AND PARTIAL WITHDRAWAL RESTRICTIONS

      Your right to make full and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS

      There are certain restrictions on full and partial withdrawals from Contracts used as funding vehicles for tax code section 403(b) retirement programs. section 403(b)(11) of the tax code restricts the distribution under
Section 403(b) annuity contracts of: elective contributions made in years beginning after December 31, 1988, earnings on those contributions, and earnings in such years on amounts held as of the last year beginning before January 1, 1989.

      Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

                                 CONTRACT LOANS

================================================================================


      If your Contract is issued to you in connection with retirement programs meeting the requirements of section 403(b) of the tax code, other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974, you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the tax code. You should, therefore, consult your tax and retirement plan advisers before taking a contract loan.

      At any time prior to the year you reach age 70 1/2, you may borrow the lesser of:

            -     the maximum loan amount permitted under the tax code; or

            - 90% of the surrender value of your Contract less any existing loan amount, determined as of the date of the loan.

      Loans in excess of the maximum amount permitted under the Code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving your written application. You must obtain the written consent of all assignees and irrevocable beneficiaries before we will give a loan.

      When a loan is made, we will transfer an amount equal to the amount borrowed from separate account value or fixed account value to the loan account. The loan account is part of our general account, and contract value in the loan account does not participate in the investment experience of any variable account or fixed account. You must indicate in the loan application from which variable accounts or fixed account, and in what amounts, contract value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made pro-rata on a last-in, first-out ("LIFO") basis from all variable accounts having separate account value and from the fixed account. Loans may be repaid by you at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the loan account to the variable account(s) or fixed account as designated by you or according to your current premium payment allocation instructions.

      We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the contract value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the contract value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the fixed account. If not repaid, loans will automatically reduce the amount of any death benefit, the amount payable upon a partial or full withdrawal of contract value and the amount applied on the Annuity Start Date to provide annuity payments.

      If at any time, the loan amount of a Contract exceeds the surrender value, the Contract will be in default. In this event, we will send you a written notice of default stating the amount of loan repayment needed to reinstate the Contract, and you will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value. In addition, in order to comply with the requirements of the tax code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax. Additionally, the treatment of the Contract under section 403(b) of the tax code may be adversely affected.

      Any loan amount outstanding at the time of your death or the death of the annuitant is deducted from any death benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the contract value because the investment experience of the separate account and the interest rates applicable to the fixed account do not apply to the portion of contract value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

                                 DEATH BENEFITS

================================================================================


DEATH BENEFITS BEFORE THE ANNUITY START DATE

      DEATH BENEFIT

      If the annuitant dies before the Annuity Start Date, the beneficiary will receive a death benefit. If you do not choose the enhanced death benefit option, the death benefit will be equal to the greater of:

      - the sum of all premium payments made under the Contract, LESS partial withdrawals, as of the date we receive due proof of the deceased's death and payment instructions; or

      - the contract value as of the date we receive due proof of the deceased's death and payment instructions.


      In determining the death benefit, we will also subtract any applicable premium taxes not previously deducted.


      ENHANCED DEATH BENEFIT


      To receive the enhanced death benefit, you must select it when you purchase your Contract. If you elect the three year stepped-up enhanced death benefit option at the time of purchase, the minimum enhanced death benefit will be reset every third year on the Death Benefit Anniversary if the contract value on such Death Benefit Anniversary is greater than the contract value on the previous Death Benefit Anniversary. The enhanced death benefit will equal the greater of:


      - the contract value as of the date we receive due proof of the deceased's death and payment instructions; or

      - the highest contract value as of any Death Benefit Anniversary preceding the date the enhanced death benefit is determined, plus any premium payments, and minus any withdrawals and charges, incurred between such Death Benefit Anniversary and the date the enhanced death benefit is determined.

      This value is initially set on the first Death Benefit Anniversary and equals the greater of: (a) the sum of premium payments, MINUS partial withdrawals; or (b) contract value, on that date. This value will be reset on every future Death Benefit Anniversary (that is, every third contract anniversary) to equal contract value on that date only if contract value on that Death Benefit Anniversary is greater than the enhanced death benefit value on any previous Death Benefit Anniversary. Once reset, this value will never decrease unless partial withdrawals are made.

      In determining the enhanced death benefit, we will also subtract any applicable premium taxes not previously deducted.

      AGE LIMITATION UNDER EITHER DEATH BENEFIT OPTION

      If the annuitant dies at or after age 75 (or 10 years after the date of issue, whichever is later) but before the Annuity Start Date, the death benefit will equal contract value, LESS any applicable premium taxes not yet deducted, as of the date we receive due proof of death and payment instructions.

LOANS

      If the Contract is a Qualified Contract, we will also deduct any outstanding loan amount on the date the death benefit is paid from the death benefit.

DISTRIBUTION UPON THE OWNER'S DEATH

      If you own the Contract with another person, and one of you dies before the Annuity Start Date, the survivor becomes the sole beneficiary regardless of your designation. If there is no surviving owner, your named beneficiary will become the beneficiary upon your death. (You may name primary and contingent beneficiaries.) If you have named two or more primary beneficiaries, they will share equally in the death benefit (described below) unless you have specified otherwise. If there are no living primary beneficiaries at the time of your death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased you, we will pay the death benefit to your estate. If you or a joint owner who is the annuitant dies before the Annuity Start Date, then the provisions relating to the death of an annuitant (described below) will apply.

      If you are not the annuitant and you die before the annuitant and before the Annuity Start Date, then the following options are available to your beneficiary:

      - If the beneficiary is the spouse of the deceased owner, the spouse may continue the Contract as the new owner;

      -     If the beneficiary is not the spouse of the deceased owner;

      - the beneficiary may elect to receive the contract value, LESS any premium taxes not yet deducted, in a single sum within 5 years of the deceased owner's death; or

      - such beneficiary may elect to receive the contract value paid out under one of the approved payout plans, provided that distributions begin within one year of the deceased owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the beneficiary.

      If the beneficiary does not elect one of the above options, we will pay the contract value, LESS any premium taxes not yet deducted, within five years from the date of the deceased owner's death.

      Under any of the distribution options in this section, "Distribution Upon the Owner's Death," the beneficiary may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the contract value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first joint owner.

DISTRIBUTION UPON THE DEATH OF THE ANNUITANT

      If the annuitant (including an owner who is the annuitant) dies before the Annuity Start Date, we will pay the death benefit, described above in "Death Benefits Before the Annuity Start Date", in a lump sum to your named beneficiaries within five years after the date of the annuitant's death. If you have named two or more primary beneficiaries, they will share equally in the death benefit unless you have specified otherwise. If there are no living primary beneficiaries at the time of the annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased the annuitant, we will pay the death benefit to you, if living, or the annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date we receive due proof of the annuitant's death, to apply the death benefit to a payout plan.

      If you are also the annuitant and you die, the provisions described immediately above apply, except that the beneficiary may only apply the death benefit payment to a payout plan if:

      - payments under the option begin within one (1) year of the annuitant's death; and

      - payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.

DEATH OF PAYEE AFTER THE ANNUITY START DATE


      If the payee dies after the Annuity Start Date, any joint payee becomes the sole payee. If there is no joint payee, the successor payee becomes the sole payee. If there is no successor payee, the remaining benefits are paid to the estate of the last surviving payee. The death of the payee after the Annuity Start Date will have the effect stated in the payout plan pursuant to which annuity payments are being made. If any owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the owner's death.


                               THE LIVING BENEFIT

================================================================================


      If you elect the Living Benefit option at the time of application and if you do not choose to receive annuity payments until you have owned the Contract for at least 10 years, we will calculate the Living Benefit for each Eligible Variable Account on the Living Benefit Date. The Living Benefit will be credited to an Eligible Variable Account if the value of the Eligible Variable Account on the Living Benefit Date is less than the current value of the Eligible Premium Payment for that Eligible Variable Account.



      We do not assess a charge for the Living Benefit.


      An Eligible Premium Payment is that portion of your first premium payment that you allocated to a particular Eligible Variable Account on the date of issue. It will be reduced by a percentage of all withdrawals and transfers you make out of that Eligible Variable Account.

      The Living Benefit that we will credit to a particular Eligible Variable Account on the Living Benefit Date is:

      - the value of the Eligible Premium Payment on the date of issue for that particular Eligible Variable Account; MINUS

      - a percentage of all withdrawals and transfers from that Eligible Variable Account; MINUS

      -     the value of that Eligible Variable Account on the Living Benefit
            Date.

      The Living Benefit Date is 10 years after the date of issue.

      If the Contract is owned by persons who are spouses at the time one joint owner dies, the Living Benefit Date will remain the same date. If the Contract is owned by joint owners who are not spouses and one of the joint owners dies before the Living Benefit Date, the original Living Benefit Date remains in effect provided no distributions have occurred as a result of the owner's death. Currently, all variable accounts are Eligible Variable Accounts.

      You will not receive the Living Benefit if you choose an Annuity Start Date that is earlier than the Living Benefit Date.

      A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE VALUE OF ELIGIBLE PREMIUM PAYMENT FOR THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3 AND 4 BELOW ILLUSTRATE HOW THIS FEATURE OF THE LIVING BENEFIT WORKS.


      For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of premium payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar-Cost Averaging or Automatic Account Balancing. Withdrawals out of an Eligible Variable Account include withdrawals resulting from the systematic withdrawal payments.


      The following examples illustrate how the Living Benefit works:

EXAMPLE #1:

      Suppose you buy a Contract with a single premium payment of $50,000 and immediately allocate the $50,000 to an Eligible Variable Account. You do not withdraw or transfer any amounts from the Eligible Variable Account. As of the Living Benefit Date (which is ten years later), $50,000 is the current value of the Eligible Premium Payment on the Living Benefit Date.

      We will calculate the Living Benefit for the Eligible Variable Account by comparing the current value of the Eligible Premium Payment in the Eligible Variable Account on the Living Benefit Date ($50,000) to the value of the Eligible Variable Account on the Living Benefit Date. In this example, if the value of the Eligible Variable Account is less than $50,000 (the current value of the Eligible Premium Payment) on the Living Benefit Date, we will automatically credit the difference to contract value.

EXAMPLE #2:

      Assume the same facts as in Example #1, except that you specify an Annuity Start Date of the sixth contract anniversary and begin to receive payments under one of the payout options available under the

Contract. On the Living Benefit Date, we will not calculate the Living Benefit and will not credit a Living Benefit to contract value. By selecting an Annuity Start Date (the 6th contract anniversary) that is earlier than the Living Benefit Date (10 years from the date of issue), you forfeited all eligibility for the Living Benefit.

EXAMPLE #3:

      Assume the same facts as in Example #1, except that you transfer $40,000 from the Eligible Variable Account in the eighth contract year. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/$100,000 = .40). No additional transfers or withdrawals are made prior to the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment ($50,000) is reduced by 40% to take into account the transfer in the eighth contract year ($50,000 X .40 = $20,000), leaving $30,000 ($50,000 -- $20,000 = $30,000). If on the Living Benefit Date the value of the Eligible Variable Account is less than $30,000, we will automatically credit the difference to contract value.

EXAMPLE #4:

      Assume the same facts as in Example #1, except that in the fourth contract year you deposit (or transfer) an additional $50,000 premium payment into the Eligible Variable Account. In the eighth contract year when the value of the Eligible Variable Account is $150,000, the Owner withdraws $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/$150,000 = .26667). No additional transfers or withdrawals are made before the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment is $50,000. (The second Premium Payment of $50,000 does not qualify as an Eligible Premium Payment because it was made after the date of issue.) This Eligible Premium Payment is then reduced by 26.667% to take into account the transfer in the eighth contract year ($50,000 X .26667 = $13,333.33), leaving $36,666.67 ($50,000 -- $13,333.33 = $36,666.67). If on the
Living Benefit Date the value of the Eligible Variable Account is less than $36,666.67, we will automatically credit the difference to your contract value.

EXAMPLE #5:

      Spousal Joint Owners: If the Contract is owned by joint owners who are spouses at the time one of the joint owners dies, the surviving spouse may continue the Contract. The Living Benefit Date will remain unchanged as 10 years from the date of issue. On that date, we will calculate the Living Benefit for each Eligible Variable Account with value.

EXAMPLE #6:

      If the Contract is owned by joint owners who are not spouses and one of the joint owners dies, the Living Benefit will be calculated on the original Living Benefit Date, provided the survivor has not received any distributions as a result of the owner's death.


                                   *    *    *

      We will continue to pay a Living Benefit on an Eligible Premium Payment allocated to an Eligible Variable Account if:

      - the portfolio underlying an Eligible Variable Account changes its investment objective;

      - we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account; or

      - shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the separate account and were forced to redeem all shares of the portfolio held by the Eligible Variable Account.


                                FEES AND CHARGES


================================================================================



WITHDRAWAL CHARGE

      GENERAL

      We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct any applicable withdrawal charge if you fully or partially withdraw contract value before the Annuity Start Date. We do not assess a withdrawal charge on withdrawals made in the event the Contract terminates due to your death or the death of the annuitant, or if you decide to begin to receive annuity payments and you choose an annuity payout plan with a life contingency or an annuity payout plan with a period certain of at least 10 years.

      The amount of the withdrawal charge you may incur depends on the withdrawal charge option you choose at the time you purchase your Contract. ONCE YOU CHOOSE YOUR WITHDRAWAL CHARGE OPTION, YOU CANNOT CHANGE IT.

      If your initial premium payment is $100,000 or more, you may choose one of two free withdrawal options at the time you complete your application.

      WITHDRAWAL CHARGE OPTIONS

      When you purchase your Contract, you must choose between two withdrawal charge options:

      1. The DATE OF ISSUE WITHDRAWAL CHARGE OPTION: This option is designed for the owner who wishes to make additional premium payments periodically over the life of the Contract. The charge expires after the ninth contract year, benefiting those owners who intend to continue to make premium payments after the ninth contract year.

      2. The PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION is more suitable for the owner who currently intends to make only a single premium payment or several premium payments close in time to the date the Contract is issued. This withdrawal charge option is not designed for the owner who intends to make additional premium payments over an extended period of time because each time you make another premium payment, the seven-year period for paying the withdrawal charge begins again with respect to that payment.

      The withdrawal charge is separately calculated for each withdrawal you make. For purposes of calculating the withdrawal charge, the money that has been held the longest in the Contract will be deemed to be the first money withdrawn. This is called the "first in, first out" method of accounting or "FIFO." In addition, amounts subject to the withdrawal charge will be deemed to be first from premium payments, and then from earnings. This means that we will not deduct a withdrawal charge on withdrawals of that portion of your contract value that exceeds the sum total of your premium payments.

      IF YOU CHOOSE THE DATE OF ISSUE WITHDRAWAL CHARGE OPTION: Prior to the annuity start date, we will impose a withdrawal charge on all partial or full withdrawals of premium payments that you make during the first nine contract years if the amount of the withdrawal exceeds the free withdrawal amount. The withdrawal charge is calculated as a percentage of the amount you withdraw based on the number of years between the date we receive your written request for withdrawal and the date of issue. The rate of the withdrawal charge is listed in the table below. Under this option, no withdrawal charge is deducted from full or partial withdrawals that you make in contract years ten and later.

       ---------------------------------------
                                   Charge as
                                   Percentage
        CONTRACT                   of Premium
          YEAR                      Payments
       ---------------------------------------
          1-6                         7.0%
       ---------------------------------------
           7                          6.0
       ---------------------------------------
           8                          4.0
       ---------------------------------------
           9                          2.0
       ---------------------------------------
          10+                          0
       ---------------------------------------

      IF YOU CHOOSE THE DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION: Prior to the annuity start date, we will calculate the withdrawal charge by determining the length of time between the date we receive your written request for a withdrawal and the date you made the premium payment being withdrawn. We will deduct a withdrawal charge if you withdraw a premium payment that we have held for less than seven premium payment years if it is greater than the free withdrawal amount.

          ------------------------------------------------
                                               Charge as
                                               Percentage
           PREMIUM PAYMENT                     of Premium
                YEAR                            Payments
          ------------------------------------------------
                 1                                7.0%
          ------------------------------------------------
                 2                                6.0
          ------------------------------------------------
                 3                                5.0
          ------------------------------------------------
                 4                                4.0
          ------------------------------------------------
                 5                                3.0
          ------------------------------------------------
                 6                                2.0
          ------------------------------------------------
                 7                                1.0
          ------------------------------------------------
                8+                                 0
          ------------------------------------------------

      Any applicable withdrawal charge is deducted pro-rata from the remaining value in the variable accounts or fixed account from which the withdrawal is being made. If such remaining separate account value or fixed account value is insufficient for this purpose, the withdrawal charge is deducted pro-rata from all variable accounts and the fixed account in which the Contract is invested based on the remaining contract value in each variable account and the fixed account.

      FREE WITHDRAWAL AMOUNT

      In any contract year after the first, you may withdraw a portion of your contract value without incurring a withdrawal charge. This amount is called the free withdrawal amount. Withdrawals under the Systematic Withdrawal Program are also permitted a free withdrawal amount, as determined below, during the first contract year. If your initial premium payment is less than $100,000, the free withdrawal amount is 10% of contract value each year, as determined at the beginning of the contract year. If you do not withdraw the full 10% in any contract year after the first, the remaining amount does not roll over to the next contract year.

      If your initial premium payment is $100,000 or more, the free withdrawal amount depends on the free withdrawal option you choose at the time you purchase your Contract. Once you choose an option, you cannot change it.

      IF YOU CHOOSE THE CUMULATIVE 10% OPTION: After the first contract year, you may withdraw up to 10% of your contract value as of the beginning of each contract year and we will not charge you a withdrawal charge on that amount. If you do not withdraw the full 10% in any one contract year, the remaining percentage may be rolled over to the next contract year, up to a maximum of 50% of contract value after 5 years measured as of the beginning of each contract year.

      IF YOU CHOOSE THE EARNINGS OPTION: After the first contract year, you may withdraw part or all of your earnings under the Contract at any time without incurring a withdrawal charge. Earnings are equal to your contract value minus premium payments, transfers and partial withdrawals.

      Amounts withdrawn in excess of the free withdrawal amount will be assessed a withdrawal charge, depending on the withdrawal charge option you choose. Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2. They also may be subject to federal income tax.

      WAIVER OF WITHDRAWAL CHARGE

      If state law permits, we will waive the withdrawal charge if the annuitant or the annuitant's spouse is confined for a specified period to a hospital or a long term care facility. If the annuitant becomes terminally ill before the Annuity Start Date and if permitted by state law, we will waive the withdrawal charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the accounts after the withdrawal. We must receive your written request to waive the charge before the Annuity Start Date. These waivers are described in more detail in the Contract.

      Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the withdrawal charge on one withdrawal of up to 20% of contract value in each contract year before the Annuity Start Date while the annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the free withdrawal amount, is 20% of contract value per contract year. Before the withdrawal, we must receive at our home office written proof of enrollment to our satisfaction within one (1) year of the date of enrollment.

      EMPLOYEE AND AGENT PURCHASES

      If state law permits, we will waive the withdrawal charge on any full or partial withdrawals from Contracts sold to agents or employees of Indianapolis Life Insurance Company (or its affiliates and subsidiaries).

CONTRACT FEE

      At the end of each Contract quarter (or on the date of full withdrawal of contract value) before the Annuity Start Date, we will deduct from the contract value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each variable account and the fixed account based on the proportion that the value in each such variable account and the fixed account bears to the total contract value.

      We will not charge the contract fee after an annuity payout plan has begun. Deduction of the contract fee is currently waived for all Qualified Contracts. We also currently waive deduction of the contract fee for Non-Qualified Contracts whose cumulative premium payments on the date the contract fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.

ASSET-BASED ADMINISTRATIVE CHARGE

      We deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. We deduct the charge from your assets of the separate account at an annual rate of 0.15%. We will continue to assess this charge after annuitization if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract.

MORTALITY AND EXPENSE RISK CHARGE

      As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your assets of the separate account. The charge is at a daily rate of 0.003404%. On an annual basis this rate is 1.25%. We continue to assess this charge if annuity payments are made on a variable basis either before or after the Annuity Start Date.

      The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

TRANSFER FEE

      A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a contract year. Each written request would be considered to be one transfer, regardless of the number of variable accounts affected by the transfer. We deduct the transfer fee from the variable account from which the transfer is made. If a transfer is made from more than one variable account at the same time, the transfer fee would be deducted pro-rata from the remaining separate account value in such variable account(s). We may waive the transfer fee.

PORTFOLIO FEES AND CHARGES

      Each portfolio deducts investment charges from the amounts you have invested in the portfolios. These charges range from 0.30% to 1.50%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

PREMIUM TAXES

      Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If necessary, we will deduct the cost of such taxes from the value of your Contract either:

      -     from premium payments as we receive them,

      -     from contract value upon partial or full withdrawal,

      -     when annuity payments begin, or

      -     upon payment of a death benefit.

We may deduct premium taxes at the time we pay such taxes.


OTHER TAXES

      Currently, no charge is made against the separate account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the separate account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

                                THE PAYOUT PERIOD

================================================================================

      When the payout period begins you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The payout period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis, or a combination of both. If you choose to have your payout option on a variable basis, you may keep the same variable accounts to which your premium payments were allocated during the pay-in period, or transfer to different variable accounts.

THE ANNUITY START DATE

      If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments. If you do not specify a date, the Annuity Start Date is the later of the annuitant's age 70 or 10 years after the date of issue. For Qualified Contracts purchased in connection with qualified plans under tax code sections 401(a), 401(k), 403(b) and 457, the tax code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which you (a) reach age 70 1/2 or (b) retire and the payment must be made in a specified form or manner. If you are a "5 percent owner" (as defined in the Code), or in the case of an IRA that satisfies tax code section 408, the Annuity Start Date must be no later than the date described in (a). Roth IRAs under 408A of the tax code do not require distributions at any time prior to your death.

      If you choose the Living Benefit option at the time you purchase the Contract and you select an Annuity Start Date that is earlier than the Living Benefit Date (i.e., 10 years after the date of issue), you will lose your eligibility for the Living Benefit.

      We will start annuity payments to the annuitant on the Annuity Start Date shown in your Contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your written request at the Service Center at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a contract anniversary. If you decide to annuitize after you surrender your Contract, the Annuity Start Date will be the date of the full withdrawal.

ANNUITY PAYOUT OPTIONS

      The payout option you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the annuitant is living by sending us a written request signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other plan being offered by us as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments or a combination of both.

      You may select to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. The first payment under any payout plan will be made on the fifteenth day of the month immediately following the Annuity Start Date. Subsequent payments shall be made on the fifteenth of the month.

      If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted contract value under Option 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted contract value will be allocated to a fixed and variable payout in the same proportion that your interest in the fixed and variable accounts bears to the total contract value on the Annuity Start Date.

      Anytime before the Annuity Start Date, you may have the entire surrender value paid to you as an annuity under one of the payout plans. A beneficiary may have the death benefit paid as an annuity under one of the payout plans.

      We reserve the right to pay you the adjusted contract value in a lump sum and not as an annuity if your adjusted contract value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.

DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

      On the Annuity Start Date, we will use the adjusted contract value to calculate your annuity payments under the payout plan you select, unless you choose to receive the surrender value in a lump sum. In certain states, we must use the surrender value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted contract value.

      The adjusted contract value is:

      -     the contract value on the Annuity Start Date; MINUS

      -     the quarterly contract fee; MINUS

      -     any applicable premium taxes not yet deducted; and

      - for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable withdrawal charge.

      For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the tax code.

      We do not assess a withdrawal charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.

FIXED ANNUITY PAYMENTS

      Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

      The amount of each payment depends on:


            -     the form and duration of the payout plan you choose;

            -     the age of the annuitant;

            -     the sex of the annuitant (if applicable);

            -     the amount of your adjusted contract value; and

            -     the applicable annuity purchase rates in the Contract.


      The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS

      Variable annuity payout plans provide the annuitant with periodic payments that increase or decrease with the annuity unit values of the variable accounts in which you are invested. Your contract contains annuity tables which demonstrate how the initial annuity payment rate is derived. This rate is different for each payout plan, and varies by age and sex of the annuitant.

      The Contract permits you to choose an assumed interest rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance of the variable accounts you invest in is greater than this assumed interest rate, your payments will increase. If the performance falls below this assumed interest rate, your payments will decline. Therefore, if you choose a 5.0% assumed interest rate, you assume more risk that your annuity payment may decline than if you choose a 3.0% assumed interest rate. The selected portfolio's performance must grow at a rate at least equal to the assumed interest rate (plus the mortality and expense risk charge and the administrative expense charge) in order to avoid a decrease in variable annuity payments. This means that each month a portfolio's annualized investment return must be at least 4.4%,

5.4% or 6.5% in order for payments with a 3.0%, 4.0% or 5.0% assumed interest rate to remain level. For further details on variable annuity payments, see the SAI.

ANNUITY UNIT VALUE

      On the Annuity Start Date, we will use your adjusted contract value to purchase annuity units at that day's annuity unit value for each variable account in which you have value. The number of annuity units we credit will remain fixed unless you transfer units among variable accounts. The value of each annuity unit will vary each business day to reflect the investment experience of the underlying portfolio, reduced by the mortality and expense risk charge and the administrative expense charge, and adjusted by an interest factor to neutralize the assumed interest rate.

TRANSFERS

      After the Annuity Start Date, an annuitant may change the variable account(s) in which the annuity payout plan is invested once per contract year by sending us a written request. No charge is assessed for this transfer. We will make the transfer by exchanging annuity units of one variable account for another variable account on an equivalent dollar value basis. See the SAI for examples of annuity unit value calculations and variable annuity payment calculations.

DESCRIPTION OF ANNUITY PAYOUT OPTIONS

OPTION 1 -- INSTALLMENT INCOME FOR A FIXED PERIOD. Under this option, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of contract value will not be less than those shown in the Fixed Period Table in section 13 of the Contract. In the event of the payee's death, a successor payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

OPTION 2 -- INSTALLMENT INCOME IN A FIXED AMOUNT. Under this option, we will make equal monthly payments of $5.00 or more for each $1,000 of contract value used to purchase the option until the full amount is paid out. In the event of the payee's death, a successor payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

OPTION 3 -- ONE LIFE INCOME. Under this option, we will make an annuity payment each month so long as the payee is alive,* or for a guaranteed 10 or 20 year period. If when the payee dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to the successor payee for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 of contract value used to purchase the option will not be less than that shown in the One Life Table in section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the payee may not be commuted.

OPTION 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this option, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under OPTION 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this option, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under Option 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.

---------------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

      The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.


                                THE FIXED ACCOUNT

================================================================================


      You may allocate some or all of your net premium Payments and transfer some or all of your contract value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

      The fixed account is not registered with the SEC under the Securities Act of 1933. Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account which are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

      The fixed account value is equal to:

      - net premium payments allocated to the fixed account; PLUS

      - amounts transferred to the fixed account; PLUS

      - interest credited to the fixed account; MINUS

      - any partial withdrawals or transfers from the fixed account; and MINUS

      - any withdrawal charges, contract fees or premium taxes deducted from the fixed account.

      We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

      The fixed account value will not share in the investment performance of the company's general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates.

      The interest rate we credit to the money you place in the fixed account will apply to the end of the calendar year in which we receive such amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the fixed account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the fixed account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

      For purposes of making withdrawals, transfers or deductions of fees and charges from the fixed account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.

      We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

FIXED ACCOUNT TRANSFERS

      GENERAL

      Transfers to the fixed account must be at least $1,000. A transfer charge of $25 may be imposed for the thirteenth and each subsequent request you make to transfer contract value from one or more variable accounts to the fixed account (or to one or more variable accounts) during a single contract year before the Annuity Start Date.

      Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. No fee is charged for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

      DOLLAR-COST AVERAGING


      You may elect to participate in the Dollar-Cost Averaging Program at the time of your application, or at any time thereafter before the Annuity Start Date by sending us a written request. The Dollar-Cost Averaging Program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from the fixed account or one or more variable accounts to any other variable accounts. The minimum amount that may be transferred under the Dollar-Cost Averaging Program is $100 to each variable account. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year under all circumstances (Dollar-Cost Averaging, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. Once elected, Dollar-Cost Averaging from the fixed account remains in effect for the life of the Contract until the value of the fixed account is depleted or until you cancel your participation by written request or by telephone if we have your telephone authorization on file. There is no additional charge for Dollar-Cost Averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.


      PAYMENT DEFERRAL

      We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a withdrawal or transfer at our Service Center. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular state, we will credit interest at 3%, or such higher rate as is required for a particular state, to the amount to be paid from the date we received the documentation.

                 INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS

================================================================================


      From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the variable accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We also may, from time to time, advertise or include in sales literature variable account performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance, as well as comparisons with unmanaged market indices, appears in the SAI.


      Performance data for the variable accounts is based on the investment performance of the corresponding portfolio of a Fund and reflects the deduction of some or all fees and charges currently assessed under the contract. (See the accompanying prospectuses for the Funds.)


      The "yield" of the Money Market variable account refers to the annualized income generated by an investment in the variable account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the variable account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

      The yield of a variable account (other than the Money Market variable account) refers to the annualized income generated by an investment in the variable account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

      Yield quotations do not reflect the withdrawal charge.

      The "total return" of a variable account refers to return quotations assuming an investment under a Contract has been held in the variable account for periods of time. When a variable account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.


      The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the variable account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the variable account (including any withdrawal charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

      In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the variable accounts.

      We may also disclose yield and total returns for the portfolios, including such disclosures for periods before the date the variable account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the variable accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.

      Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

      In advertising and sales literature (including illustrations), the performance of each variable account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the variable account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

      Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

      Advertising and sales literature may also compare the performance of each variable account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

      We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a variable account's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from variable account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the variable account investment experience is positive.

                                  VOTING RIGHTS

================================================================================

      We are the legal owner of the portfolio shares held in the variable accounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the variable accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

      When we solicit your vote, the number of votes you have will be calculated separately for each variable account in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the variable account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each variable account to which the contract value is allocated. After the Annuity Start Date, the annuitant has a voting interest in each variable account from which variable annuity payments are made. If you have a voting interest in a variable account, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that variable account invests.

      If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the SAI.


                               FEDERAL TAX MATTERS

================================================================================

      The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

      We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."


      When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.


      We believe that if you are a natural person you will not be taxed on increases in the contract value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value and, in the case of a Qualified Contract described below, any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59-1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.


      If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON

      If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

      The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS


      When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

      PENALTY TAX ON CERTAIN WITHDRAWALS

      In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

      -     made on or after the taxpayer reaches age 59 1/2;

      -     made on or after the death of an Owner;


      -     attributable to the taxpayer's becoming disabled; or


      - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

      Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

      ANNUITY PAYMENTS

      Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

      TAXATION OF DEATH BENEFIT PROCEEDS

      Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

      TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

      A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Annuity Start Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

      WITHHOLDING


      Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

      MULTIPLE CONTRACTS


      All annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.


      TAXATION OF QUALIFIED CONTRACTS

      The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.


      INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code (the "Code"), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. So-called Simple IRAs under section 408(p) of the Code, and Roth IRAs under section 408A, may also be used in connection with variable annuity contracts. Simple IRAs allow employees to defer a percentage of annual compensation up to $6,000 to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%. Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash, or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from Roth IRAs are generally not taxed. In addition to the 10% penalty which generally applies to distributions made before age 59 1/2, a 10% penalty will be imposed for any distribution made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA.


      CORPORATE PENSION AND PROFIT-SHARING PLANS under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.

      Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

      TAX-SHELTERED ANNUITIES under section 403(b) of the Code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes.

      Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

OTHER TAX ISSUES

      You should note that the Contract includes a death benefit that in some cases may exceed the greater of the Premium Payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser.

      Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

OUR INCOME TAXES

      At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the variable accounts) of the separate account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the Contracts.

      Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.


      We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.


                                OTHER INFORMATION

================================================================================

HOLIDAYS


      In addition to federal holidays, we are closed on the following days: the Friday after Thanksgiving, the day before Christmas when Christmas falls on Tuesday through Saturday, the day after Christmas when Christmas falls on Sunday or Monday, and the day after New Year's Day when it falls on a Sunday, the Monday after New Year's Day when New Year's Day falls on a Saturday, and the day before or after Independence Day when it falls on Saturday or Sunday. We do not conduct any business on those days.

PAYMENTS

      We will usually pay you any full or partial withdrawal, death benefit payment, or for Qualified Contracts only, payment of your loan proceeds, within seven days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

      However, we may be required to suspend or postpone payments during any period when:

      - the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      - trading on the New York Stock Exchange is restricted as determined by the SEC;

      - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of the value of the separate account's net assets not reasonably practicable; or

      - the SEC permits, by order, the suspension or postponement of payments for your protection.

      If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

      We have the right to defer payment for a full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request. If we do not make a payment within 30 days after we receive the documentation we need to complete the transaction (or a shorter period if required by a particular state), we will credit interest to the amount to be paid from the date we received the necessary documentation at a rate of 3% (or such higher rate required for a particular state).

MODIFICATION

      Upon notice to you, we may modify the Contract to:

      - permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;

      - assure continued qualification of the Contract under the tax code or other federal or state laws relating to retirement annuities or variable annuity contracts;

      -     reflect a change in the operation of the separate account; or

      -     provide additional investment options.

      In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS


      IL Securities, Inc. ("IL Securities"), P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as the distributor for the Contracts. IL Securities is a wholly-owned subsidiary of IL Group, a company owned by Indianapolis Life Insurance Company and the American United Life Insurance Company. IL Securities is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc..

      Sales commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of premium payments. Other commissions of up to 1.25% may also be paid. We may also pay up to 1.25% of premium payments to IL Securities to compensate it for certain distribution expenses. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described under "Fees and Charges."

LEGAL PROCEEDINGS


      We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account or us.


REPORTS TO OWNERS

      We will mail a report to you at least annually at your last known address of record. The report will state the contract value (including the contract value in each variable account and the fixed account) of the Contract, premium payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

INQUIRIES

      Inquiries regarding your Contract may be made by writing to us at our Service Center.

YEAR 2000 MATTERS

      Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues. We also rely on service providers, including the portfolios and the administrator, that may be affected by Year 2000 issues. We have developed, and are in the process of implementing, a Year 2000 transition plan. In addition, we are in the process of confirming that the portfolios and their service providers are also engaged in similar transition plans. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on our operations. However, as of the date of this prospectus, it is not anticipated that owners will experience negative effects on their investment, or on the services provided in connection, as a result of Year 2000 transition implementation. We currently anticipate that its systems will be Year 2000 compliant in a timely manner, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair services at that time.

FINANCIAL STATEMENTS

      The audited statement of net assets of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 1998 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, as well as the Report of the Independent Auditors, are included in the Statement of Additional Information ("SAI"). Our audited balance sheets as of December 31, 1998 and 1997, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998, as well as the Report of the Independent Auditors, are contained in the SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                                                                                               Page
Additional Contract Provisions....................................................................
      The Contract................................................................................
      Incontestability............................................................................
      Incorrect Age or Sex........................................................................
      Nonparticipation............................................................................
      Options.....................................................................................
      Tax Status of the Contracts.................................................................
Calculation of Variable Account and Adjusted Historic Portfolio Performance Data..................
      Money Market Variable Account Yields........................................................
      Other Variable Account Yields...............................................................
      Average Annual Total Returns for the Variable Accounts......................................
      Non-Standard Variable Account Total Returns.................................................
      Effect of the Contract Fee on Performance Data..............................................
      Other Information...........................................................................
      Variable Account Performance Figures........................................................
      Adjusted Historical Portfolio Performance Figures...........................................
Variable Annuity Payments.........................................................................
      Assumed Investment Rate.....................................................................
      Amount of Variable Annuity Payments.........................................................
      Annuity Unit Value..........................................................................
Addition, Deletion or Substitution of Investments.................................................
      Resolving Material Conflicts................................................................
Termination of Participation Agreements...........................................................
      The Alger American Fund.....................................................................
      Fidelity Variable Insurance Products Fund and Fund II.......................................
      OCC Accumulation Trust......................................................................
      Royce Capital Fund..........................................................................
      SAFECO Resource Series Trust................................................................
      SoGen Variable Funds, Inc...................................................................
      T. Rowe Price Fixed Income Series, Inc......................................................
      T. Rowe Price International Series, Inc.....................................................
      Van Eck Worldwide Insurance Trust...........................................................
Voting Rights.....................................................................................
Safekeeping of Account Assets.....................................................................
Distribution of the Contracts.....................................................................
Legal Matters.....................................................................................
Experts...........................................................................................
OTHER INFORMATION.................................................................................
FINANCIAL STATEMENTS..............................................................................

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

      The following condensed financial information shows accumulation unit values for each variable account for each year since the variable account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a variable account. Accumulation unit value does not reflect the deduction of certain charges that we subtract from your Contract Value. The data is obtained from the audited financial statement of the separate account that can be found in the SAI.



-----------------------------------------------------------------------------------------------------------
                        Alger American Fund: MidCap Growth Variable Account
-----------------------------------------------------------------------------------------------------------
                    Accumulation unit               Accumulation unit                             Number of
                    value at the beginning          value at the end of the              accumulation units
                    of the year                     year                             outstanding at the end
                                                                                                of the year
-----------------------------------------------------------------------------------------------------------
  1998              $12.263                         $15.757                                        537,127
-----------------------------------------------------------------------------------------------------------
  1997              $10.812                         $12.263                                         94,506
-----------------------------------------------------------------------------------------------------------
  1996              $ 9.786                         $10.812                                        109,955
-----------------------------------------------------------------------------------------------------------
  1995              $10.00                          $ 9.786                                          2,764
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                        Alger American Fund: Small Capitalization Variable Account
-----------------------------------------------------------------------------------------------------------
                    Accumulation unit               Accumulation unit                            Number of
                    value at the beginning          value at the end of the             accumulation units
                    of the year                     year                            outstanding at the end
                                                                                               of the year
-----------------------------------------------------------------------------------------------------------
  1998              $10.936                         $12.459                                        502,984
-----------------------------------------------------------------------------------------------------------
  1997             $  9.955                         $10.936                                        372,229
-----------------------------------------------------------------------------------------------------------
  1996             $  9.675                        $  9.955                                        181,361
-----------------------------------------------------------------------------------------------------------
  1995             $10.00                          $  9.675                                          1,709
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                            Fidelity VIP Fund: Equity-Income Variable Account
-------------------------------------------------------------------------------------------------------------

                    Accumulation unit               Accumulation unit                              Number of
                    value at the beginning          value at the end of the               accumulation units
                    of the year                     year                              outstanding at the end
                                                                                                 of the year
-------------------------------------------------------------------------------------------------------------
  1998              $15.114                         $16.631                                        1,355,289
-------------------------------------------------------------------------------------------------------------
  1997              $11.958                         $15.114                                          781,937
-------------------------------------------------------------------------------------------------------------
  1996              $10.616                         $11.958                                          195,400
-------------------------------------------------------------------------------------------------------------
  1995              $10.00                          $10.616                                            3,789
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                 Fidelity VIP Fund: Growth Variable Account
-------------------------------------------------------------------------------------------------------------
                    Accumulation unit                 Accumulation unit                            Number of
                    value at the beginning            value at the end of the             accumulation units
                    of the year                       year                            outstanding at the end
                                                                                                 of the year
-------------------------------------------------------------------------------------------------------------
  1998              $13.240                           $18.206                                        948,233
-------------------------------------------------------------------------------------------------------------
  1997              $10.868                           $13.240                                        462,381
-------------------------------------------------------------------------------------------------------------
  1996              $ 9.604                           $10.868                                        164,945
-------------------------------------------------------------------------------------------------------------
  1995              $10.00                            $ 9.604                                          2,199
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                              Fidelity VIP Fund: Money Market Variable Account
-------------------------------------------------------------------------------------------------------------
                   Accumulation unit                  Accumulation unit                            Number of
                   value at the beginning             value at the end of the             accumulation units
                   of the year                        year                            outstanding at the end
                                                                                                 of the year
-------------------------------------------------------------------------------------------------------------
  1998             $10.888                            $11.329                                      1,070,535
-------------------------------------------------------------------------------------------------------------
  1997             $10.456                            $10.888                                        486,050
-------------------------------------------------------------------------------------------------------------
  1996             $10.00                             $10.456                                        179,504
-------------------------------------------------------------------------------------------------------------
  1995             $10.00                             $     0                                              0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                          Fidelity VIP Fund: Asset Manager Variable Account
-------------------------------------------------------------------------------------------------------------
                      Accumulation unit               Accumulation unit                            Number of
                      value at the beginning          value at the end of the             accumulation units
                      of the year                     year                            outstanding at the end
                                                                                                 of the year
-------------------------------------------------------------------------------------------------------------
  1998                $14.066                         $15.954                                        503,498
-------------------------------------------------------------------------------------------------------------
  1997                $11.817                         $14.066                                        212,897
-------------------------------------------------------------------------------------------------------------
  1996                $ 8.224                         $11.817                                         61,512
-------------------------------------------------------------------------------------------------------------
  1995                $10.00                          $ 8.224                                            255
-------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------
                           Fidelity VIP Fund: Contrafund Variable Account
---------------------------------------------------------------------------------------------------------
                     Accumulation unit             Accumulation unit                           Number of
                     value at the beginning        value at the end of the            accumulation units
                     of the year                   year                           outstanding at the end
                                                                                             of the year
---------------------------------------------------------------------------------------------------------
  1998               $14.824                       $18.996                                     1,228,022
---------------------------------------------------------------------------------------------------------
  1997               $12.105                       $14.824                                       638,524
---------------------------------------------------------------------------------------------------------
  1996               $10.091                       $12.105                                       203,860
---------------------------------------------------------------------------------------------------------
  1995               $10.00                        $10.091                                         5,731
---------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------
                  Fidelity VIP Fund: Index 500 Variable Account
------------------------------------------------------------------------------------------------------
                   Accumulation unit            Accumulation unit                           Number of
                   value at the beginning       value at the end of the            accumulation units
                   of the year                  year                           outstanding at the end
                                                                                          of the year
------------------------------------------------------------------------------------------------------
  1998             $16.672                      $21.088                                     1,895,005
------------------------------------------------------------------------------------------------------
  1997             $12.734                      $16.672                                       826,178
------------------------------------------------------------------------------------------------------
  1996             $10.514                      $12.734                                       193,803
------------------------------------------------------------------------------------------------------
  1995             $10.00                       $10.514                                         3,538
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                     Fidelity VIP Fund: Investment Grade Bond Variable Account
---------------------------------------------------------------------------------------------------
                   Accumulation unit           Accumulation unit                         Number of
                   value at the beginning      value at the end of the          accumulation units
                   of the year                 year                         outstanding at the end
                                                                                       of the year
---------------------------------------------------------------------------------------------------
  1998             $11.214                     $12.032                                     691,547
---------------------------------------------------------------------------------------------------
  1997             $10.422                     $11.214                                     274,009
---------------------------------------------------------------------------------------------------
  1996             $10.247                     $10.422                                      57,476
---------------------------------------------------------------------------------------------------
  1995             $10.00                      $10.247                                       1,668
---------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                       OCC Accumulation Trust: Managed Variable Account*
--------------------------------------------------------------------------------------------------
                  Accumulation unit            Accumulation unit                        Number of
                  value at the beginning       value at the end of the         accumulation units
                  of the year                  year                        outstanding at the end
                                                                                      of the year
--------------------------------------------------------------------------------------------------
  1998            $15.160                      $16.011                                  1,396,806
--------------------------------------------------------------------------------------------------
  1997            $12.567                      $15.160                                    672,203
--------------------------------------------------------------------------------------------------
  1996            $10.380                      $12.567                                    133,102
--------------------------------------------------------------------------------------------------
  1995            $10.00                       $10.380                                        161
--------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                       OCC Accumulation Trust: Small Cap Variable Account*
-------------------------------------------------------------------------------------------------
                 Accumulation unit           Accumulation unit                         Number of
                 value at the beginning      value at the end of the          accumulation units
                 of the year                 year                         outstanding at the end
                                                                                     of the year
-------------------------------------------------------------------------------------------------
  1998           $14.649                     $13.139                                     295,186
-------------------------------------------------------------------------------------------------
  1997           $12.148                     $14.649                                     162,435
-------------------------------------------------------------------------------------------------
  1996           $10.388                     $12.148                                      40,024
-------------------------------------------------------------------------------------------------
  1995           $10.00                      $10.388                                       1,182
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
              Royce Capital Fund: Royce Micro-Cap Variable Account
------------------------------------------------------------------------------------------------
                 Accumulation unit          Accumulation unit                         Number of
                 value at the beginning     value at the end of the          accumulation units
                 of the year                year                         outstanding at the end
                                                                                    of the year
------------------------------------------------------------------------------------------------
  1998           $10.920                    $11.198                                     286,635
------------------------------------------------------------------------------------------------
  1997***        $10.000                    $10.920                                      69,105
------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------
          SAFECO Resource Series Trust: SAFECO Equity Variable Account
---------------------------------------------------------------------------------------------
               Accumulation unit          Accumulation unit                        Number of
               value at the beginning     value at the end of the         accumulation units
               of the year                year                        outstanding at the end
                                                                                 of the year
---------------------------------------------------------------------------------------------
  1998         $10.495                    $12.917                                    814,921
---------------------------------------------------------------------------------------------
  1997***      $10.000                    $10.495                                    104,775
---------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------
                 SAFECO Resource Series Trust: SAFECO Growth Variable Account
----------------------------------------------------------------------------------------------
               Accumulation unit          Accumulation unit                         Number of
               value at the beginning     value at the end of the          accumulation units
               of the year                year                         outstanding at the end
                                                                                  of the year
----------------------------------------------------------------------------------------------
  1998         $11.092                    $11.134                                   1,596,318
----------------------------------------------------------------------------------------------
  1997***      $10.000                    $11.092                                     122,625
----------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------
                    SoGen Variable Funds, Inc.: SoGen Overseas Variable Account
---------------------------------------------------------------------------------------------
               Accumulation unit          Accumulation unit                        Number of
               value at the beginning     value at the end of the         accumulation units
               of the year                year                        outstanding at the end
                                                                                 of the year
---------------------------------------------------------------------------------------------
  1998         $9.322                     $9.572                                     196,153
---------------------------------------------------------------------------------------------
  1997***      $10.000                    $9.322                                      56,588
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           T. Rowe Price Fixed Income Series, Inc.: Limited-Term Bond Variable Account
-----------------------------------------------------------------------------------------------------
                Accumulation unit               Accumulation unit                          Number of
                value at the beginning          value at the end of the           accumulation units
                of the year                     year                          outstanding at the end
                                                                                         of the year
-----------------------------------------------------------------------------------------------------
  1998          $10.767                         $11.505                                      348,151
-----------------------------------------------------------------------------------------------------
  1997          $ 9.946                         $10.767                                      136,902
-----------------------------------------------------------------------------------------------------
  1996          $10.042                         $ 9.946                                       27,325
-----------------------------------------------------------------------------------------------------
  1995          $10.00                          $10.042                                        1,485
-----------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------
          T. Rowe Price International Series, Inc.: International Stock Variable Account
-----------------------------------------------------------------------------------------------------
              Accumulation unit               Accumulation unit                            Number of
              value at the beginning          value at the end of the             accumulation units
              of the year                     year                            outstanding at the end
                                                                                         of the year
-----------------------------------------------------------------------------------------------------
  1998        $11.979                         $13.684                                        660,670
-----------------------------------------------------------------------------------------------------
  1997        $11.780                         $11.979                                        368,187
-----------------------------------------------------------------------------------------------------
  1996        $10.487                         $11.780                                        122,831
-----------------------------------------------------------------------------------------------------
  1995        $10.00                          $10.487                                          2,530
-----------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
            Van Eck Worldwide Insurance Trust: Worldwide Hard Assets Variable Account**
---------------------------------------------------------------------------------------------------
               Accumulation unit             Accumulation unit                           Number of
               value at the beginning        value at the end of the            accumulation units
               of the year                   year                           outstanding at the end
                                                                                       of the year
---------------------------------------------------------------------------------------------------
  1998         $11.983                       $8.156                                        230,762
---------------------------------------------------------------------------------------------------
  1997         $12.356                       $11.983                                       166,188
---------------------------------------------------------------------------------------------------
  1996         $10.621                       $12.356                                        29,990
---------------------------------------------------------------------------------------------------
  1995         $10.00                        $10.621                                            58
---------------------------------------------------------------------------------------------------


-------------------

  *         Prior to May 1, 1996, OCC Accumulation Trust was called Quest for
            Value Accumulation Trust.
  **        Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account
            was called Van Eck Gold and Natural Resources.
  ***       Period from September 1, 1997 to December 31, 1997.


                                      A-6
s

                      STATEMENT OF ADDITIONAL INFORMATION

                                    for the

                         VISIONARY AND VISIONARY CHOICE

              Flexible Premium Deferred Variable Annuity Contracts

                                 Issued Through

                IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1

                                   Offered by

                        IL ANNUITY AND INSURANCE COMPANY

                           2960 North Meridian Street
                          Indianapolis, Indiana  46208

                              --------------------

        This Statement of Additional Information expands upon subjects discussed in the current Prospectus for each of the Visionary and Visionary Choice flexible premium deferred variable annuity contracts (each, the "Contract") offered by IL Annuity and Insurance Company ("we", "us", "our").


        You may obtain a copy of the Prospectus for the Visionary Contract dated May 1, 1999 by calling 1-888-232-6486 or by writing to the Service
Center: IL Annuity and Insurance Company, P.O. Box 2948, Overland Park, KS 66201-1348 or 12900 Metcalfe Avenue, Suite 200, Overland Park, KS 66213-2620.



        You may obtain a copy of the Prospectus for the Visionary Choice Contract dated May 1, 1999 by calling 1-888-232-6486 or by writing to the Service Center: IL Annuity and Insurance Company, c/o USA Administration Services, Inc., P.O. Box 29163, Overland Park, KS 66201-1348 or 12900 Metcalfe Avenue, Overland Park, KS 66213-2620.


        This Statement incorporates terms used in the current Prospectus for each Contract.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR CONTRACT AND THE FUNDS.

        The date of this Statement of Additional Information is May 1, 1999.

                                       TABLE OF CONTENTS

<CATPION>
                                                                                          Page
Additional Contract Provisions...............................................................2
        The Contract.........................................................................2
        Incontestability.....................................................................2
        Incorrect Age or Sex.................................................................2

                Nonparticipation.............................................................3
        Options..............................................................................3
Calculation of Variable Account and Adjusted Historic Portfolio Performance Data.............4
        Money Market Variable Account Yields.................................................4
        Other Variable Account Yields........................................................6
        Average Annual Total Returns for the Variable Accounts...............................7
        Non-Standard Variable Account Total Returns..........................................8
        Effect of the Contract Fee on Performance Data.......................................9
        Other Information....................................................................9
        Variable Account Performance Figures................................................10
        Adjusted Historical Portfolio Performance Figures...................................16
Net Investment Factor.......................................................................22
Variable Annuity Payments...................................................................22
        Assumed Investment Rate.............................................................23
        Amount of Variable Annuity Payments.................................................23
        Annuity Unit Value..................................................................24
Addition, Deletion or Substitution of Investments...........................................26
        Resolving Material Conflicts........................................................26
Termination of Participation Agreements.....................................................27
        The Alger American Fund.............................................................27
        Fidelity Variable Insurance Products Fund and Fund II...............................28
        OCC Accumulation Trust..............................................................28
        Royce Capital Fund..................................................................29
        SAFECO Resource Series Trust........................................................29
        SoGen Variable Funds, Inc...........................................................30
        T. Rowe Price Fixed Income Series, Inc..............................................31
        T. Rowe Price International Series, Inc.............................................31
        Van Eck Worldwide Insurance Trust...................................................32
Voting Rights...............................................................................32
Safekeeping of Account Assets...............................................................33
Distribution of the Contracts...............................................................33
Legal Matters...............................................................................34
Experts.................................................................................... 34
OTHER INFORMATION...........................................................................34
FINANCIAL STATEMENTS........................................................................34

                                ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

        The entire contract is the Contract, the signed application, the data page, the endorsements, options and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless the application contains it.

        Any change in the Contract or waiver of its provisions must be in writing and signed by our President, a Vice President, Secretary or Assistant Secretary. No other person -- no agent or Registered Representative -- has authority to change or waive any provision of this Contract.

        Upon notice to you, we may modify the Contract if necessary to:

        - permit the Contract or the Separate Account to comply with any applicable law or regulation that a governmental agency issues; or

        - assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

        - effect a change in the operation of the Separate Account or to provide additional investment options.

        In the event of such modifications, we will make the appropriate endorsement to the Contract.

INCONTESTABILITY

        We will not contest the Contract from the Date of Issue.

INCORRECT AGE OR SEX

        We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the Annuity Start Date and the amount of the annuity payments by using the correct age and sex. If a misstatement of age or sex results in annuity payments that are too large, then we will charge the overpayments with compound interest against subsequent payments. If we have made payments that are too small, then we will pay the underpayments with compound interest upon receipt of notice of the underpayments. We will pay adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

NONPARTICIPATION

        The Contract does not participate in our surplus earnings or profits.

OPTIONS

        Except in the limited circumstances described below, we will issue four options automatically upon the issuance of each Contract. These options provide for the waiver of the Withdrawal Charge in case of extended hospitalization, long term care, terminal illness, or the post secondary education of certain family members or the Annuitant, as provided in the option. There is no additional charge for the issuance of the options, which are available only at the issuance of the Contract. All options may not be available in all states.

TAX STATUS OF THE CONTRACTS

        Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

        Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

        Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

        Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

        Other rules may apply to Qualified Contracts.

 CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE
                                      DATA

        We may advertise and disclose historic performance data for the Variable Accounts, including yields, standard annual total returns, and nonstandard measures of performance of the Variable Accounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

MONEY MARKET VARIABLE ACCOUNT YIELDS

        Advertisements and sales literature may quote the current annualized yield of the Money Market Variable Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

        We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Variable Account under a Contract having a balance of one unit of the Money Market Variable Account at the beginning of the period. We divide that net change in Variable Account value by the value of the hypothetical Variable Account at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio in which the hypothetical Variable Account invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Variable Account.

        These charges and deductions include the per unit charges for the annualized Contract Fee, the mortality and expense risk charge and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit Contract Fee based on the $30 annualized Contract Fee that we deduct in four equal payments at the end of each Contract Quarter.

        We calculate the current yield by the following formula:

        Current Yield = ((NCS - ES)/UV) X (365/7)

        Where:

        NCS   =         the net change in the value of the Money Market
                        Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.

        ES    =         per unit charges deducted from the hypothetical
                        Variable Account for the seven-day period.

        UV    =         the unit value for the first day of the seven-day
                        period.

        We may also disclose the effective yield of the Money Market Variable Account for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

                                            365/7
        Effective Yield = (1 + ((NCS-ES)/UV))     - 1

        Where:

        NCS   =         the net change in the value of the Money Market
                        Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical
                        Variable Account having a balance of one Variable
                        Account unit.

        ES    =         per unit charges deducted from the hypothetical
                        Variable Account for the seven-day period.

        UV    =         the unit value for the first day of the seven-day
                        period.

        The Money Market Variable Account's yield is lower than the Money Market Portfolio's yield because of the charges and deductions that the Contract imposes.

        The current and effective yields on amounts held in the Money Market Variable Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Variable Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio's operating expenses. We may also present yields on amounts held in the Money Market Variable Account for periods other than a seven-day period.

        Yield calculations do not take into account the Withdrawal Charge that we assess on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and the Free Withdrawal Option that you choose at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options. No Withdrawal Charge applies to Contract Value in excess of aggregate Premium Payments.

        Based on the method of calculation described above, for the seven-day period ended December 31, 1998, the current yield and the effective yield for the Money Market Variable Account were as follows:


                Current yield:          3.58%
                Effective yield:        3.65%


OTHER VARIABLE ACCOUNT YIELDS

        Sales literature or advertisements may quote the current annualized yield of one or more of the Variable Accounts (except the Money Market Variable Account) under the Contract for 30-day or one-month periods. The annualized yield of a Variable Account refers to income that the Variable Account generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

        We compute the annualized 30-day yield by:

               1. Subtracting the Variable Account expenses for the period from the net investment income of the portfolio attributable to the Variable Account units;

               2. Dividing 1. by the maximum offering price per unit on the last day of the period;

               3. Multiplying 2. by the daily average number of units outstanding for the period;

               4.     compounding that yield for a six-month period; and

               5.     multiplying the result in 4. by 2.

        Expenses of the Variable Account include the annualized Contract Fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes that we deduct a Contract Fee of $30 per year per Contract at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we use an average Contract Fee based on the average Contract Value in the Variable Account to determine the amount of the charge attributable to the Variable Account for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

                                                       6
        Yield   =       2 X (((NI - ES)/(U X UV)) + 1)  - 1)

        Where:
                                     - 6 -

        NI      =       net income of the portfolio for the 30-day or one-month
                        period attributable to the Variable Account's units.

        ES      =       charges deducted from the Variable Account for the
                        30-day or one-month period.

        U       =       the average number of units outstanding.

        UV      =       the unit value at the close (highest) of the last day
                        in the 30-day or one-month period.

        The yield for the Variable Account is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

        The yield on the amounts held in the Variable Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Variable Account's actual yield.

        Yield calculations do not take into account the Withdrawal Charge that we assess on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and the Free Withdrawal Option that you choose at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options.

AVERAGE ANNUAL TOTAL RETURNS FOR THE VARIABLE ACCOUNTS

        Sales literature or advertisements may quote average annual total returns for one or more of the Variable Accounts for various periods of time. If we advertise total return for the Money Market Variable Account, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

        When a Variable Account has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

        Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

        We calculate the standard average annual total returns using Variable Account unit values that we calculate on each valuation day based on the performance of the Variable

Account's underlying portfolio, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annualized Contract Fee. The calculation assumes that we deduct a Contract Fee of $7.50 per quarter per Contract at the end of each Contract quarter. For purposes of calculating average annual total return, we use an average per-dollar per-day Contract Fee attributable to the hypothetical Variable Account for the period. The calculation also assumes total withdrawal of the Contract at the end of the period for the return quotation and will take into account the Withdrawal Charge applicable to the Visionary Contract and the Date of Issue Withdrawal Charge option under the Visionary Choice Contract that we assess on certain withdrawals of Contract Value.


We calculate the standard total return by the following formula:

                                1/N
        TR      =       ((ERV/P)    ) - 1

        Where:

        TR      =       the average annual total return net of Variable Account
                        recurring charges.

        ERV     =       the ending redeemable value (net of any applicable
                        Withdrawal Charge) of the hypothetical Variable Account at the end of the period.

        P       =       a hypothetical initial payment of $1,000.

        N       =       the number of years in the period.

NON-STANDARD VARIABLE ACCOUNT TOTAL RETURNS

        Sales literature or advertisements may quote average annual total returns for the Variable Accounts that do not reflect any Withdrawal Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical Variable Account for the period with an ending value for the period that does not take into account any Withdrawal Charges.

        We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

        CTR     =    (ERV/P) - 1

        Where:

        CTR     =      The cumulative total return net of Variable Account
                       recurring charges for the period.

        ERV     =     The ending redeemable value of the hypothetical
                      investment at the end of the period.

        P       =     A hypothetical single payment of $1,000.

ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA

        Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic Portfolio performance may include data that precedes the inception dates of the Variable Accounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

        We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

EFFECT OF THE CONTRACT FEE ON PERFORMANCE DATA

        The Contract provides for the deduction of a $7.50 Contract Fee at the end of each Contract Quarter from the Fixed and Variable Accounts. We base it on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the Contract Fee in yield and total return quotations, we convert the Contract Fee into a per-dollar per-day charge based on the average Contract Value in the Separate Account of all Contracts on the last day of the period for which quotations are provided. Then, we adjust the per-dollar per-day average charge to reflect the basis upon which we calculate the particular quotation.

OTHER INFORMATION

        The following is a partial list of those publications that the Funds' advertising shareholder materials may cite as containing articles describing investment results or other data relative to one or more of the Variable Accounts. They may cite other publications.




        Broker World                              Financial World
        Across the Board                          Advertising Age
        American Banker                           Barron's
        Best's Review                             Business Insurance
        Business Month                            Business Week
        Changing Times                            Consumer Reports
        Economist                                 Financial Planning
        Forbes                                    Fortune
        Inc.                                      Institutional Investor
        Insurance Forum                           Insurance Sales

                                     - 9 -

        Insurance Week                            Journal of Accountancy
        Journal of the American Society of        Journal of Commerce
           CLU & ChFC
        Life Insurance Selling                    Life Association News
        MarketFacts                               Manager's Magazine
        National Underwriter                      Money
        Morningstar, Inc.                         Nation's Business
        New Choices (formerly 50 Plus)            New York Times
        Pension World                             Pensions & Investments
        Rough Notes                               Round the Table
        U.S. Banker                               VARDs
        Wall Street Journal                       Working Woman



                           HISTORIC PERFORMANCE DATA


GENERAL LIMITATIONS

        The figures below represent the past performance of the Variable Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

        The Funds have provided the Portfolios' performance data. We derive the Variable Account performance data from the data that the Funds provide. None of the Funds are affiliated with IL Annuity. In preparing the tables below, IL Annuity relied on the Funds= data. While IL Annuity has no reason to doubt the accuracy of the figures provided by the Funds, IL Annuity has not verified those figures.

VARIABLE ACCOUNT PERFORMANCE FIGURES

        The following charts show the historical performance data for the Variable Accounts since each Variable Account's commencement of operations. THESE FIGURES ARE NOT AN INDICATION OF FUTURE PERFORMANCE OF THE VARIABLE ACCOUNTS. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.


        Standard average annual total returns for periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; the daily deduction of an administrative expenses charge at an annual rate of 0.15%; the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and the withdrawal charge of 7% in the first six years, decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year until it is zero in Contract Year ten.

===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                               operations to
                                                                                  12/31/98
-----------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------
             MidCap Growth (11/6/95)            21.39%           15.33%            13.72%
        Small Capitalization (11/6/95)           6.83%            6.63%             5.05%
-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND
-----------------------------------------------------------------------------------------------
        Equity Income (11/6/95)                  3.05%           14.31%            14.62%
        Growth (11/6/95)                        30.45%           22.10%            19.62%
       Money Market (11/6/95)*                  -2.50%            1.74%             1.76%

-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
-----------------------------------------------------------------------------------------------
        Asset Manager (11/6/95)                  6.36%           13.24%            13.45%
        Contrafund (11/6/95)                    21.07%           21.71%            20.68%
        Index 500 (11/6/95)                     19.29%           24.54%            23.91%
        Investment Grade Bond (11/6/95)          0.48%            3.27%             3.54%

-----------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
-----------------------------------------------------------------------------------------------
        Managed (11/6/95)                       -1.11%           13.68%            13.56%
        Small Cap (11/6/95)                    -16.03%            6.07%             6.83%

-----------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
-----------------------------------------------------------------------------------------------
        Royce Micro-Cap (9/1/97)                -3.93%             N/A              3.59%
-----------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
-----------------------------------------------------------------------------------------------
        Equity (9/1/97)                         16.06%             N/A             16.08%
        Growth (9/1/97)                         -6.00%             N/A              3.13%
-----------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
-----------------------------------------------------------------------------------------------
        SoGen Overseas (9/1/97)                 -4.65%             N/A             -8.59%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
-----------------------------------------------------------------------------------------------
        Limited-Term Bond (11/6/95)             -0.95%            2.29%             2.27%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
-----------------------------------------------------------------------------------------------
        International Stock (11/6/95)            7.86%            6.83%             7.62%
-----------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------
        Worldwide Hard Assets (11/6/95)        -36.25%          -10.45%            -9.50%
===============================================================================================

* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

        Nonstandard average annual total returns for periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; and the daily deduction of an administrative expenses charge at an annual rate of 0.15%.


        These figures do not reflect the quarterly deduction of an administration charge and the withdrawal charge which, if deducted, would reduce performance. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.






===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                                 operations
                                                                                to 12/31/98
-----------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------
        MidCap Growth (11/6/95)                 28.50%           17.16%            15.47%
        Small Capitalization (11/6/95)          13.93%            8.74%             7.11%

-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND
-----------------------------------------------------------------------------------------------
        Equity Income (11/6/95)                 10.08%           16.16%            16.34%
        Growth (11/6/95)                        37.56%           23.74%            21.21%
        Money Market (11/6/95) *                 4.16%            4.04%             3.95%

-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
-----------------------------------------------------------------------------------------------
        Asset Manager (11/6/95)                 13.46%           15.12%            15.21%
        Contrafund (11/6/95)                    28.18%           23.36%            22.24%
        Index 500 (11/6/95)                     26.40%           26.11%            25.38%
        Investment Grade Bond (11/6/95)          7.34%            5.51%             5.66%

-----------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
-----------------------------------------------------------------------------------------------
        Managed (11/6/95)                        5.64%           15.54%            15.31%
        Small Cap (11/6/95)                    -10.28%            8.19%             8.81%
-----------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
-----------------------------------------------------------------------------------------------
        Royce Micro-Cap (9/1/97)                 2.63%             N/A              8.85%

===============================================================================================

===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                                 operations
                                                                                to 12/31/98
-----------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
-----------------------------------------------------------------------------------------------
        Equity (9/1/97)                         23.17%             N/A             21.16%
        Growth (9/1/97)                          0.42%             N/A              8.39%
-----------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
-----------------------------------------------------------------------------------------------
        SoGen Overseas (9/1/97)                  1.86%             N/A             -3.87%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
-----------------------------------------------------------------------------------------------
        Limited-Term Bond (11/6/95)              5.81%            4.58%             4.45%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
-----------------------------------------------------------------------------------------------
        International Stock (11/6/95)           14.96%            8.93%             9.57%
-----------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------
        Worldwide Hard Assets (11/6/95)        -31.88%           -8.40%            -7.52%
===============================================================================================


* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

Standard cumulative total returns for periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; the daily deduction of an annual administrative expenses charge at an annual rate of 0.15%; the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and the withdrawal charge of 7% in the first six Contract Years, decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year until it is zero in Contract Year ten.






===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                                 operations
                                                                                to 12/31/98
-----------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------
        MidCap Growth  (11/6/95)                21.39%           53.42%            49.96%
        Small Capitalization  (11/6/95)          6.83%           21.23%            16.80%
-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND
-----------------------------------------------------------------------------------------------
        Equity Income  (11/6/95)                 3.05%           49.36%            53.75%
-----------------------------------------------------------------------------------------------
        Growth (11/6/95)                        30.45%           82.04%            75.90%
-----------------------------------------------------------------------------------------------
        Money Market (11/6/95)                  -2.50%            5.30%             5.65%
-----------------------------------------------------------------------------------------------

===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                                 operations
                                                                                to 12/31/98
-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
-----------------------------------------------------------------------------------------------
        Asset Manager  (11/6/95)                 6.36%           45.19%            48.86%
        Contrafund  (11/6/95)                   21.07%           80.30%            80.89%
        Index 500 (11/6/95)                     19.29%           93.15%            96.56%
        Investment Grade Bond (11/6/95)          0.48%           10.14%            11.60%

-----------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
-----------------------------------------------------------------------------------------------
        Managed  (11/6/95)                      -1.11%           46.90%            49.30%
        Small Cap  (11/6/95)                   -16.03%           19.32%            23.15%
-----------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
-----------------------------------------------------------------------------------------------
         Royce Micro-Cap (9/1/97)               -3.93%             N/A              4.82%
-----------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
-----------------------------------------------------------------------------------------------
        Equity (9/1/97)                         16.06%             N/A             22.00%
        Growth (9/1/97)                         -6.00%             N/A              4.20%
-----------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
-----------------------------------------------------------------------------------------------
        SoGen Overseas (9/1/97)                 -4.65%             N/A            -11.28%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
-----------------------------------------------------------------------------------------------
        Limited-Term Bond  (11/6/95)            -0.95%            7.04%             7.34%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
-----------------------------------------------------------------------------------------------
        International Stock  (11/6/95)           7.86%           21.92%            26.01%
-----------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------
        Worldwide Hard Assets  (11/6/95)       -36.25%          -28.20%           -26.97%
===============================================================================================


* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.


    Nonstandard cumulative total returns for each Variable Account for the periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; and the daily deduction of the annual administrative expenses charge at an annual rate of 0.15%.



        These figures do not reflect the quarterly deduction of an administration charge and the withdrawal charge which, if deducted, would reduce performance.

Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.





===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                                 operations
                                                                                to 12/31/98
-----------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------
    MidCap Growth   (11/6/95)                   28.50%           60.81%            57.39%
    Small Capitalization  (11/6/95)             13.93%           28.58%            24.18%
-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND
-----------------------------------------------------------------------------------------------
    Equity Income  (11/6/95)                    10.08%           56.73%            61.15%
    Growth  (11/6/95)                           37.56%           89.48%            83.37%
    Money Market (11/6/95)*                      4.16%           12.62%            12.99%

-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
-----------------------------------------------------------------------------------------------
    Asset Manager  (11/6/95)                    13.46%           52.56%            56.26%
    Contrafund  (11/6/95)                       28.18%           87.72%            88.35%
    Index 500 (11/6/95)                         26.40%          100.58%           104.02%
    Investment Grade Bond  (11/6/95)             7.34%           17.46%            18.96%

-----------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
-----------------------------------------------------------------------------------------------
    Managed  (11/6/95)                           5.64%           54.25%            56.68%
    Small Cap  (11/6/95)                       -10.28%           26.63%            30.48%

-----------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
-----------------------------------------------------------------------------------------------
    Royce Micro-Cap (9/1/97)                     2.63%             N/A             11.98%
-----------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
-----------------------------------------------------------------------------------------------
    Equity (9/1/97)                             23.17%             N/A             29.17%
    Growth (9/1/97)                              0.42%             N/A             11.35%
-----------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
-----------------------------------------------------------------------------------------------
    SoGen Overseas (9/1/97)                      1.86%             N/A             -5.12%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
-----------------------------------------------------------------------------------------------
    Limited-Term Bond  (11/1/95)                 5.81%           14.37%            14.69%
-----------------------------------------------------------------------------------------------

===============================================================================================
            Variable Account                For the 1-year   For the 3-year    For the period
         (Date Variable Account              period ended     period ended          from
            operations began)                  12/31/98         12/31/98        beginning of
                                                                              Variable Account
                                                                                 operations
                                                                                to 12/31/98
-----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
-----------------------------------------------------------------------------------------------
    International Stock  (11/6/95)              14.96%           29.25%            33.37%
-----------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------
    Worldwide Hard Assets  (11/6/95)           -31.88%          -23.15%           -21.83%
===============================================================================================



* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

ADJUSTED HISTORICAL PORTFOLIO PERFORMANCE FIGURES

        The charts below show "adjusted" historical performance data for the Portfolios, including for periods prior to the inception of the Variable Accounts, based on the performance of each Portfolio since its inception date, with a level of charges equal to those currently assessed under the Contracts. THESE FIGURES ARE NOT AN INDICATION OF THE FUTURE PERFORMANCE OF THE VARIABLE ACCOUNTS. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.


        Adjusted historical average annual total returns for periods since the inception of each Portfolio are as follows. These figures include: the daily deduction of the mortality and expenses charges at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the daily deduction of the annual administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the quarterly deduction of the administration charge of $7.50 adjusted for average account size; and the withdrawal charge of 7% in the first six Contract Years decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year until it is zero in Contract Year ten.






===============================================================================================
           Portfolio                For the   For the    For the    For the    For the period
(Date Portfolio operations began)   1-year     3-year    5 -year     10-year   from beginning
                                    period     period    period      period     of Portfolio
                                     ended      ended     ended      ended       operations
                                   12/31/98   12/31/98  12/31/98    12/31/98     to 12/31/98
-----------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------
   MidCap Growth (5/3/93)           21.39%     15.33%    17.47%       N/A          22.13%
   Small Capitalization (9/20/88)    6.83%      6.63%    11.51%      18.66%        17.67%
-----------------------------------------------------------------------------------------------

===============================================================================================
           Portfolio                For the   For the    For the    For the    For the period
(Date Portfolio operations began)   1-year     3-year    5 -year     10-year   from beginning
                                    period     period    period      period     of Portfolio
                                     ended      ended     ended      ended       operations
                                   12/31/98   12/31/98  12/31/98    12/31/98     to 12/31/98
-----------------------------------------------------------------------------------------------
FIDELITY VIP FUND
-----------------------------------------------------------------------------------------------
  Equity Income (10/9/86)                3.05%    14.31%    16.37%      13.87%        12.70%
  Growth (10/9/86)                      30.45%    22.10%    19.82%      17.96%        15.89%
  Money Market (4/2/82)*                -2.50%     1.74%     2.58%       3.67%         5.00%
-----------------------------------------------------------------------------------------------

FIDELITY VIP FUND II
-----------------------------------------------------------------------------------------------
  Asset Manager (9/6/89)                6.36%     13.24%     9.26%        N/A         11.39%
  Contrafund (1/3/95)                  21.07%     21.71%      N/A         N/A         26.33%
  Index 500 (8/27/92)                  19.29%     24.54%    21.39%        N/A         19.13%
  Investment Grade Bond (12/5/88)       0.48%      3.27%     3.98%       4.43%         4.39%

-----------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
-----------------------------------------------------------------------------------------------
  Managed (8/31/88)                    -1.11%     13.68%    16.86%      17.47%        17.56%
  Small Cap (8/31/88)                 -16.03%      6.07%     5.87%      11.60%        11.36%
-----------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
-----------------------------------------------------------------------------------------------
  Royce Micro-Cap (12/27/96)           -3.93%      N/A        N/A        N/A           7.53%
-----------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
-----------------------------------------------------------------------------------------------
  Equity (11/6/86)                     16.06%     20.88%    16.55%      15.89%        14.48%
  Growth (12/31/92)                    -6.00%     21.45%    22.73%       N/A          24.77%
-----------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
-----------------------------------------------------------------------------------------------
  SoGen Overseas (2/3/97)              -4.65%      N/A        N/A        N/A          -4.32%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
-----------------------------------------------------------------------------------------------
  Limited-Term Bond (5/13/94)          -0.95%      2.29%      N/A        N/A           3.46%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
-----------------------------------------------------------------------------------------------
  International Stock (3/31/94)         7.86%      6.83%      N/A        N/A           6.55%
-----------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------
  Worldwide Hard Assets               -36.25%    -10.45%    -7.67%       N/A          -0.41%
  (8/31/89)
===============================================================================================


* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


        Adjusted historical average annual total returns for periods since the inception of each Portfolio are as follows. These figures include: the daily deduction of the mortality and expenses charge at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); and the daily deduction of the annual administrative expenses charge at the annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly).


        These figures do not reflect the quarterly deduction of the administration charge and any applicable withdrawal charge which, if deducted, would reduce performance.






===================================================================================================
      Portfolio                     For the    For the     For the     For the     For the period
   (Date Portfolio                   1-year     3-year      5-year      10-year    from beginning
   operations began)                period      period    period      period        of Portfolio
                                     ended      ended       ended       ended        operations
                                    12/31/98   12/31/98    12/31/98    12/31/98      to 12/31/98
---------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------
  MidCap Growth (5/3/93)              28.50%     17.61%      18.28%       N/A           22.68%
  Small Capitalization (9/20/88)      13.93%      8.74%      12.49%      18.71%         17.72%
---------------------------------------------------------------------------------------------------
FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------
  Equity Income (10/9/86)             10.08%     16.16%      17.20%      13.94%         12.76%
  Growth (10/9/86)                    37.56%     23.74%      20.58%      18.02%         15.95%
  Money Market (4/2/82) *              4.16%      4.04%       3.91%       3.76%          5.06%
---------------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------
  Asset Manager (9/6/89)              13.46%     15.12%      10.32%       N/A           11.46%
  Contrafund (1/3/95)                 28.18%     23.36%       N/A         N/A           27.26%
  Index 500 (8/27/92)                 26.40%     26.11%      22.11%       N/A           19.58%
  Investment Grade Bond (12/5/88)      7.34%      5.51%       5.24%       4.52%          4.48%
---------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------
  Managed (8/31/88)                    5.64%     15.54%      17.68%      17.80%         17.61%
  Small Cap (8/31/88)                -10.28%      8.19%       7.06%      11.67%         11.42%

---------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------
  Royce Micro-Cap (12/27/96)           2.63%      N/A         N/A         N/A           10.81%
---------------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------
  Equity (11/6/86)                    23.17%     22.55%      17.39%      15.96%         14.54%
  Growth (12/31/92)                    0.42%     23.10%      23.42%       N/A           25.16%
---------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------
  SoGen Overseas (2/3/97)              1.86%      N/A         N/A         N/A           -0.91%
---------------------------------------------------------------------------------------------------

===================================================================================================
      Portfolio                     For the    For the     For the     For the     For the period
   (Date Portfolio                   1-year     3-year      5-year      10-year    from beginning
   operations began)                period      period    period      period        of Portfolio
                                     ended      ended       ended       ended        operations
                                    12/31/98   12/31/98    12/31/98    12/31/98      to 12/31/98
---------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------
  Limited-Term Bond (5/13/94)             5.81%     4.58%        N/A         N/A         4.86%
---------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------
  International Stock (3/31/94)          14.96%     8.93%        N/A         N/A         7.78%
---------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------
  Worldwide Hard Assets (8/31/89)       -31.88%    -8.40%       -6.36%       N/A        -0.32%
===================================================================================================


* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


        Adjusted historical cumulative total returns for periods since the inception of each Portfolio are as follows. These figures include: the daily deduction of the mortality and expenses charge at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the daily deduction of the annual administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and the withdrawal charge of 7% in the first six Contract Years decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year until it is zero in Contract Year ten.






===================================================================================================
            Portfolio                 For the     For the     For the     For the    For the period
         (Date Portfolio               1-year      3-year      5-year     10-year    from beginning
         operations began)           period        period    period      period       of Portfolio
                                       ended       ended       ended       ended       operations
                                      12/31/98    12/31/98    12/31/98    12/31/98     to 12/31/98
---------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------
  MidCap Growth (5/3/93)               21.39%      53.42%     123.68%       N/A          210.17%
  Small Capitalization (9/20/88)        6.83%      21.23%      72.41%     453.50%        432.63%

---------------------------------------------------------------------------------------------------
FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------
  Equity Income (10/9/86)               3.05%      49.36%     113.38%     266.43%        331.39%
  Growth (10/9/86)                     30.45%      82.04%     147.00%     421.52%        506.87%
  Money Market (4/2/82) *              -2.50%       5.30%      13.57%      43.40%        126.22%
---------------------------------------------------------------------------------------------------

===================================================================================================
            Portfolio                 For the     For the     For the     For the    For the period
         (Date Portfolio               1-year      3-year      5-year     10-year    from beginning
         operations began)           period        period    period      period       of Portfolio
                                       ended       ended       ended       ended       operations
                                      12/31/98    12/31/98    12/31/98    12/31/98     to 12/31/98
---------------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------
  Asset Manager (9/6/89)               6.36%       45.19%      55.69%       N/A          173.18%
  Contrafund (1/3/95)                  21.07%      80.30%       N/A         N/A          154.18%
  Index 500 (8/27/92)                  19.29%      93.15%     163.61%       N/A          203.61%
  Investment Grade Bond (12/5/88)       0.48%      10.14%      21.52%      54.28%        54.13%
---------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------
  Managed (8/31/88)                    -1.11%      46.90%     117.94%     412.03%        432.01%
  Small Cap (8/31/88)                 -16.03%      19.32%      33.03%     199.74%        203.92%

---------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------
  Royce Micro-Cap (12/27/96)           -3.93%       N/A         N/A         N/A          15.71%
---------------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------
  Equity (11/6/86)                     16.06%      76.62%     115.11%     337.09%        416.92%
  Growth (12/31/92)                    -6.00%      79.12%     178.47%       N/A          277.21%
---------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------
  SoGen Overseas (2/3/97)              -4.65%       N/A         N/A         N/A          -8.08%
---------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------
  Limited-Term Bond (5/13/94)          -0.95%      7.04%        N/A         N/A          17.06%
---------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------
  International Stock (3/31/94)         7.86%      21.92%       N/A         N/A          35.19%
---------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------
  Worldwide Hard Assets (8/31/89)     -36.25%     -28.20%     -32.89%       N/A          -3.75%
===================================================================================================


* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


        Adjusted historical cumulative total returns for periods since the inception of each Portfolio are as follows. These figures include: the daily deduction of the mortality and expenses charges at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); and the daily deduction of the administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly).

        These figures do not reflect the quarterly deduction of the administration charge and the applicable withdrawal charge which, if deducted, would reduce performance. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.






===================================================================================================
            Portfolio                    For the   For the   For the    For the     For the period
         (Date Portfolio                 1-year    3-year     5-year    10-year     from beginning
        operations began)                period    period     period     period      of Portfolio
                                          ended     ended      ended      ended        operations
                                        12/31/98   12/31/98  12/31/98  12/31/98        to 12/31/98
---------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------
  MidCap Growth (5/3/93)                 28.50%     60.81%   131.50%     N/A         218.16%
  Small Capitalization (9/20/88)         13.93%     28.58%   80.10%    455.59%       434.85%
---------------------------------------------------------------------------------------------------
FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------
  Equity Income (10/9/86)                10.08%     56.73%   121.14%   268.71%       334.52%
  Growth (10/9/86)                       37.56%     89.48%   154.91%   424.28%       510.80%
  Money Market (4/2/82) *                 4.16%     12.62%   21.13%     44.59%       128.60%

---------------------------------------------------------------------------------------------------
FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------
  Asset Manager (9/6/89)                 13.46%     52.56%    63.40%     N/A         174.83%
  Contrafund (1/3/95)                    28.18%     87.72%     N/A       N/A         161.80%
  Index 500 (8/27/92)                    26.40%    100.58%   171.54%     N/A         210.92%
  Investment Grade Bond (12/5/88)         7.34%     17.47%    29.12%    55.59%        55.44%
---------------------------------------------------------------------------------------------------
OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------
  Managed (8/31/88)                       5.64%     54.25%   125.68%   414.43%       434.58%
  Small Cap (8/31/88)                   -10.28%     26.63%    40.62%   201.42%       205.72%
---------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------
  Royce Micro-Cap (12/27/96)              2.63%      N/A       N/A       N/A          22.93%
---------------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------
  Equity (11/6/86)                       23.17%     84.05%   122.93%   339.51%       420.31%
  Growth (12/31/92)                       0.42%     86.52%   186.36%     N/A         284.40%
---------------------------------------------------------------------------------------------------
SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------
  SoGen Overseas (2/3/97)                 1.86%      N/A       N/A       N/A          -1.73%
---------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------
  Limited-Term Bond (5/13/94)             5.81%     14.37%     N/A       N/A          24.59%
---------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------
  International Stock (3/31/94)          14.96%     29.25%     N/A       N/A          42.76%
---------------------------------------------------------------------------------------------------

===================================================================================================
            Portfolio                    For the   For the   For the    For the     For the period
         (Date Portfolio                 1-year    3-year     5-year    10-year     from beginning
        operations began)                period    period     period     period      of Portfolio
                                          ended     ended      ended      ended        operations
                                        12/31/98   12/31/98  12/31/98  12/31/98        to 12/31/98
---------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------
  Worldwide Hard Assets (8/31/89)      -31.88%    -23.15%    -28.01%    N/A         -2.92%
---------------------------------------------------------------------------------------------------



* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.

                             NET INVESTMENT FACTOR

         The Net Investment Factor is an index that measures the investment performance of a Variable Account from one Business Day to the next. Each Variable Account has its own Net Investment Factor, which may be greater or less than one. The Net Investment Factor for each Variable Account equals 1 plus the fraction obtained by dividing (a) by (b) where:

        (a)    is the net result of:

               1. the investment income, dividends, and capital gains, realized or unrealized, credited at the end of the current Business Day; plus

               2. the amount credited or released from reserves for taxes attributed to the operation of the Variable Account; minus

               3. the capital losses, realized or unrealized, charged at the end of the current Business Day, minus

               4. any amount charged for taxes or any amount set aside during the Business Day as a reserve for taxes attributable to the operation or maintenance of the Variable Account; minus

               5. the amount charged for mortality and expense risk on that Business Day; minus

               6.     the amount charged for administration on that Business
                      Day; and

        (b) is the value of the assets in the Variable Account at the end of the preceding Business Day, adjusted for allocations and transfers to and withdrawals and transfers from the Variable Account occurring during that preceding Business Day.

                           VARIABLE ANNUITY PAYMENTS

        We determine the dollar amount of the first variable annuity payment in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a variable payout plan, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming the fixed payment is based on the minimum guaranteed 3.0% interest rate) will be the same. Later variable annuity payments, however, will vary to reflect the net investment performance of the Variable Account(s) that you or the Annuitant select.

        Annuity units measure the net investment performance of a Variable Account for purposes of determining the amount of variable annuity payments. On the Annuity Start Date, we use the adjusted Contract Value for each Variable Account to purchase annuity units at the annuity unit value for that Variable Account. The number of annuity units in each Variable Account then remains fixed unless an exchange of annuity units is made as described below. Each Variable Account has a separate annuity unit value that changes each Business Day in substantially the same way as does the value of an accumulation unit of a Variable Account.

        We determine the dollar value of each variable annuity payment after the first by multiplying the number of annuity units of a particular Variable Account by the annuity unit value for that Variable Account on the Business Day immediately preceding the date of each payment. If the net investment return of the Variable Account for a payment period equals the pro-rated portion of the 3.0% annual assumed investment rate, then the variable annuity payment for that Variable Account for that period will equal the payment for the prior period. If the net investment return exceeds an annualized rate of 3.0% for a payment period, then the payment for that period will be greater than the payment for the prior period. Similarly, if the return for a period falls short of an annualized rate of 3.0%, then the payment for that period will be less than the payment for the prior period.

ASSUMED INVESTMENT RATE

        The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.0% per year. Under the Contract, the you may choose an assumed interest rate of 3.0%, 4.0% or 5.0% at the time you select a variable payout plan. We use the assumed investment rate to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT OR ANY VARIABLE ACCOUNT.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

        The amount of the first variable annuity payment to a payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Start Date, the annuity payout plan option selected, and the Annuitant's age and sex (if applicable). The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.0% per year.

        The portion of the first monthly variable annuity payment derived from a Variable Account is divided by the annuity unit value for that Variable Account (calculated as of the date of the first monthly payment). The number of such units remain fixed during the annuity period, assuming that the Annuitant makes no exchanges of annuity units for annuity units of another Variable Account or to provide a fixed annuity payment.

        In any subsequent month, for any Contract, we determine the dollar amount of the variable annuity payment derived from each Variable Account by multiplying the number of annuity units of that Variable Account attributable to that Contract by the value of such annuity unit at the end of the valuation period immediately preceding the date of such payment.

        The annuity unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Variable Account(s) supporting the variable annuity payments, less an adjustment to neutralize the 3.0% assumed investment rate referred to above. Therefore, the dollar amount of variable annuity payments after the first will vary with the amount by which the net investment return of the appropriate Variable Accounts is greater or less than 3.0% per year. For example, for a Contract using only one Variable Account to generate variable annuity payments, if that Variable Account has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, then the first annuity payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

ANNUITY UNIT VALUE

        We calculate the value of an annuity unit at the same time that we calculate the value of an accumulation unit and we base it on the same values for fund shares and other assets and liabilities. (See "Separate Account Value" in the Prospectus.) The annuity unit value for each Variable Account's first valuation period was set at $100. We calculate the annuity unit value for a Variable Account for each subsequent valuation period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

        (1)  is the accumulation unit value for the current valuation period;

        (2) is the accumulation unit value for the immediately preceding valuation period;

        (3) is the annuity unit value for the immediately preceding valuation period; and

        (4) is a special factor designed to compensate for the assumed investment rate of 3.0% built into the table used to compute the first variable annuity payment.

        The following illustrations show, by use of hypothetical examples, the method of determining the annuity unit value and the amount of several variable annuity payments based on one Variable Account.

                       ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.      Accumulation unit value for current
           valuation period.............................................................$11.15

2.      Accumulation unit value for immediately preceding valuation period..............$11.10

3.      Annuity unit value for immediately preceding
           valuation period............................................................$105.00

4.      Factor to compensate for the assumed
           investment rate of 3.0%........................................................9975

5.      Annuity unit value of current valuation
           period ((1) / (2)) x (3) x (4)............................................$105.2093

                           ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.      Number of accumulation units at Annuity Start Date..............................10,000

2.      Accumulation unit value ......................................................$11.1500

3.      Adjusted Contract Value (1)x(2)...............................................$111,500

4.      First monthly annuity payment per $1,000
           of adj. Contract Value........................................................$5.89

5.      First monthly annuity payment (3)x(4)/1,000....................................$656.74

6.      Annuity unit value...........................................................$105.2093

7.      Number of annuity units (5)/(6).................................................6.2422

8.      Assume annuity unit value for second month equal to..........................$105.3000

9.      Second monthly annuity payment (7)x(8).........................................$657.30

10.     Assume annuity unit value for third month equal to...........................$104.9000

11.     Third monthly annuity payment (7)x(10).........................................$654.81

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

        In the event of any such substitution or change, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our separate accounts, or the assets may be transferred to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

        We will continue to pay a Living Benefit under the Visionary Choice Contract and a Maturity Benefit under the Visionary Contract on Premium Payments allocated to an Eligible Variable Account if: the portfolio underlying an Eligible Variable Account changes its investment objective; we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account. (See the Prospectus for your Contract.)

RESOLVING MATERIAL CONFLICTS

        The Funds currently sell shares to registered separate accounts of insurance companies other than IL Annuity to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the Funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the Funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests in owning a Contract whose Contract Value is allocated to the Separate Account and of persons owning Contracts whose Contract Values are allocated to one or more other separate accounts investing in any one of the Funds. There is also the possibility that a material conflict may arise between the interests of Contract Owners generally, or certain classes of Contract Owners, and participating qualified retirement plans or participants in such retirement plans.

        We currently do not foresee any disadvantages to you that would arise from the sale of Fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, each management of the Funds will monitor events related to their Fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such Fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies.

        In addition, the management of the Funds will monitor the Funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate Fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the Funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the Separate Account's investment in such Funds, as appropriate. (See the individual Fund prospectuses for greater detail.)

                    TERMINATION OF PARTICIPATION AGREEMENTS

        The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

THE ALGER AMERICAN FUND.  This agreement provides for termination:

-       on six months' advance written notice by any party;

- at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

- at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code");

- at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

- at the option of the Fund or Fred Alger & Company, Inc. (the "Distributor"), upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by IL Annuity upon a determination that either the Fund or the Distributor has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by the Fund or the Distributor if the Contracts cease to qualify as annuity contracts or endowment contracts under the Code or if the Contracts are not registered, issued or sold in accordance with state and/or federal law; or

- on 180 days written notice upon a determination by any party that a material irreconcilable conflict exists.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND FUND II. These agreements provide for termination:

-       on six months' advance written notice by any party;

- at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

- at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

- at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

- at the option of the Fund or Fidelity Distributors Corporation (the "Underwriter") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by IL Annuity upon a determination that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; or

- by the Fund or the Underwriter if IL Annuity provides written notice of its intent to use another investment company as a funding vehicle for the Contracts.

OCC ACCUMULATION TRUST.  This agreement provides for termination:

-       on six months' advance written notice by any party;

- at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts;

- at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

- at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

- at the option of the Fund upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by IL Annuity upon a determination that the Fund has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by the Fund or IL Annuity if IL Annuity receives necessary regulatory approvals to substitute shares of another investment company as a funding vehicle for the Contracts;

-       by the Fund upon institution of certain proceedings against IL Annuity;

- at IL Annuity's option upon institution of certain administrative proceedings against the Fund or the Underwriter;

- by the Fund or IL Annuity upon a determination that certain irreconcilable conflicts exist; or

- at the option of the Fund or IL Annuity, upon the other party's material breach of any provision in the Participation Agreement.

ROYCE CAPITAL FUND.  This agreement provides for termination:

- at the option of IL Annuity or the Royce Trust (the "Trust") upon 180 days' notice;

- at the option of IL Annuity, if the Trust shares are not reasonably available to meet the requirements of the Contracts;

- at the option of IL Annuity, upon the institution of certain formal proceedings against the Trust by the SEC, the National Association of Securities Dealers, Inc. ("NASD"), or any other regulatory body;

- at the option of the Advisor of the Trust or the Trust, upon the institution of certain formal proceedings against IL Annuity by the SEC, the NASD or any other regulatory body;

- in the event the Trust's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts;

- at the option of the Adviser of the Trust or the Trust, if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code;

- at the option of IL Annuity, upon the Trust's unremedied breach of any material provision of this agreement;

- at the option of the Adviser of the Trust or the Trust, upon IL Annuity's unremedied breach of any material provision of this agreement;

- at the option of the Adviser of the Trust or the Trust, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law;

- in the event this agreement is assigned without the prior written consent of IL Annuity and the Trust.

SAFECO RESOURCE SERIES TRUST. This agreement shall terminate as to the sale and issuance of new Contracts:

- at the option of either IL Annuity or the SAFECO Trust ("Trust"), upon 180 days' advance written notice to the other;

- at the option of IL Annuity, upon ten days' advance written notice to the Trust if shares of the portfolios are not available for any reason to meet the requirements of the Contracts as determined by IL Annuity;

- at the option of IL Annuity, upon the institution of certain formal proceedings against the Trust or Adviser by the SEC, NASD, or any other regulatory body;

- at the option of the Trust, upon the institution of certain formal proceedings against IL Annuity or the principal underwriter for the Contracts by the SEC, the NASD or any other regulatory body;

- in the event the Trust's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts;

- upon the receipt of any necessary regulatory approvals, or the requisite vote of Contract owners having an interest in the portfolios, to substitute for shares of the portfolios the shares of another investment company in accordance with the terms of the applicable Contracts;

- at the option of the Trust, if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code;

- at the option of IL Annuity, upon the Trust's unremedied breach of any material provision of this agreement;

- at the option of the Trust, upon IL Annuity's unremedied breach of any material provision of this agreement;

- at the option of the Trust, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law;

- in the event this agreement is assigned without the prior written consent of IL Annuity, the Trust or Adviser.

SOGEN VARIABLE FUNDS, INC. This agreement shall continue in full force and effect until the first to occur of:

- termination by any party, for any reason with respect to the portfolio, by 120 days advance written notice delivered to the other parties; or

- termination by IL Annuity by written notice to the SoGen Fund and its Underwriter based upon IL Annuity's determination that the portfolio's shares are not reasonably available to meet the requirements of the Contracts; or

- termination by IL Annuity by written notice to the SoGen Fund and its Underwriter in the event the portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts; or

- termination by the SoGen Fund or its Underwriter in the event that certain formal administrative proceedings are instituted against IL Annuity by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body; or

- termination by IL Annuity in the event that certain formal administrative proceedings are instituted against the SoGen Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

- termination by IL Annuity by written notice to the SoGen Fund and its Underwriter in the event that the portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements of the Code; or

- termination by the SoGen Fund or its Underwriter by written notice to IL Annuity in the event that the Contracts fail to meet certain qualifications; or

- termination by either the SoGen Fund or its Underwriter by written notice to IL Annuity if either one or both of the SoGen Fund or its Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that IL Annuity has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of the Participation Agreement or is the subject of material adverse publicity; or

- termination by IL Annuity by written notice to the SoGen Fund and its Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the SoGen Fund, its Adviser, or its Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or is the subject of material adverse publicity; or

- termination by IL Annuity upon any substitution of the shares of another investment company or series thereof for shares of the portfolio in accordance with the terms of the Contracts; or

- termination by any party in the event that the SoGen Fund's Board of Directors determines that a material irreconcilable conflict exists.

T. ROWE PRICE FIXED INCOME SERIES, INC. AND T. ROWE PRICE INTERNATIONAL SERIES, INC. These agreements provide for termination:

-       on six months' advance written notice by any party;

- at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

- at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

- at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

- at the option of the Fund or T. Rowe Price Investment Services, Inc. (the "Underwriter") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by IL Annuity upon a determination that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by the Fund or the Underwriter if IL Annuity provides written notice of its intent to use another investment company as a funding vehicle for the Contracts;

- by the Fund or the Underwriter upon institution of certain proceedings against IL Annuity; or

- at IL Annuity's option upon institution of certain administrative proceedings against the Fund or the Underwriter.

VAN ECK WORLDWIDE INSURANCE TRUST.  This agreement provides for termination:

-       on six months' advance written notice by any party;

- at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

- at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

- at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

- at the option of the Trust or Van Eck Associates Corporation (the "Adviser") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by IL Annuity upon a determination that either the Trust or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

- by IL Annuity, the Adviser or the Trust, upon institution of certain proceedings against the broker-dealers marketing the Contracts, the Adviser or the Trust;

- upon a decision by IL Annuity to substitute the Trust's shares with the shares of another investment company; or

-       upon assignment of the Agreement.

                                 VOTING RIGHTS

        We determine the number of votes you may cast by dividing your Contract Value in a Variable Account by the net asset value per share of the Portfolio in which that Variable Account invests. For each Annuitant, we determine the number of votes attributable to a Variable Account by dividing the liability for future variable annuity payments to be paid from that Variable Account by the net asset value per share of the portfolio in which that Variable Account invests. We calculate this liability for future payments on the basis of the mortality assumptions. We use your selected assumed investment rate in determining the number of annuity units of that Variable Account credited to the Annuitant's Contract and annuity unit value of that Variable Account on the date that we determine the number of votes. As we make variable annuity payments to the Annuitant, the liability for future payments decreases as does the number of votes.

        We determine the number of votes available to you or an Annuitant as of the date coincident with the date that the Fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by written communication prior to such meeting in accordance with the Fund's established procedures.




                         SAFEKEEPING OF ACCOUNT ASSETS

        We hold the title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the Variable Accounts.

        An insurance company blanket bond covers our officers and employees. Travelers Casualty and Surety Company of America to Indianapolis Life Insurance Company and its various subsidiaries issue the bond. Our bond is in the amount of twenty million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

                         DISTRIBUTION OF THE CONTRACTS

        IL Securities, Inc, P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as a distributor for the Contracts. IL Securities, Inc. is wholly-owned by the Indianapolis Life Group of Companies, Inc., which, in turn, is wholly-owned by Indianapolis Life Insurance Company. IL Securities, Inc. is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

        We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but we reserve the right to discontinue the offering. Agents who sell the Contracts are licensed by applicable state insurance authorities to sell the Contracts and are registered representatives of IL Securities, Inc. or broker-dealers having selling agreements with IL Securities, Inc. or broker-dealers having selling agreements with such broker-dealers.


        We may pay sales commissions to broker-dealers up to an amount equal to 7.2% of the Premium Payments paid under a Contract. We may also pay asset-based trailer commissions of up to 1.25%. We may pay up to 1.25% of Premium Payments to IL Securities to compensate it for certain distribution expenses. We expect the broker-dealers to compensate sales representatives in varying amounts from these commissions. We may pay other distribution expenses such as production incentive bonuses, an agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described in the prospectus under "Fees and Charges." IL Securities, Inc. received and retained $1,588,498.71 in underwriting commissions during fiscal year 1998, $637,722.49 in fiscal year 1997, and $195,937.53 in fiscal year 1996.

                                 LEGAL MATTERS

        Janis B. Funk, Vice President Law, Individual Company, has passed upon all matters relating to Massachusetts law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


                                    EXPERTS

        Ernst & Young LLP, independent auditors, have audited the balance sheets of IL Annuity and Insurance Company as of December 31, 1998 and 1997 and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998, and the statement of net assets of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 1998, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, appearing in this Statement of Additional Information and Registration Statement. These are set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                               OTHER INFORMATION

        We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

                              Financial Statements

                    IL Annuity and Insurance Company Separate
                                   Account 1

                     Years ended December 31, 1998 and 1997
                       with Report of Independent Auditors

               IL Annuity and Insurance Company Separate Account 1

                              Financial Statements

                     Years ended December 31, 1998 and 1997

                                    CONTENTS

Report of Independent Auditors.........................................1

Audited Financial Statements

Statement of Net Assets................................................2
Statement of Operations................................................3
Statements of Changes in Net Assets....................................4
Notes to Financial Statements..........................................6

                        Report of Independent Auditors


Board of Directors
IL Annuity and Insurance Company

We have audited the accompanying statement of net assets of IL Annuity and Insurance Company Separate Account 1 (the Account) as of December 31, 1998, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IL Annuity and Insurance Company Separate Account 1 at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP

Indianapolis, Indiana
March 26, 1999

               IL Annuity and Insurance Company Separate Account 1

                             Statement of Net Assets

                                December 31, 1998


                                                                                        VALUE IN
                                                                                      ACCUMULATION      UNITS IN
                                                                       PERCENT OF    PERIOD AND NET   ACCUMULATION
                                                                       NET ASSETS        ASSETS          PERIOD      UNIT VALUE
                                                                       ---------------------------------------------------------
ASSETS
Investments at net asset value:
     Alger American Fund:
         Alger American MidCap Growth Portfolio--293,159.385
          shares at $28.87 per share (cost--$7,175,413)                     3.83%    $  8,463,518         537,127     $  15.757
         Alger Small Capitalization Portfolio--142,521.326 shares at
          $43.97 per share (cost--$5,938,251)                               2.84%       6,266,674         502,984        12.459

    Fidelity Variable Insurance Products Fund and Fund II:
       Fidelity Asset Manager Portfolio--442,337.544 shares at
           $18.16 per share (cost--$7,479,967)                              3.64%       8,032,807         503,498        15.954
       Fidelity Contra Portfolio--954,480.052 shares
           at $24.44 per share (cost--$19,024,700)                         10.56%      23,327,506       1,228,022        18.996
       Fidelity Equity Income Portfolio--886,698.057 shares at
           $25.42 per share (cost--$20,841,120)                            10.20%      22,539,812       1,355,289        16.631
       Fidelity Growth Portfolio--384,745.498 shares at $44.87
           per share (cost--$13,923,271)                                    7.82%      17,263,535         948,233        18.206
       Fidelity Index 500 Portfolio--282,915.545 shares
           at $141.25 per share (cost--$33,606,910)                        18.09%      39,961,857       1,895,005        21.088
       Fidelity Investment Grade Bond Portfolio--642,028.622
            shares at $12.96 per share (cost--$7,949,970)                   3.77%       8,320,691         691,547        12.032
        Fidelity Money Market Portfolio--12,128,091.59 shares
            at $1.00 per share (cost--$12,128,091)                          5.49%      12,128,091       1,070,535        11.329

    Oppenheimer Capital Accumulation Trust:
       OCC Managed Portfolio--511,299.87 shares at $43.74
           per share (cost--$21,616,920)                                   10.13%      22,364,263       1,396,806        16.011
       OCC Small Capitalization Portfolio--167,900.561 shares
            at $23.10 per share (cost--$4,161,775)                          1.76%       3,878,446         295,186        13.139

    T. Rowe Price International Series, Inc.:
       T. Rowe Price International Stock Portfolio--622,630.899
            shares at $14.52 per share (cost--$8,416,607)                   4.09%       9,040,605         660,670        13.684

    T. Rowe Price Fixed Income Series, Inc.:
       T. Rowe Price Limited-Term Bond Portfolio--797,906.019
            shares at $5.02 per share (cost--$ 3,990,072)                   1.81%       4,005,483         348,151        11.505

    Van Eck Worldwide Insurance Trust:
       Van Eck Hard Assets Portfolio--
            204,576 shares at $9.20 per share (cost--$2,672,462)            0.85%       1,882,096         230,762         8.156

    SAFECO Resource Series Trust:
       SAFECO Equity Portfolio--351,229.1502
           shares at $29.97 per share (cost--$9,874,187)                    4.77%      10,526,339         814,921        12.917
       SAFECO Growth Portfolio--834,431.9093
           shares at $21.30 per share (cost--$20,084,354)                   8.05%      17,773,401       1,596,318        11.134

    Royce Capital Fund:
       Royce Micro--Capitalization Portfolio--612,547.867
           shares at $5.24 per share (cost--$3,471,349)                     1.45%       3,209,743         286,635        11.198

    The SoGen Variable Funds, Inc:
       SoGen Overseas Variable Portfolio--188,134
           shares at $9.98 per share (cost--$1,961,184)                     0.85%       1,877,576         196,153         9.572
                                                                     ---------------------------------------------

Total investments and net assets (cost--$204,316,603)                     100.00%    $220,862,443      14,557,843
                                                                     =============================================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                             Statement of Operations

                          Year ended December 31, 1998


                                                                                                       Fidelity
                                                                Alger American    Alger Small           Asset        Fidelity
                                                                MidCap Growth    Capitalization        Manager        Contra
                                                  Combined        Portfolio        Portfolio          Portfolio      Portfolio
                                              ---------------------------------------------------------------------------------
Net investment income                            $ 4,578,675        $ 163,102        $ 146,554       $ 114,576        $ 71,429
Mortality and expense charges                     (2,007,727)         (75,998)         (67,842)        (75,619)       (206,094)
Net realized gain on investments                   4,788,745          290,137          546,946         343,729         525,511
Net change in unrealized appreciation
     (depreciation) on investments                13,636,294        1,203,543           62,505         369,890       3,853,247
                                              ---------------------------------------------------------------------------------
Net increase (decrease)  in net assets
     resulting from operations                  $ 20,995,987      $ 1,580,784        $ 688,163       $ 752,576     $ 4,244,093
                                              =================================================================================



                                                   Fidelity                                           Fidelity       Fidelity
                                                    Equity          Fidelity          Fidelity        Investment      Money
                                                    Income           Growth           Index 500       Grade Bond      Market
                                                   Portfolio        Portfolio         Portfolio       Portfolio      Portfolio
                                              ---------------------------------------------------------------------------------
Net investment income                             $ 175,654          $ 33,344         $ 172,100       $ 173,761      $ 452,350
Mortality and expense charges                      (231,657)         (143,225)         (332,834)        (76,041)      (121,853)
Net realized gain on investments                    625,122           872,217           398,614          20,616              -
Net change in unrealized appreciation
     (depreciation) on investments                1,084,137         3,086,828         5,950,689         287,986        (18,358)
                                              ---------------------------------------------------------------------------------
Net increase (decrease)  in net assets
     resulting from operations                  $ 1,653,256       $ 3,849,164       $ 6,188,569       $ 406,322      $ 312,139
                                              =================================================================================


                                                                                             T. Rowe
                                               OCC        OCC Small       T. Rowe Price   Price Limited-     Van Eck
                                             Managed    Capitalization    International     Term Bond      Hard Assets
                                            Portfolio     Portfolio      Stock Portfolio    Portfolio       Portfolio
                                           ---------------------------------------------------------------------------
Net investment income                        $ 95,922         $ 9,279       $ 103,176      $ 138,672        $ 310,221
Mortality and expense charges                (226,305)        (45,639)        (87,862)       (35,110)         (27,263)
Net realized gain on investments              385,492         101,316          36,415          7,816                -
Net change in unrealized appreciation
      (depreciation) on investments           461,065        (498,851)        807,117         23,406       (1,017,278)
                                           ---------------------------------------------------------------------------
Net increase (decrease)  in net assets
     resulting from operations              $ 716,174      $ (433,895)      $ 858,846      $ 134,784       $ (734,320)
                                           ===========================================================================



                                             Van Eck                                                         SoGen
                                            Worldwide         SAFECO         SAFECO        Royce Micro-     Overseas
                                            Balanced          Equity         Growth       Capitalization    Variable
                                            Portfolio        Portfolio      Portfolio        Portfolio      Portfolio
                                           ---------------------------------------------------------------------------
Net investment income                        $ 50,391        $ 495,189     $ 1,852,533       $       -       $ 20,422
Mortality and expense charges                  (8,766)         (73,843)       (119,546)        (29,799)       (22,431)
Net realized gain on investments              232,654                -               -         402,160              -
Net change in unrealized appreciation
      (depreciation) on investments          (125,542)         762,539      (2,327,980)       (265,510)       (63,139)
                                           ---------------------------------------------------------------------------
Net increase (decrease)  in net assets
     resulting from operations              $ 148,737      $ 1,183,885      $ (594,993)      $ 106,851      $ (65,148)
                                           ===========================================================================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                       Statements of Changes in Net Assets



                                                                                                        Fidelity
                                                                 Alger American     Alger Small           Asset        Fidelity
                                                                 MidCap Growth    Capitalization        Manager         Contra
                                                    Combined       Portfolio         Portfolio          Portfolio      Portfolio
                                                ----------------------------------------------------------------------------------
Net assets at January 1, 1997                     $19,804,428     $ 1,188,839       $ 1,805,378        $ 726,896      $ 2,467,748
Changes from 1997 operations:
     Net investment income                            829,534           1,249                 -           29,038           24,395
     Mortality and expense charges                   (662,091)        (33,411)          (39,116)         (21,270)        (109,011)
     Net realized gain on investments                 807,617          30,451            94,350           72,840           64,473
     Net change in unrealized appreciation
          (depreciation) on investments             5,246,583         258,518           239,994          165,946          977,429
                                                ----------------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                 6,221,643         256,807           295,228          246,554          957,286
     Net increase from contract purchases          90,037,395       2,759,201         2,738,621        2,496,478        7,215,827
     Net decrease from
          redemptions-withdrawals                 (30,677,003)       (593,211)         (768,513)        (475,425)      (1,175,257)
                                                ----------------------------------------------------------------------------------
Total increase in net assets                       65,582,035       2,422,797         2,265,336        2,267,607        6,997,856
                                                ----------------------------------------------------------------------------------
Net assets at December 31, 1997                    85,386,463       3,611,636         4,070,714        2,994,503        9,465,604

Changes from 1998 operations:
     Net investment income                          4,578,675         163,102           146,554          114,576           71,429
     Mortality and expense charges                 (2,007,727)        (75,998)          (67,842)         (75,619)        (206,094)
     Net realized gain on investments               4,788,745         290,137           546,946          343,729          525,511
     Net change in unrealized appreciation
          (depreciation) on investments            13,636,294       1,203,543            62,505          369,890        3,853,247
                                                ----------------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                20,995,987       1,580,784           688,163          752,576        4,244,093
     Net increase from contract purchases         298,691,519       7,584,846         4,929,292        8,469,571       20,344,843
     Net decrease from
          redemptions-withdrawals                (184,211,526)     (4,313,748)       (3,421,495)      (4,183,843)     (10,727,034)
                                                ----------------------------------------------------------------------------------
Total increase (decrease) in net assets           135,475,980       4,851,882         2,195,960        5,038,304       13,861,902
                                                ----------------------------------------------------------------------------------
Net assets at December 31, 1998                 $ 220,862,443     $ 8,463,518       $ 6,266,674      $ 8,032,807     $ 23,327,506
                                                ==================================================================================




                                                   Fidelity                                           Fidelity       Fidelity
                                                    Equity           Fidelity         Fidelity        Investment      Money
                                                    Income            Growth          Index 500       Grade Bond      Market
                                                   Portfolio         Portfolio        Portfolio       Portfolio      Portfolio
                                                ---------------------------------------------------------------------------------
Net assets at January 1, 1997                    $ 2,336,599       $ 1,792,626      $ 2,467,866       $ 599,037     $ 1,876,845
Changes from 1997 operations:
     Net investment income                            50,007            14,443           35,542        $ 38,551       $ 183,471
     Mortality and expense charges                   (79,769)          (50,698)         (92,518)        (15,965)        (42,708)
     Net realized gain on investments                251,422            64,652           72,120               -               -
     Net change in unrealized appreciation
          (depreciation) on investments            1,025,392           615,219        1,562,275          82,688              47
                                                ---------------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                1,247,052           643,616        1,577,419         105,274         140,810
     Net increase from contract purchases         10,039,658         4,367,280       12,303,249       3,041,263      20,381,070
     Net decrease from
          redemptions-withdrawals                 (1,805,244)         (681,737)      (2,574,475)       (672,832)    (17,106,645)
                                                ---------------------------------------------------------------------------------
Total increase in net assets                       9,481,466         4,329,159       11,306,193       2,473,705       3,415,235
                                                ---------------------------------------------------------------------------------
Net assets at December 31, 1997                   11,818,065         6,121,785       13,774,059       3,072,742       5,292,080

Changes from 1998 operations:
     Net investment income                           175,654            33,344          172,100         173,761         452,350
     Mortality and expense charges                  (231,657)         (143,225)        (332,834)        (76,041)       (121,853)
     Net realized gain on investments                625,122           872,217          398,614          20,616               -
     Net change in unrealized appreciation
          (depreciation) on investments            1,084,137         3,086,828        5,950,689         287,986         (18,358)
                                                ---------------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                1,653,256         3,849,164        6,188,569         406,322         312,139
     Net increase from contract purchases         21,390,192        15,375,506       36,779,413      10,569,641      71,373,876
     Net decrease from
          redemptions-withdrawals                (12,321,701)       (8,082,920)     (16,780,184)     (5,728,014)    (64,850,004)
                                                ---------------------------------------------------------------------------------
Total increase (decrease) in net assets           10,721,747        11,141,750       26,187,798       5,247,949       6,836,011
                                                ---------------------------------------------------------------------------------
Net assets at December 31, 1998                 $ 22,539,812      $ 17,263,535     $ 39,961,857     $ 8,320,691    $ 12,128,091
                                                =================================================================================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                                                                                                      T. Rowe
                                                        OCC          OCC Small      T. Rowe Price   Price Limited-      Van Eck
                                                      Managed     Capitalization    International     Term Bond       Hard Assets
                                                     Portfolio       Portfolio     Stock Portfolio    Portfolio        Portfolio
                                                  -------------------------------------------------------------------------------
Net assets at January 1, 1997                       $ 1,672,638       $ 486,213      $ 1,446,986      $ 271,782       $ 370,548
Changes from 1997 operations:
     Net investment income                               23,293           4,014           40,561         33,206          30,297
     Mortality and expense charges                      (63,261)        (17,708)         (36,772)       (29,879)        (18,412)
     Net realized gain on investments                    71,541          28,307           57,461              -               -
     Net change in unrealized appreciation
          (depreciation) on investments                 576,315         186,669         (116,048)         6,871        (115,720)
                                                  -------------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                     607,888         201,282          (54,798)        10,198        (103,835)
     Net increase from contract purchases             9,373,918       2,011,359        3,808,234      2,248,833       2,208,978
     Net decrease from
          redemptions-withdrawals                    (1,464,103)       (319,414)        (790,032)    (1,056,766)       (484,259)
                                                  -------------------------------------------------------------------------------
Total increase  in net assets                         8,517,703       1,893,227        2,963,404      1,202,265       1,620,884
                                                  -------------------------------------------------------------------------------
Net assets at December 31, 1997                      10,190,341       2,379,440        4,410,390      1,474,047       1,991,432

Changes from 1998 operations:
     Net investment income                               95,922           9,279          103,176        138,672         310,221
     Mortality and expense charges                     (226,305)        (45,639)         (87,862)       (35,110)        (27,263)
     Net realized gain on investments                   385,492         101,316           36,415          7,816               -
     Net change in unrealized appreciation
          (depreciation) on investments                 461,065        (498,851)         807,117         23,406      (1,017,278)
                                                  -------------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                     716,174        (433,895)         858,846        134,784        (734,320)
     Net increase from contract purchases            25,366,783       4,473,073        9,217,930      5,660,952       1,874,118
     Net decrease from
          redemptions-withdrawals                   (13,909,035)     (2,540,172)      (5,446,561)    (3,264,300)     (1,249,134)
                                                  -------------------------------------------------------------------------------
Total increase (decrease)  in net assets             12,173,922       1,499,006        4,630,215      2,531,436        (109,336)
                                                  -------------------------------------------------------------------------------
Net assets at December 31, 1998                    $ 22,364,263     $ 3,878,446      $ 9,040,605    $ 4,005,483     $ 1,882,096
                                                  ===============================================================================




                                                     Van Eck                                                           SoGen
                                                    Worldwide        SAFECO          SAFECO         Royce Micro-     Overseas
                                                    Balanced         Equity          Growth       Capitalization     Variable
                                                    Portfolio       Portfolio       Portfolio        Portfolio       Portfolio
                                                  -----------------------------------------------------------------------------
Net assets at January 1, 1997                      $ 294,427     $          -    $          -     $         -      $         -
Changes from 1997 operations:
     Net investment income                             7,317           77,014         208,167          28,969                -
     Mortality and expense charges                    (7,112)          (1,506)         (1,372)           (953)            (650)
     Net realized gain on investments                      -                -               -               -                -
     Net change in unrealized appreciation
          (depreciation) on investments               32,448          (54,039)       (168,827)         (9,616)         (18,978)
                                                  -----------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                   32,653           21,469          37,968          18,400          (19,628)
     Net increase from contract purchases            885,565        1,287,790       1,449,284         797,553          623,234
     Net decrease from
          redemptions-withdrawals                   (234,710)        (209,625)       (127,067)        (61,335)         (76,353)
                                                  -----------------------------------------------------------------------------
Total increase  in net assets                        683,508        1,099,634       1,360,185         754,618          527,253
                                                  -----------------------------------------------------------------------------
Net assets at December 31, 1997                      977,935        1,099,634       1,360,185         754,618          527,253

Changes from 1998 operations:
     Net investment income                            50,391          495,189       1,852,533               -           20,422
     Mortality and expense charges                    (8,766)         (73,843)       (119,546)        (29,799)         (22,431)
     Net realized gain on investments                232,654                -               -         402,160                -
     Net change in unrealized appreciation
          (depreciation) on investments             (125,542)         762,539      (2,327,980)       (265,510)         (63,139)
                                                  -----------------------------------------------------------------------------
     Net increase (decrease) in net assets
          resulting from operations                  148,737        1,183,885        (594,993)        106,851          (65,148)
     Net increase from contract purchases            748,303       15,713,371      29,331,910       6,156,312        3,331,587
     Net decrease from
          redemptions-withdrawals                  1,874,975)      (7,470,551)    (12,323,701)     (3,808,038)      (1,916,116)
                                                  -----------------------------------------------------------------------------
Total increase (decrease)  in net assets            (977,935)       9,426,705      16,413,216       2,455,125        1,350,323
                                                  -----------------------------------------------------------------------------
Net assets at December 31, 1998                    $       -     $ 10,526,339    $ 17,773,401     $ 3,209,743      $ 1,877,576
                                                  =============================================================================


See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                          Notes to Financial Statements

                                December 31, 1998

1. ACCOUNTING POLICIES

THE ACCOUNT

IL Annuity and Insurance Company Separate Account 1 (the "Account") is a segregated investment account of the IL Annuity and Insurance Company (the "Company"), an indirect majority owned subsidiary of Indianapolis Life Insurance Company ("ILICo"). The Account was established under Massachusetts law on November 1, 1994, commenced operations in November, 1995 and is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

INVESTMENTS

The Account invests in the following funds:

    Alger American Fund--MidCap Growth Portfolio, Small Capitalization Portfolio

    Fidelity Variable Insurance Products Fund and Fund II--Asset Manager Portfolio, Contra Portfolio, Equity Income Portfolio, Growth Portfolio, Index 500 Portfolio, Investment Grade Bond Portfolio, Money Market Portfolio

    Oppenheimer Capital Accumulation Trust--Managed Portfolio, Small Capitalization Portfolio

    T. Rowe Price International Series, Inc.--International Stock Portfolio

    T. Rowe Price Fixed Income Series, Inc.--Limited-Term Bond Portfolio

    Van Eck Worldwide Insurance Trust--Hard Assets Portfolio

    SAFECO Resource Series Trust --Equity Portfolio, Growth Portfolio

    Royce Capital Fun--Micro-Capitalization Portfolio

    The SoGen Variable Funds, Inc.--Overseas Variable Portfolio

               IL Annuity and Insurance Company Separate Account 1

1. ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Investments in funds are stated at the closing net asset value per share on December 31.

Investment transactions are accounted for on a trade date basis and the cost of investments sold is determined by the average cost method.

DIVIDENDS

Dividends paid to the Account are automatically reinvested in shares of the funds on the payable date.

FEDERAL INCOME TAXES

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a "life insurance company" as defined by the Internal Revenue Code. Based on current law, no federal income taxes are payable with respect to the Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATE

Amounts are paid to the Company for mortality and expense guarantees at the rate of 0.003404% of the current value of the Account per day (1.25% on an annual basis). The Account also pays the Company for other expenses such as contract fees ($7.50 per contract at the end of each quarter), and asset-based administration and investment advisory fees (.15% on an annual basis).

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Account.

               IL Annuity and Insurance Company Separate Account 1

3. NET ASSETS

Net assets at December 31, 1998 consist of the following:

                                                          ALGER
                                                         AMERICAN
                                                          MIDCAP          ALGER SMALL      FIDELITY ASSET       FIDELITY
                                                          GROWTH        CAPITALIZATION        MANAGER            CONTRA
                                      COMBINED          PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                 ---------------------------------------------------------------------------------------------
Contract purchases                    $ 414,721,318      $ 11,772,752        $ 9,934,379      $ 12,027,589      $ 30,240,295

Redemptions-
  withdrawals                          (222,029,442)       (5,192,377)        (4,638,479)       (5,038,713)      (12,336,041)

Accumulated net
  investment income                       2,693,833            48,281             29,273            42,773          (233,541)

Accumulated realized
  gains on investments                    5,620,362           326,865            642,627           416,818           591,187

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                            19,856,372         1,507,997            298,874           584,340         5,065,606
                                 ---------------------------------------------------------------------------------------------

                                      $ 220,862,443       $ 8,463,518        $ 6,266,674       $ 8,032,807      $ 23,327,506
                                 =============================================================================================


                                                                                              FIDELITY          FIDELITY
                                 FIDELITY EQUITY        FIDELITY                             INVESTMENT           MONEY
                                    INCOME               GROWTH          FIDELITY INDEX      GRADE BOND          MARKET
                                   PORTFOLIO           PORTFOLIO         500 PORTFOLIO        PORTFOLIO         PORTFOLIO
                                 --------------------------------------------------------------------------------------------
Contract purchases                  $ 34,033,444          $ 21,664,231      $ 51,595,156       $ 14,439,124     $ 96,826,527

Redemptions-
  withdrawals                        (14,530,871)           (8,959,866)      (19,544,025)        (6,647,510)     (85,178,792)

Accumulated net
  investment income                      (98,703)             (156,821)         (226,402)           118,202          498,658

Accumulated realized
  gains on investments                   879,216               939,303           472,686             20,616                -

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                          2,256,726             3,776,688         7,664,442            390,259          (18,302)
                                 --------------------------------------------------------------------------------------------

                                    $ 22,539,812          $ 17,263,535      $ 39,961,857        $ 8,320,691     $ 12,128,091
                                 ============================================================================================

             IL Annuity and Insurance Company Separate Account 1

3. NET ASSETS (CONTINUED)

                                                                        T. ROWE PRICE
                                        OCC            OCC SMALL        INTERNATIONAL       T. ROWE PRICE        VAN ECK
                                      MANAGED        CAPITALIZATION         STOCK           LIMITED-TERM       HARD ASSETS
                                     PORTFOLIO          PORTFOLIO          PORTFOLIO        BOND PORTFOLIO       PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
Contract purchases                    $ 36,557,572        $ 7,061,412       $ 14,888,649         $ 8,271,811      $ 4,584,313

Redemptions-
  withdrawals                          (15,621,912)        (2,984,798)        (6,733,028)         (4,418,422)      (1,876,432)

Accumulated net
  investment income                       (176,727)           (51,595)            21,376             112,742          294,269

Accumulated realized
  gains on investments                     457,050            130,816            100,548               7,816                -

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                            1,148,280           (277,389)           763,060              31,536       (1,120,054)
                                 ------------------------------------------------------------------------------------------------

                                      $ 22,364,263        $ 3,878,446        $ 9,040,605         $ 4,005,483      $ 1,882,096
                                 ================================================================================================

                                     VAN ECK                                                                      SOGEN
                                    WORLDWIDE          SAFECO             SAFECO          ROYCE MICRO-          OVERSEAS
                                     BALANCED          EQUITY             GROWTH         CAPITALIZATION         VARIABLE
                                    PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                 ---------------------------------------------------------------------------------------------
Contract purchases                    $ 2,133,023      $ 17,001,161       $ 30,781,194         $ 6,953,865        $ 3,954,821

Redemptions-
  withdrawals                          (2,335,390)       (7,680,176)       (12,450,768)         (3,869,373)        (1,992,469)

Accumulated net
  investment income                        39,854           496,854          1,939,782              (1,783)            (2,659)

Accumulated realized
  gains on investments                    232,654                 -                  -             402,160                  -

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                             (70,141)          708,500         (2,496,807)           (275,126)           (82,117)
                                 ---------------------------------------------------------------------------------------------

                                              $ -      $ 10,526,339       $ 17,773,401         $ 3,209,743        $ 1,877,576
                                 =============================================================================================

               IL Annuity and Insurance Company Separate Account 1

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1998:

                                                                Aggregate                       Aggregate
                                                                 Cost of                        Proceeds
                                                                Purchases                      from Sales
                                                           -----------------------      --------------------------
Alger American MidCap Growth Portfolio                            $     4,943,504                 $     1,291,892
Alger Small Capitalization Portfolio                                    3,318,433                       1,203,200
Fidelity Asset Manager Portfolio                                        5,673,703                       1,000,227
Fidelity Contra Portfolio                                              13,312,920                       3,291,564
Fidelity Equity Income Portfolio                                       13,322,135                       3,677,927
Fidelity Growth Portfolio                                              10,147,711                       1,889,081
Fidelity Index 500 Portfolio                                           25,186,458                       4,652,162
Fidelity Investment Grade Bond Portfolio                                5,981,432                       1,014,294
Fidelity Money Market Portfolio                                        12,128,091                       5,292,088
OCC Managed Portfolio                                                  14,703,264                       3,005,338
OCC Small Capitalization Portfolio                                      2,808,007                         818,257
T. Rowe Price International Stock Portfolio                             5,103,469                       1,287,749
T. Rowe Price Limited-Term Bond Portfolio                               3,556,931                       1,047,011
Van Eck Hard Assets Portfolio                                           1,506,476                         676,581
Van Eck Worldwide Balanced Portfolio                                            -                         863,205
SAFECO Equity Portfolio                                                 9,758,086                       1,081,556
SAFECO Growth Portfolio                                                20,084,355                       1,429,983
Royce Micro-Capitalization Portfolio                                    3,055,809                         343,265
SoGen Overseas Variable Portfolio                                       1,961,184                         549,039
                                                                   ---------------                ----------------
                                                                    $ 156,551,968                  $   34,414,419
                                                                   ===============                ================


               IL Annuity and Insurance Company Separate Account 1

5. SUMMARY OF UNIT TRANSACTIONS

                                                                          YEAR ENDED DECEMBER 31
                                      --------------------------------------------------------------------------------------------
                                                          1998                                               1997
                                      --------------------------------------------------------------------------------------------
                                               UNITS                   AMOUNT                    UNITS                  AMOUNT
                                      --------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP
  GROWTH PORTFOLIO
    Contract purchases                          541,388               $ 7,584,846                  239,151          $ 2,759,201
    Redemptions-withdrawals                    (307,905)               (4,313,748)                 (51,416)            (593,211)

ALGER SMALL CAPITALIZATION
  PORTFOLIO
    Contract purchases                          421,397                 4,929,292                  262,182            2,738,621
    Redemptions-withdrawals                    (292,498)               (3,421,495)                 (73,574)            (768,513)

FIDELITY ASSET MANAGER PORTFOLIO
    Contract purchases                          564,262                 8,469,571                  192,905            2,496,478
    Redemptions-withdrawals                    (278,737)               (4,183,843)                 (36,736)            (475,425)

FIDELITY CONTRA PORTFOLIO
    Contract purchases                        1,203,125                20,344,843                  535,915            7,215,827
    Redemptions-withdrawals                    (634,360)              (10,727,034)                 (87,286)          (1,175,257)

FIDELITY EQUITY INCOME PORTFOLIO
    Contract purchases                        1,347,626                21,390,192                  741,701           10,039,658
    Redemptions-withdrawals                    (776,292)              (12,321,701)                (133,366)          (1,805,244)

FIDELITY GROWTH PORTFOLIO
    Contract purchases                          977,899                15,375,506                  362,310            4,367,280
    Redemptions-withdrawals                    (514,083)               (8,082,920)                 (56,557)            (681,737)

FIDELITY INDEX 500 PORTFOLIO
    Contract purchases                        1,948,062                36,779,413                  836,785           12,303,249
    Redemptions-withdrawals                    (888,781)              (16,780,184)                (175,099)          (2,574,475)

FIDELITY INVESTMENT GRADE
  BOND PORTFOLIO
    Contract purchases                          909,373                10,569,641                  281,130            3,041,263
    Redemptions-withdrawals                    (492,817)               (5,728,014)                 (62,196)            (672,832)

FIDELITY MONEY MARKET PORTFOLIO
    Contract purchases                        6,425,159                71,373,876                1,909,770           20,381,070
    Redemptions-withdrawals                  (5,837,872)              (64,850,004)              (1,602,946)         (17,106,645)

OCC MANAGED PORTFOLIO
    Contract purchases                        1,627,589                25,366,783                  676,158            9,373,918
    Redemptions-withdrawals                    (892,434)              (13,909,035)                (105,608)          (1,464,103)

               IL Annuity and Insurance Company Separate Account 1

                                                                    YEAR ENDED DECEMBER 31
                                   ---------------------------------------------------------------------------------------------
                                                    1998                                               1997
                                   ---------------------------------------------------------------------------------------------
                                         UNITS                   AMOUNT                    UNITS                  AMOUNT
                                   ---------------------------------------------------------------------------------------------
OCC SMALL CAPITALIZATION
  PORTFOLIO
    Contract purchases                    321,943               $ 4,473,073                  150,118          $ 2,011,359
    Redemptions-withdrawals              (182,825)               (2,540,172)                 (23,840)            (319,414)

T. ROWE PRICE INTERNATIONAL
  STOCK PORTFOLIO
    Contract purchases                    718,383                 9,217,930                  320,572            3,808,234
    Redemptions-withdrawals              (424,468)               (5,446,561)                 (66,504)            (790,032)

T. ROWE PRICE LIMITED-TERM
  BOND PORTFOLIO
    Contract purchases                    508,347                 5,660,952                  217,142            2,248,833
    Redemptions-withdrawals              (293,130)               (3,264,300)                (102,039)          (1,056,766)

VAN ECK HARD ASSETS
   PORTFOLIO
    Contract purchases                    186,118                 1,874,118                  181,518            2,208,978
    Redemptions-withdrawals              (124,051)               (1,249,134)                 (39,793)            (484,259)

VAN ECK WORLDWIDE BALANCED
  PORTFOLIO
    Contract purchases                    124,696                   748,303                   76,935              885,565
    Redemptions-withdrawals              (312,444)               (1,874,975)                 (20,391)            (234,710)

SAFECO EQUITY PORTFOLIO
    Contract purchases                  1,342,335                15,713,371                  122,705            1,287,790
    Redemptions-withdrawals              (638,181)               (7,470,551)                 (19,974)            (209,625)

SAFECO GROWTH PORTFOLIO
    Contract purchases                  2,639,423                29,331,910                  130,660            1,449,284
    Redemptions-withdrawals            (1,108,945)              (12,323,701)                 (11,456)            (127,067)

ROYCE MICRO-CAPITALIZATION
  PORTFOLIO
    Contract purchases                    556,679                 6,156,312                   73,036              797,553
    Redemptions-withdrawals              (344,338)               (3,808,038)                  (5,617)             (61,335)

               IL Annuity and Insurance Company Separate Account 1

5. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                                                 YEAR ENDED DECEMBER 31
                               ----------------------------------------------------------------------------------------------
                                                  1998                                               1997
                               ----------------------------------------------------------------------------------------------
                                      UNITS                   AMOUNT                    UNITS                  AMOUNT
                               ----------------------------------------------------------------------------------------------
SOGEN OVERSEAS VARIABLE
  PORTFOLIO
    Contract purchases                  352,661             $   3,331,587                   66,856         $    623,234
    Redemptions-withdrawals            (202,828)               (1,916,116)                  (8,191)             (76,353)
                                                            --------------                                 -------------

    Net increase from unit
      transactions                                          $ 114,479,993                                  $ 59,360,403
                                                            ==============                                 =============

               IL Annuity and Insurance Company Separate Account 1

6.     IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on ILICO for its information systems processing, and utilizes investment transaction information reported by the various fund managers. The Company's Year 2000 plan includes the following phases (many of which been completed):

      Phase One - Planning and Budgeting: The Company's Board of Directors adopted a plan to address Year 2000 (Y2K) issues in April of 1997. This plan was approved by the corporate officers, executive management, and the Vice President of Information Technology.

      Phase Two - Inventory: The Company completed an initial inventory of all hardware, software, equipment and business partner components on June 30, 1997. Each inventory item was categorized by importance to the organization, i.e., mission critical, essential, important, and marginal.

      Phase Three - Assessment/Planning: An impact assessment was completed on July 9, 1997, followed by a Y2K project plan on February 2, 1998. The Company's officers, Legal Department and management worked extensively with an outside consultant during this process.

      Phase Four - Remediation/Implementation of Mission Critical Systems: The Company implemented necessary mission critical Y2K system updates. Since the Company was in the process of converting from a mainframe system to a LAN environment, The Company coordinated the process of migrating to new mission critical systems that were Y2K ready.

      Phase Five - Facilities: The Company has reviewed, upgraded or replaced its mission critical facilities systems that may contain embedded technology. This included replacement of its HVAC and Fire/Safety systems used to maintain the facility. The Company has worked and is working with its vendors in testing and updating mission critical facility systems as needed.

      Phase Six - Testing: The Company constructed and successfully executed an enterprise-wide test for its mission critical systems in a dedicated, time-controlled environment. This testing was completed as of December 31, 1998. Plans for 1999 include on-going testing of these mission critical systems for Y2K readiness. Additionally, the Company will be examining less critical systems to verify their readiness.

               IL Annuity and Insurance Company Separate Account 1

6.    IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)

      Phase Seven - Third Party Administrators/Vendors: The Company has contacted its significant business partners, suppliers, and vendors to ascertain the status of their Y2K readiness. The Company has also worked closely with its Third Party Administrators (TPA), to ascertain their level of Y2K readiness. The Company's outside consultants have also been involved in the discussions and assessments of TPA Y2K readiness. The Company will continue to work with its partners, suppliers, vendors and TPA's throughout 1999. While the Company has worked in conjunction with these third parties, they each remain ultimately responsible for their own Y2K readiness initiatives.

      Phase Eight - Contingency Planning: The contingency plan for mission critical systems was written in 1998. Contingency planning for essential, important and marginal systems is scheduled for completion in 1999. These plans will be reviewed and updated, where necessary. The Company is reviewing its current Disaster Recovery Plan and anticipates using it as a basis for Y2K contingency planning. The Company is working with its offsite disaster recovery location vendor concerning their readiness, should they be needed.

      Phase Nine - Documentation: The Company has completed a Y2K Operations Manual documenting procedures relating to Y2K processing. All mission critical information is stored in fireproof cabinets within the Y2K Office. The Company is currently in the process of imaging all documentation relating to Y2K projects, vendor information, correspondence sent/received and third party relationship documentation. An offsite location has been established for storing test results and documentation once the imaging process has been completed.

The costs incurred by ILICo to address the Company's Y2K issues for each of the years ended December 31, 1998 and 1997 were $11,000,000 and $1,000,000, respectively. ILICo anticipates incurring additional expenses of approximately $3,000,000 to complete Y2K initiative.

               IL Annuity and Insurance Company Separate Account 1

6. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)

The Company is confident that its internal mission critical systems can transition into the Year 2000, and beyond, based on positive testing results. The Company will continue to evaluate the Y2K readiness of and modify its essential and important systems throughout 1999. The Company believes that the worst case Y2K scenario would relate to its outside vendors. Should the Company not have electricity or should the financial institutions and securities firms have operational difficulties, it would no doubt affect Company operations. The impact on the Company would depend on the extent to which of these or other services are lost or delayed. The Company has not estimated these figures. This will be an issue the Company will address in its contingency planning during 1999.

                              Financial Statements

                        IL Annuity and Insurance Company

                  Years ended December 31, 1998, 1997 and 1996
                       With Report of Independent Auditors

                        IL Annuity and Insurance Company

                              Financial Statements

                  Years ended December 31, 1998, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Balance Sheets................................................................2
Statements of Income..........................................................3
Statements of Shareholder's Equity............................................4
Statements of Cash Flows......................................................5
Notes to Financial Statements.................................................6

                         Report of Independent Auditors

Board of Directors
IL Annuity and Insurance Company

We have audited the accompanying balance sheets of IL Annuity and Insurance Company (indirectly majority owned by Indianapolis Life Insurance Company) as of December 31, 1998 and 1997, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IL Annuity and Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                               ERNST & YOUNG LLP


Indianapolis, Indiana
March 26, 1999

                        IL Annuity and Insurance Company

                                 Balance Sheets

                                                                DECEMBER 31
                                                        1998                  1997
                                                  ----------------------------------------
ASSETS
Investments:
     Fixed maturity securities:
         Available for sale, at fair value         $ 1,675,815,473         $ 432,917,723
         Trading, at fair value                        104,749,857            28,033,530
         Held to maturity, at amortized cost             8,032,183             8,036,013
     Mortgage loans                                     25,008,180            20,853,908
     Policy loans                                          226,547                41,309
     Cash and cash equivalents                         227,784,876            78,206,640
                                                  ----------------------------------------
Total investments                                    2,041,617,116           568,089,123

Accrued investment income                               20,901,296             5,838,029
Reinsurance recoverable                                108,451,109            30,962,413
Deferred acquisition costs                              58,905,858            18,954,120
Goodwill                                                 1,734,003             1,843,518
Federal income taxes recoverable                                 -               951,606
Receivables and other assets                                49,440               195,990
Separate account assets                                220,862,443            85,386,460
                                                  ----------------------------------------
Total assets                                       $ 2,452,521,265         $ 712,221,259
                                                  ========================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
     Future policy benefit reserves                $ 2,071,810,495         $ 581,568,496
     Other policyholder liabilities                      4,958,066               432,661
     Accounts payable and other liabilities             23,957,740            13,437,140
     Federal income taxes payable                        1,618,322                     -
     Deferred federal income taxes                      31,885,299             5,233,339
     Separate account liabilities                      220,862,443            85,386,460
                                                  ----------------------------------------
Total liabilities                                    2,355,092,365           686,058,096

Shareholder's equity:
     Common stock, $250 par value:
          Authorized and issued--10,000 shares           2,500,000             2,500,000
     Additional paid-in capital                         91,662,659            24,262,659
     Accumulated other comprehensive income                819,116               250,115
     Retained earnings (deficit)                         2,447,125              (849,611)
                                                  ----------------------------------------
Total shareholder's equity                              97,428,900            26,163,163
                                                  ----------------------------------------
Total liabilities and shareholder's equity         $ 2,452,521,265         $ 712,221,259
                                                  ========================================


See accompanying notes.

                        IL Annuity and Insurance Company

                              Statements of Income


                                                                         YEARS ENDED DECEMBER 31

                                                            1998                  1997                 1996
                                                      -----------------------------------------------------------
REVENUE
Annuity fees and charges                                $  2,209,651          $  1,112,192         $    346,265
Investment income                                         55,002,920            12,315,656              884,450
Net realized capital gains                                   194,062               762,934              133,003
                                                      -----------------------------------------------------------
                                                          57,406,633            14,190,782           1,363,718

EXPENSES
Policy benefits                                           39,948,207            10,483,499              549,779
Underwriting, acquisition and insurance expenses          11,279,637             1,988,802            2,762,343
                                                      -----------------------------------------------------------
                                                          51,227,844            12,472,301            3,312,122
                                                      -----------------------------------------------------------
Income (loss) before federal income taxes                  6,178,789             1,718,481           (1,948,404)

Federal income taxes                                       2,882,053                38,761                9,634
                                                      -----------------------------------------------------------

Net income (loss)                                       $  3,296,736          $  1,679,720         $ (1,958,038)
                                                      ===========================================================


See accompanying notes.

                        IL Annuity and Insurance Company

                       Statements of Shareholder's Equity

                                                                                ACCUMULATED
                                                                                   OTHER           RETAINED
                                                COMMON      ADDITIONAL PAID-   COMPREHENSIVE       EARNINGS
                                                STOCK          IN CAPITAL         INCOME           (DEFICIT)             TOTAL
                                          ------------------------------------------------------------------------------------------
Balance at January 1, 1996                  $    2,500,000   $    6,762,659    $      134,367   $     (571,293)     $    8,825,733

Net loss                                                 -                -                 -       (1,958,038)         (1,958,038)
Change in net unrealized gains                                                                                                   -
    on available for sale securities                     -                -            20,102                               20,102
                                                                                                                    ----------------
Total comprehensive income                                                                                              (1,937,936)

Capital contribution                                             10,500,000                                             10,500,000
                                          ------------------------------------------------------------------------------------------

Balance at December 31, 1996                     2,500,000       17,262,659           154,469       (2,529,331)         17,387,797

Net income                                               -                -                 -        1,679,720           1,679,720
Change in net unrealized gains
   on available for sale securities                      -                -            95,646                               95,646
                                                                                                                    ----------------
Total comprehensive income                                                                                               1,775,366

Capital contribution                                     -        7,000,000                 -                -           7,000,000
                                          ------------------------------------------------------------------------------------------

Balance at December 31, 1997                     2,500,000       24,262,659           250,115         (849,611)         26,163,163

Net income                                               -                -                 -        3,296,736           3,296,736
Change in net unrealized gains
   on available for sale securities                      -                -           569,001                              569,001
                                                                                                                    ----------------
Total comprehensive income                                                                                               3,865,737

Capital contribution                                     -       67,400,000                 -                -          67,400,000
                                          ==========================================================================================
Balance at December 31, 1998                $    2,500,000   $   91,662,659    $      819,116   $    2,447,125      $   97,428,900
                                          ==========================================================================================


See accompanying notes.

                        IL Annuity and Insurance Company

                            Statements of Cash Flows

                                                                         YEARS ENDED DECEMBER 31

                                                               1998                1997                  1996
                                                      ----------------------------------------------------------------
OPERATING ACTIVITIES
Net income (loss)                                       $        3,296,736    $      1,679,720    $       (1,958,038)
Adjustments to reconcile net income (loss) to net
  cash used by operating activities:
    Amortization of bond discount/premium                      (14,211,485)         (1,521,845)               20,121
    Amortization of goodwill                                       109,516             109,516               109,516
    Net realized capital gains                                 (14,388,642)         (3,350,187)             (133,003)
    Changes in operating assets and liabilities:
      Deferred acquisition costs                               (45,721,706)        (17,569,346)           (5,227,443)
      Amortization of deferred acquisition costs                 5,769,968           3,476,107               366,562
      Accrued investment income                                (15,063,267)         (5,272,055)             (484,944)
      Reinsurance recoverable                                  (77,488,696)        (30,962,413)                    -
      Receivables and other assets                              (3,630,107)          5,717,101               163,961
      Accounts payable and accrued liabilities                     824,660           8,447,968             4,831,911
      Federal income taxes                                      29,221,888           4,188,924                20,457
                                                      ----------------------------------------------------------------
Net cash  used by operating activities                        (131,281,135)        (35,056,510)           (2,290,900)

INVESTING ACTIVITIES
Sales and maturity of fixed maturity securities                197,795,869          59,815,409            55,536,586
Mortgage loan repayments                                           928,766             222,696                     -
Purchase of fixed maturity securities                       (1,428,079,218)       (469,593,436)          (91,982,677)
Investment in mortgage loans                                    (5,125,000)        (21,287,250)                    -
Increase in policy loans                                          (185,238)            (41,309)                    -
                                                      ----------------------------------------------------------------
Net cash used by investing activities                       (1,234,664,821)       (430,883,890)          (36,446,091)

FINANCING ACTIVITIES
Annuity deposits received                                    1,465,486,111         530,306,529            45,805,196
Annuity surrender benefits                                     (17,361,919)        (14,106,711)              (82,916)
Capital contribution                                            67,400,000           7,000,000            10,500,000
                                                      ----------------------------------------------------------------
Net cash provided by financing activities                    1,515,524,192         523,199,818            56,222,280
                                                      ----------------------------------------------------------------

Net increase in cash and short-term investments                149,578,236          57,259,418            17,485,289
Cash and cash equivalents at beginning of year                  78,206,640          20,947,222             3,461,933
                                                      ----------------------------------------------------------------
Cash and cash equivalents at end of year                $      227,784,876    $     78,206,640    $       20,947,222
                                                      ================================================================


See accompanying notes.

                        IL Annuity and Insurance Company

                          Notes to Financial Statements

                                December 31, 1998

1. ORGANIZATION, BASIS OF PRESENTATION AND ACCOUNTING POLICIES

IL Annuity and Insurance Company (the "Company") is a wholly owned subsidiary of The Indianapolis Life Group of Companies, Inc., which in turn is a majority owned subsidiary of Indianapolis Life Insurance Company ("ILICo"). The Company is incorporated in the State of Massachusetts and is licensed to do business in forty-five states and the District of Columbia.

The Company offers flexible premium deferred annuity contracts which may be offered in connection with retirement plans. The premiums collected on variable annuity contracts are invested primarily in various mutual funds held in a Separate Account at the direction of the policyholder.

Preparation of the financial statements requires management to make estimates and assumptions that effect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

INVESTMENTS

Fixed maturity securities which may be sold to meet liquidity and other needs of the Company are categorized as available for sale and are reported at fair value with unrealized holding gains and losses reported as a separate component of shareholder's equity. Fixed maturity securities which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are reported at amortized cost. Fixed maturity securities that are bought and held principally for the purpose of selling them in the near term to generate profits from short-term differences in price are categorized as trading and are reported at fair value with unrealized holding gains and losses reported in operations.

Cash and short-term investments include cash on hand and demand deposits and investments with maturities of less than one year at the date of acquisition, and are stated at cost which approximates fair value.

Mortgage loans and policy loans are stated at aggregate unpaid balances. Allowance for loss on mortgage loans is $252,608 and $210,646 at December 31, 1998 and 1997, respectively.

                        IL Annuity and Insurance Company

1. ORGANIZATION, BASIS OF PRESENTATION AND ACCOUNTING POLICIES (CONTINUED)

DEFERRED ACQUISITION COSTS

Costs relating to the acquisition of annuity products, primarily commissions and certain costs of marketing, policy issuance and underwriting, which vary with and are directly related to the production of new business, are deferred and included in the deferred acquisition cost asset to the extent that such cost are recoverable from future policy related revenues. Deferred acquisition costs, with interest, are amortized over the lives of the policies in a relationship to the present value of estimated future gross profits, discounted using the interest rate credited to the policy.

GOODWILL

Goodwill is amortized over the period of 20 years using the straight-line method. Accumulated amortization of goodwill is $456,316 and $346,801 at December 31, 1998 and 1997, respectively.

FUTURE POLICY BENEFIT RESERVES

Future policy benefit reserves for annuity products represent policy account balances before applicable surrender charges, and net unrealized gains on available for sale securities allocated to policyholders.

THIRD-PARTY ADMINISTRATORS

The Company has contractual arrangements with three third-party administrators to distribute and administer its annuity products, which represents all of the Company's business. One of the third-party administrators, Legacy Marketing Group, distributes and administers the majority of this business.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the Separate Account are not included in the accompanying financial statements.

                        IL Annuity and Insurance Company

1. ORGANIZATION, BASIS OF PRESENTATION AND ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenue for annuity products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances.

COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted the Financial Accounting Standards Board Statement 130, Reporting Comprehensive Income. Statement 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's net income or shareholder's equity. Statement 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in accumulated other comprehensive income. Prior years' financial statements have been reclassified to conform to the requirements of Statement 130.

The Company's reclassification adjustment for 1998 is as follows:

                                                 GROSS                           TAX EFFECT                              NET
                                          -----------------------------------------------------------------------------------------
Unrealized holding gains
   arising during year                      $   98,645,860                     $  (34,526,051)                     $   64,119,809
Reclassification adjustment for
   gains realized in net income                (11,107,299)                         3,887,555                          (7,219,744)
Allocated to future policy
   benefit reserves                            (86,663,175)                        30,332,111                         (56,331,064)
                                          -----------------------------------------------------------------------------------------
Change in net unrealized gains
   on available for sale
   securities                               $      875,386                     $     (306,385)                     $      569,001
                                          =========================================================================================

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

                        IL Annuity and Insurance Company

2. INVESTMENTS

Fixed maturity securities consist of the following at December 31:

                                                                                     1998
                                               --------------------------------------------------------------------------------
                                                                         GROSS                 GROSS
                                                  AMORTIZED            UNREALIZED            UNREALIZED             FAIR
                                                    COST                 GAINS                 LOSSES               VALUE
                                               --------------------------------------------------------------------------------
Available for sale:
United States government                       $    94,424,923       $     1,390,073       $      103,035      $    95,711,961
Public utilities                                   110,563,044             4,319,205                    -          114,882,249
Industrial and miscellaneous                     1,367,012,083           102,498,284           20,472,859        1,449,037,508
Mortgage-backed securities                          15,891,744               292,010                    -           16,183,754
                                               --------------------------------------------------------------------------------
                                               $ 1,587,891,794       $   108,499,572       $   20,575,894      $ 1,675,815,473
                                               ================================================================================

Trading:
United States government                       $     8,003,369       $        26,500       $      130,372      $     7,899,497
Special revenue                                        100,370                     -               80,370               20,000
Public utilities                                     6,578,169               332,988               87,932            6,823,225
Industrial and miscellaneous                        92,528,033             1,551,485            4,072,383           90,007,135
                                               --------------------------------------------------------------------------------
                                               $   107,209,941       $     1,910,973       $    4,371,057      $   104,749,857
                                               ================================================================================

Held to maturity:
Industrial and miscellaneous                   $     8,032,183       $       639,087       $            -      $     8,671,270
                                               ================================================================================

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

                                                                                     1997
                                               --------------------------------------------------------------------------------
                                                                         GROSS                 GROSS
                                                  AMORTIZED            UNREALIZED            UNREALIZED             FAIR
                                                    COST                 GAINS                 LOSSES               VALUE
                                               --------------------------------------------------------------------------------
Available for sale:
United States government                       $    27,377,457       $       528,917      $             -      $    27,906,374
Special revenue                                      7,520,065               105,854                    -            7,625,919
Public utilities                                    26,624,432               931,256                9,538           27,546,150
Industrial and miscellaneous                       345,890,826            16,092,873            2,831,478          359,152,221
Mortgage-backed securities                          10,552,547               134,512                    -           10,687,059
                                               --------------------------------------------------------------------------------
                                               $   417,965,327       $    17,793,412      $     2,841,016      $   432,917,723
                                               ================================================================================

Trading:
United States government                       $     1,286,404       $         1,014      $         2,966      $     1,284,452
Special revenue                                        100,457                     -                9,457               91,000
Public utilities                                     1,740,617                26,053                1,235            1,765,435
Industrial and miscellaneous                        24,577,946               488,545              173,848           24,892,643
                                               --------------------------------------------------------------------------------
                                               $    27,705,424       $       515,612      $       187,506      $    28,033,530
                                               ================================================================================

Held to maturity:
Industrial and miscellaneous                   $     8,036,013       $       440,017      $             -      $     8,476,030
                                               ================================================================================

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                 AVAILABLE FOR SALE                          TRADING                         HELD TO MATURITY
                          ---------------------------------------------------------------------------------------------------------
                             AMORTIZED           FAIR            AMORTIZED            FAIR            AMORTIZED           FAIR
                               COST              VALUE              COST              VALUE              COST             VALUE
                          ---------------------------------------------------------------------------------------------------------

Due in one year or less   $    30,960,010   $    30,898,159   $             -    $            -   $             -   $             -
Due after one year
  through five years          504,701,853       540,724,618         8,435,770         7,742,807         1,000,000         1,010,580
Due after five years
  through ten years           627,939,162       650,989,758        96,318,211        94,623,050         6,032,183         6,563,940
Due after ten years           408,399,025       437,019,183         2,455,960         2,384,000         1,000,000         1,096,750
Mortgage-backed
  securities                   15,891,745        16,183,755                 -                 -                 -                 -
                          =========================================================================================================
                          $ 1,587,891,795   $ 1,675,815,473   $   107,209,941    $  104,749,857   $     8,032,183   $     8,671,270
                          =========================================================================================================

Net investment income consisted of the following:

                                         1998                          1997                           1996
                                    -------------------------------------------------------------------------
Fixed maturity securities             $46,825,700                   $10,314,562                     $531,894
Equity securities                          13,673                             -                      113,017
Mortgage loans                          1,848,846                       606,460                            -
Short term investments                  8,136,334                     1,938,719                      244,725
Other                                   1,339,625                         7,709                           82
                                    -------------------------------------------------------------------------
Gross investment income                58,164,178                    12,947,656                      889,718
Less investment expenses                3,161,258                       631,794                        5,268
                                    -------------------------------------------------------------------------
Net investment income                 $55,002,920                   $12,315,656                     $894,450
                                    =========================================================================

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

Net unrealized gains on available for sale securities are as follows:

                                             1998                    1997
                                       ----------------        ----------------
Fixed maturity securities:
     Gross unrealized gains              $108,499,573            $ 17,793,412
     Gross unrealized losses               20,575,894               2,841,016
                                       ----------------        ----------------
                                           87,923,679              14,952,396

Deferred income taxes                      30,773,174               5,233,339
Allocated to future policy
  benefit reserves                         56,331,064               9,468,942

Gross unrealized gains on
  short-term investments                          325                       -
                                       ----------------        ----------------
                                         $    819,116            $    250,115
                                       ================        ================

Proceeds from sales of available for sale securities during 1998 and 1997 were $155,534,662 and $31,468,962, respectively. Gross gains of $14,377,767 and
$2,819,617 and gross losses of $1,150,749 and $29,328 were realized during 1998 and 1997, respectively.

3. FEDERAL INCOME TAXES

Significant components of current federal income taxes (benefit) are as follows:

                                          1998                          1997                       1996
                                      -----------------------------------------------------------------------
Federal income taxes
   (benefit) at 35%                   $  2,165,408                  $    601,468              $    (681,194)
Effect of net operating losses/
   valuation allowance                     736,452                      (698,193)                   693,452
Other, net                                 (19,807)                      135,486                     (2,624)
                                      -----------------------------------------------------------------------
Federal income taxes                  $  2,882,053                  $     38,761              $       9,634
                                      =======================================================================

Federal income taxes consist of the following:

                                          1998                          1997                       1996
                                      -----------------------------------------------------------------------
Current taxes                         $   1,769,928                 $     38,761              $       9,634
Deferred taxes                            1,112,125                            -                          -
                                      -----------------------------------------------------------------------
Total                                 $   2,882,052                 $     38,761              $       9,634
                                      =======================================================================

                        IL Annuity and Insurance Company

3. FEDERAL INCOME TAXES (CONTINUED)

At December 31, 1998 and 1997 the financial statements included deferred tax assets of $22,139,986 and $7,152,369, offset by a valuation allowance of $- and $200,153 and deferred tax liabilities of $54,025,285 and $12,185,555, respectively. The significant components of the Company's deferred tax assets and liabilities were net operating losses, deferred acquisition costs, future policy benefit reserves, amortization of goodwill and bond discount and unrealized investment gains and losses.

The Company files a stand-alone federal income tax return.

The Company recovered $800,000 in federal income taxes in 1998, and paid $1,000,000 and $- in 1997 and 1996, respectively.

4. REINSURANCE


The Company has entered into a modified coinsurance cession agreement covering flexible premium deferred annuity policies distributed through Legacy Marketing Group (a third-party administrator). Future policy benefit reserves include reinsurance payable of $1,511,542,946 and $424,318,398 at December 31, 1998 and 1997, respectively. Net realized capital gains are net of realized gains allocated to the reinsurer of $14,194,580 and $2,587,253 in 1998 and 1997, respectively.


The Company remains liable for ceded risks in the event that the reinsurer does not meet its obligations. Management believes its reinsurer will meet its obligations under existing contracts.

5. SHAREHOLDER'S EQUITY

Massachusetts insurance regulations require the Company to maintain a minimum capital and surplus of $1,200,000. Statutory capital and surplus at December 31, 1998 and 1997 was $59,886,970 and $13,292,585, respectively. Statutory net loss for 1998, 1997 and 1996 was $13,554,570, $4,957,736 and $3,252,584,
respectively.

Generally, the maximum amount of dividends which can be paid to its shareholder without prior approval of the Insurance Commissioner of the State of Massachusetts is 10% of statutory surplus at the prior year end.

6. RELATED PARTY TRANSACTIONS

The Company was allocated expenses of $2,998,435 and $1,999,903 for various administrative services from ILICo for 1998 and 1997, respectively, in conjunction with expense allocation agreements.

                        IL Annuity and Insurance Company

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

            Cash and cash equivalents, accrued investment income and policy loans: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

            Fixed maturity securities: Fair values of bonds are based on quoted market prices where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

            Mortgage loans: The fair value of mortgage loans was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

            Investment-type contracts: The fair value of deferred annuities is believed to approximate the cash surrender value.

The carrying amount and fair values of the Company's financial instruments at December 31, are as follows:

                                                  1998                                1997
                                   ------------------------------------------------------------------------
                                        CARRYING                            CARRYING
                                         AMOUNT          FAIR VALUE          AMOUNT         FAIR VALUE
                                   ------------------------------------------------------------------------
ASSETS:
Fixed maturity securities:
 Available for sale                  $1,675,815,473    $1,675,815,473    $  432,917,723   $  432,917,723
 Trading                                104,749,857       104,749,857        28,033,530       28,033,530
 Held to maturity                         8,032,183         8,671,270         8,036,013        8,476,030
Mortgage loans                           25,008,180        27,335,409        20,853,908       20,064,554

LIABILITIES:
Deferred annuities                    2,071,810,495     1,937,218,686       581,568,496      541,974,496

                        IL Annuity and Insurance Company

8. IMPACT OF YEAR 2000 (UNAUDITED)

The Company's Year 2000 plan includes the following phases (many of which have been completed):

      Phase One - Planning and Budgeting: The Company's Board of Directors adopted a plan to address Year 2000 (Y2K) issues in April of 1997. This plan was approved by the corporate officers, executive management, and the Vice President of Information Technology.

      Phase Two - Inventory: The Company completed an initial inventory of all hardware, software, equipment and business partner components on June 30, 1997. Each inventory item was categorized by importance to the organization, i.e., mission critical, essential, important, and marginal.

      Phase Three - Assessment/Planning: An impact assessment was completed on July 9, 1997, followed by a Y2K project plan on February 2, 1998. The Company's officers, Legal Department and management worked extensively with an outside consultant during this process.

      Phase Four - Remediation/Implementation of Mission Critical Systems: The Company implemented necessary mission critical Y2K system updates. Since the Company was in the process of converting from a mainframe system to a LAN environment, The Company coordinated the process of migrating to new mission critical systems that were Y2K ready.

      Phase Five - Facilities: The Company has reviewed, upgraded or replaced its mission critical facilities systems that may contain embedded technology. This included replacement of its HVAC and Fire/Safety systems used to maintain the facility. The Company has worked and is working with its vendors in testing and updating mission critical facility systems as needed.

      Phase Six - Testing: The Company constructed and successfully executed an enterprise-wide test for its mission critical systems in a dedicated, time-controlled environment. This testing was completed as of December 31, 1998. Plans for 1999 include on-going testing of these mission critical systems for Y2K readiness. Additionally, the Company will be examining less critical systems to verify their readiness.

                        IL Annuity and Insurance Company

8. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)

      Phase Seven -Third Party Administrators/Vendors: The Company has contacted its significant business partners, suppliers, and vendors to ascertain the status of their Y2K readiness. The Company has also worked closely with its Third Party Administrators (TPA), to ascertain their level of Y2K readiness. The Company's outside consultants have also been involved in the discussions and assessments of TPA Y2K readiness. The Company will continue to work with its partners, suppliers, vendors and TPA's throughout 1999. While the Company has worked in conjunction with these third parties, they each remain ultimately responsible for their own Y2K readiness initiatives.

      Phase Eight - Contingency Planning: The contingency plan for mission critical systems was written in 1998. Contingency planning for essential, important and marginal systems is scheduled for completion in 1999. These plans will be reviewed and updated, where necessary. The Company is reviewing its current Disaster Recovery Plan and anticipates using it as a basis for Y2K contingency planning. The Company is working with its offsite disaster recovery location vendor concerning their readiness, should they be needed.

      Phase Nine - Documentation: The Company has completed a Y2K Operations Manual documenting procedures relating to Y2K processing. All mission critical information is stored in fireproof cabinets within the Y2K Office. The Company is currently in the process of imaging all documentation relating to Y2K projects, vendor information, correspondence sent/received and third party relationship documentation. An offsite location has been established for storing test results and documentation once the imaging process has been completed.

The costs incurred by ILICo to address the Company's Y2K issues for each of the years ended December 31, 1998 and 1997 were $11,000,000 and $1,000,000, respectively. ILICo anticipates incurring additional expenses of approximately $3,000,000 to complete Y2K initiative.

The Company has not identified the opportunity costs associated with items such as delayed customer service enhancements, distribution enhancements, postponed product development and missed growth opportunities. Many of these initiatives were adversely impacted in 1998, as the Y2K readiness project was the primary focus of the Information Services Department.

                        IL Annuity and Insurance Company

8. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)

The Company is confident that its internal mission critical systems can transition into the Year 2000, and beyond, based on positive testing results. The Company will continue to evaluate the Y2K readiness of and modify its essential and important systems throughout 1999. The Company believes that the worst case Y2K scenario would relate to its outside vendors. Should the Company not have electricity or should the financial institutions and securities firms have operational difficulties, it would no doubt affect Company operations. The impact on the Company would depend on the extent to which of these or other services are lost or delayed. The Company has not estimated these figures. This will be an issue the Company will address in its contingency planning during 1999.

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)              FINANCIAL STATEMENTS

                 All required financial statements are included in Part B of this Registration Statement.

(b)              EXHIBITS

    (1) Certified resolution of the Board of Directors of IL Annuity and Insurance Company (the "Company") authorizing establishment of IL Annuity and Insurance Co. Separate Account 1 (the "Separate Account").3/

    (2)          Not applicable.

    (3)  (a)     Form of Distribution Agreement among the Company, the Separate
                 Account and IL Securities, Inc. ("IL Securities").3/

         (b) Form of Sales Agreement among the Company, IL Securities, Inc. and a broker-dealer.3/

    (4)  (a)(i)  Form of Contract for the Visionary Flexible Premium Deferred
                 Variable Annuity.4/

            (ii) Form of Contract for the Visionary Choice Flexible Premium
                 Deferred Variable Annuity.1/

         (b) Form of Qualified Plan Endorsement, IRA Endorsement, Endorsement for Qualified 403(b) Annuity, Unisex Rider, Additional Waiver of Withdrawal Charge Rider -
                 Hospitalization, Additional Waiver of Withdrawal Charge Rider
                 - Terminal Illness, Additional Waiver of Withdrawal Charge Rider - Long Term Care, Additional Waiver of Withdrawal Charge Rider - Post Secondary Education.4/

         (c)     Form of Roth IRA Endorsement.3/

         (d)     Endorsement to Contract dated May 1997.4/

    (5)  (a)     Form of Application for the Visionary Flexible Premium
                 Deferred Variable Annuity.4/

         (b) Form of Application for the Visionary Choice Flexible Premium Deferred Variable Annuity.1/

    (6)  (a)     Articles of Incorporation of IL Annuity and Insurance
                 Company.4/

         (b)     By-Laws of IL Annuity and Insurance Company.4/

    (7)          Not Applicable.

    (8)  (a)     Form of Participation Agreement between Fidelity Variable
                 Insurance Products Fund and IL Annuity and Insurance
                 Company.3/

         (b) Form of Participation Agreement between Fidelity Variable Insurance Products Fund II and IL Annuity and Insurance Company.3/

         (c) Form of Participation Agreement between Van Eck Investment Trust and IL Annuity and Insurance Company.3/

         (d) Form of Participation Agreement between T. Rowe Price International Series, Inc. and IL Annuity and Insurance Company.3/

         (e) Form of Participation Agreement between T. Rowe Price Fixed Income Series, Inc. and IL Annuity and Insurance Company.3/

         (f) Form of Participation Agreement between Quest for Value Accumulation Trust and IL Annuity and Insurance Company.3/

         (g) Form of Participation Agreement between The Alger American Fund and IL Annuity and Insurance Company.3/

         (h) Form of Services Agreement between Financial Administration Services, Inc. and IL Annuity and Insurance Company.4/

         (i) Participation Agreement between Royce Capital Fund and IL Annuity and Insurance Company. 2/


         (j) Trust Participation Agreement among SAFECO Resource Series Trust, SAFECO Asset Management Company, and IL Annuity and Insurance Company. 2/


         (k) Participation Agreement among SoGen Variable Funds, Inc., Societe Generale Securities Corporation, and IL Annuity and Insurance Company.2/

         (l) Form of Services Agreement between USA Administration Services, Inc. and IL Annuity and Insurance Company.2/


         (m) Amendment to Trust Participation Agreement among SAFECO Resource Series Trust, SAFECO Asset Management Company, and IL Annuity and Insurance Company.5/


    (9)          Opinion and Consent of Janis B. Funk, Esq.5/

    (10) (a)     Consent of Sutherland Asbill & Brennan LLP.5/

         (b)     Consent of Ernst & Young LLP.5/

    (11)         No financial statements will be omitted from Item 23.

    (12)         Not applicable.

    (13)         Schedule of Performance Computations.2/

    (14)         Not applicable.

    (15)         Powers of Attorney.3/

------------------------

1/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 2 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on October 23, 1996 (File No. 33-89028).

2/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on August 8, 1997 (File No. 33-89028).

3/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 6 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 1998 (File No. 33-89028).


4/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 7 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on March 1, 1999 (File No. 33-89028).



5/  Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF IL ANNUITY AND INSURANCE COMPANY

Name and Principal Business Address*               Position and Office with Depositor
-------------------------------------              ----------------------------------
Larry R. Prible                                    Chairman of the Board and Director
Gregory J. Carney                                  President, Chief Executive Officer and
                                                      Director
Lisa Foxworthy-Parker                              Secretary
John J. Fahrenbach                                 Director
Larry A. Halbach                                   Director
Garrett P. Ryan                                    Director
Stephen J. Shorrock**                              Director
Karla K. Vest                                      Director
Richard G. Darragh                                 Controller
Gene E. Trueblood                                  Treasurer
Rebecca Rissen                                     Assistant Secretary

* Unless otherwise indicated, the principal business address is 2960 North Meridian Street, Indianapolis, Indiana 46208.

** Principal business address is 65 Froehlich Farm Blvd., Woodbury, NY
11797-9847.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


                                                                                 Percent of Voting
Name                                Jurisdiction      Securities Owned             Principal Business
-----                               ------------      -----------------            -------------------
Indianapolis Life                   Indiana           Mutual Company               Life & Health
   Insurance Company*                                                                Insurance
   ("Indianapolis Life")

American United Life                Indiana           Mutual Company               Life & Health
    Insurance Company                                                                Insurance
    ("American United")

The Indianapolis Life Group         Indiana           Indianapolis Life (61.30%)   Holding Company
   of Companies, Inc.                                 American United (32.44%)
   ("The Indianapolis Group")

IL Securities, Inc.*                Indiana           All voting securities        Broker/Dealer
                                                      owned by The
                                                      Indianapolis Group

IL Term Insurance                   Indiana           All voting securities        Life & Health
  Company*                                            owned by The                 Insurance
                                                      Indianapolis Group

Bankers Life Insurance              New York          All voting securities        Life & Health
   Company of New York*                               owned by                     Insurance
                                                      Indianapolis Life

Western Security Life               Arizona           All voting securities        Life & Health
   Insurance Company*                                 owned by Indianapolis        Insurance
                                                      Life



*  Files separate statutory-basis Financial Statements.

ITEM 27. NUMBER OF CONTRACTOWNERS


    As of February 2, 1999 there were a total of 1,789 Visionary Contracts in force -- 583 non-qualified and 1,206 qualified and a total of 3,725 Visionary Choice Contracts in force -- 1,437 non-qualified and 2,288 qualified.


ITEM 28. INDEMNIFICATION

    The By-Laws of IL Annuity and Insurance Company provide, in Article X, as follows:

                                   ARTICLE X
                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Any director or officer or his legal representative shall be indemnified by the Company against reasonable expenses including the cost of any settlement and counsel fees paid or incurred in connection with any action, suit or proceeding to which any such director or officer or his legal representative may be made a party by reason of his being or having been such director or officer, provided it shall not be determined by a final determination thereof on the merits that such director or officer was in any substantial way derelict in the performance of his duties, or provided that such action, suit or proceeding shall be settled without a final determination on the merits and it shall be determined that such officer or director had not in any substantial way been derelict in the performance of his duties as charged therein, such determination to be made by a majority of the members of the Board of Directors who were not parties to such action, suit or proceedings, though less than a quorum, or by any one or more disinterested persons to whom the question may be referred by the Board of Directors. The foregoing right of indemnification shall not be exclusive of any other rights to which any director or officer may be entitled as a matter of law or which may be lawfully granted to him.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER


(a) IL Securities, Inc. is the registrant's principal underwriter. It is also the principal underwriter for Bankers Life Insurance Company of New York Separate Account 1.


(b) Officers and Directors of IL Securities, and their addresses, are as follows:


Name and Principal           Positions and Offices
Business Address*            With the Underwriter
-------------------          ---------------------
Larry R. Prible              Chairman of the Board

Gregory J. Carney            Chief Executive
                               Officer and Director

Daniel J. Labonte            President

Lisa Foxworthy-Parker        Secretary - Treasurer

John J. Fahrenbach           Director

Garrett P. Ryan              Director

Larry A. Halbach             Director

Stephen J. Shorrock          Director

Karla K. Vest                Director


*  All of the persons listed above have as their principal business address:
   P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208.


(c)(1)               (2)                    (3)             (4)               (5)
Name of        Net Underwriting
Principal      Discounts and        Compensation on     Brokerage
Underwriter    Commissions          Redemption          Commissions     Compensation
-----------    -----------          --------------      ------------    -------------
IL Securities, $1,588,498.71
  Inc.



Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into a selling agreement with the principal underwriter, or broker-dealers having selling agreements with such broker-dealers with respect to the sales of the Visionary and Visionary Choice Contracts.

ITEM 30. LOCATION OF BOOKS AND RECORDS


    All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by IL Annuity and Insurance Company at the offices of USA Administration Services, Inc., P.O. Box 29163, Overland Park, KS 66201.


ITEM 31. MANAGEMENT SERVICES

    All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

    (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

    (b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to IL Annuity and Insurance Company for a statement of additional information.

    (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

    (d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

    (e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IL Annuity and Insurance Co. Separate Account 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statements and has caused this Post-Effective Amendment No. 8 to its registration statement to be signed on its behalf, in the City of Indianapolis, and the State of Indiana, on this 21st day of April, 1999.

                             IL ANNUITY AND INSURANCE CO.
                             SEPARATE ACCOUNT 1 (Registrant)

Attest: /s/ Janis B. Funk                   By: /s/ Gregory J. Carney
        ------------------                      ---------------------
    Janis B. Funk                                       Gregory J. Carney
                                                   President

                                    By:  IL ANNUITY AND INSURANCE
                                            COMPANY (Depositor)

Attest: /s/ Janis B. Funk                   By: /s/ Gregory J. Carney
        ------------------                      ---------------------
           Janis B. Funk                            Gregory J. Carney
                                                    President

    As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


    Signature                               Title                       Date
    ----------                              -----                       ----
                           *      Chairman of the Board and        April 21, 1999
---------------------------
Larry R. Prible                   Director

                           *      President, Chief Executive       April 21, 1999
---------------------------
Gregory J. Carney                 Officer and Director

                           *      Treasurer                        April 21, 1999
---------------------------
Gene E. Trueblood                 (Principal Financial Officer)

                           *      Controller                       April 21, 1999
---------------------------
Richard G. Darragh                (Chief Accounting Officer)

                           *      Director                         April 21, 1999
---------------------------
John J. Fahrenbach

                           *      Director                         April 21, 1999
---------------------------
Larry A. Halbach

                           *      Director                         April 21, 1999
---------------------------
Garrett P. Ryan

                           *      Director                         April 21, 1999
---------------------------
Stephen J. Shorrock

                           *      Director                         April 21, 1999
---------------------------
Karla K. Vest


/s/ Janis B. Funk                 On April 21, 1999, as Attorney-in-Fact pursuant
------------------
* By Janis B. Funk                to powers of attorney filed herewith.

                                  EXHIBIT INDEX


Exhibit 8 (m)         Amendment to Trust Participation Agreement among SAFECO
                      Resource Series Trust, SAFECO Asset Management Company, and IL Annuity and Insurance Company

Exhibit 9             Opinion and Consent of Janis B. Funk, Esq.

Exhibit 10(a)         Consent of Sutherland Asbill & Brennan LLP

Exhibit 10(b)         Consent of Ernst & Young LLP